As filed with the Securities and Exchange Commission on February 27, 2012

Securities Act File No. 033-41694

Investment Company Act File No. 811-06352

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 150	☒

and/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No. 161 (Check appropriate box or boxes)	☒

ING SERIES FUND, INC.

(Exact Name of Registrant Specified in Charter)

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (800) 992-0180

Huey P. Falgout, Jr., Esq. ING Investments, LLC 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 (Name and Address of Agent for Service)	With copies to: Philip H. Newman, Esq. Goodwin Procter, LLP Exchange Place 53 State Street Boston, MA 02109

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)	☐ On (date) pursuant to paragraph (a)(1)

☒ On February 29, 2012 pursuant to paragraph (b)	☐ 75 days after filing pursuant to paragraph (a)(2)

☐ 60 days after filing pursuant to paragraph (a)(1)	☐ On (date), pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☒	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

ING SERIES FUND, INC.

(“Registrant”)

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

•	Cover Sheet

•	Contents of Registration Statement

•	Explanatory Note

•	Registrant’s ING Alternative Beta Fund’s Class A, Class B, Class C, Class I, and Class W Prospectus dated February 29, 2012

•	Registrant’s ING Global Target Payment Fund’s Class A, Class C, Class I, Class R, and Class W Prospectus dated February 29, 2012

•	Registrant’s ING Alternative Beta Fund’s Class A, Class B, Class C, Class I, and Class W shares Statement of Additional Information (“SAI”) dated February 29, 2012

•	Registrant’s ING Global Target Payment Fund’s Class A, Class C, Class I, Class R, and Class W shares SAI dated February 29, 2012

•	Part C

•	Signature Page

Explanatory Note

This Post-Effective Amendment No. 150 to the Registration Statement (“Amendment”) on Form N-1A for ING Series Fund, Inc. (“Registrant”) is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of finalizing the Registrant’s ING Alternative Beta Fund’s Class A, Class B, Class C, Class I, and Class W Prospectus; ING Global Target Payment Fund’s Class A, Class C, Class I, Class R, and Class W Prospectus; ING Alternative Beta Fund’s Class A, Class B, Class C, Class I, and Class W shares Statement of Additional Information; and ING Global Target Payment Fund’s Class A, Class C, Class I, Class R, and Class W shares Statement of Additional Information, each dated February 29, 2012. This Post-Effective Amendment No. 150 designated a new effective date for previously filed Post-Effective Amendment No. 147 from February 28, 2012 to February 29, 2012.

Prospectus	February 29, 2012

  ING Alternative Beta Fund
Class: A/IABAX; B/IABBX; C/IABCX; I/IIABX; W/IABWX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up - details on back cover

INVESTMENTS

ING Alternative Beta Fund

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that approximate the performance of the beta component of the returns of the universe of hedge funds as a broad asset class represented by the HFRI Fund Weighted Composite Index (“HFRI Index”).

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 19) or the Statement of Additional Information (page 88).

Shareholder Fees Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
W	None	None
Annual Fund Operating Expenses Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W
Management Fees	%	0.75	0.75	0.75	0.75	0.75
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.33	0.33	0.33	0.22	0.33
Acquired Fund Fees and Expenses	%	0.17	0.17	0.17	0.17	0.17
Total Annual Fund Operating Expenses[2]	%	1.60	2.35	2.35	1.24	1.35
Waivers and Reimbursements[3]	%	(0.03)	(0.03)	(0.03)	None	(0.03)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.57	2.32	2.32	1.24	1.32
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.40%, 2.15%, 2.15%, 1.15%, and 1.15% for Class A, Class B, Class C, Class I, and Class W, respectively, through March 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$726	1,048	1,393	2,363
B	Sold	$735	1,031	1,453	2,497
	Held	$235	731	1,253	2,497
C	Sold	$335	731	1,253	2,684
	Held	$235	731	1,253	2,684
I	Sold or Held	$126	393	681	1,500
W	Sold or Held	$134	425	736	1,621

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve investment results that approximate the performance of the beta component of the returns of the universe of hedge funds as a broad asset class as represented by the HFRI Index. The beta component to the return of the Fund is generally considered to be that portion of the Fund’s returns that can be explained by the market exposures held in the Fund and that is not attributable to the skill of the sub-adviser

ING Alternative Beta Fund	1

(“Sub-Adviser”). The Fund uses a quantitative returns regression methodology (the “Methodology”) to identify the beta component of the returns of the HFRI Index by analyzing the historical monthly performance of the HFRI Index relative to a group of market indices (each an “Index” and collectively, the “Indices”). The HFRI Index is a non-investible index comprised of a broad range of hedge fund strategies through an equally-weighted composite universe of approximately two thousand hedge funds.

The Fund does not invest in hedge funds, but rather, invests in financial instruments that provide long or short exposure to the Indices, including among others, futures contracts, exchange-traded funds to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”), swaps, structured notes, exchange-traded notes, forward contracts, and cash represented by money market funds or high quality debt securities (“Financial Instruments”). The Fund currently invests in Indices representing the performance of the following investment categories, together with U.S. dollar money market investments: U.S. large cap equities, U.S. small cap equities, non-U.S. equities, emerging markets equities, commodities, currencies, and U.S. large cap equity volatility. Each month the Methodology is used to recalculate the positions in the Fund for the following month. Total exposure (long and/or short) to Indices taken by the Fund will vary from month to month and could be up to 150% of the value of the Fund as measured by the absolute value of both long and short positions taken by the Fund. The Fund obtains long exposure with respect to an Index by investing in Financial Instruments that rise or fall in value with a rise or fall in the value of the underlying Index, and obtains short exposure with respect to an Index by investing in Financial Instruments that rise in value with a fall in the value of the underlying Index and decline in value with a rise in the value of the underlying Index.

The Fund’s net asset value per share may decline from month to month even if the value of any or all of the Indices used in the Methodology increase during that time. Moreover, neither the Fund nor hedge funds provide a guarantee of “absolute returns,” that is, returns independent of the overall direction of equity and fixed-income markets; accordingly there can be no assurance that either hedge funds in general, or the Fund in particular, will be successful at producing positive returns. The use of specific market exposures in the Fund, their weights and their long or short exposures is based entirely on the Methodology. To the extent that the Methodology or its underlying data is not predictive of future events, the return of the Fund may deviate from the returns of the beta component of hedge fund returns.

The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Issuer Non-Diversification   The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

2	ING Alternative Beta Fund

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of leverage may increase the Fund’s expenses and increase the impact of the Fund’s other risks.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Over-the-Counter Investments   Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Fund to counterparty risk.

Proprietary Hedge Fund Beta Strategy   The Sub-Adviser’s process for approximating the beta component of hedge fund performance is complex, is based on historical data (which may not reflect future results), and does not seek to replicate the alpha component of the HFRI Index. Assumptions and calculations used in portfolio management’s process could be flawed. Also, hedge funds tend to change investments more frequently than the Fund does, making it harder for the Fund to match hedge fund performance. In addition, hedge fund returns are unpredictable and the Fund could underperform, or be more volatile than, a fund that invests more broadly.

Short Exposures   The Fund takes short exposure on market indices by investing in an instrument or derivative that rises in value with a fall in the related index. If the price of the index rises while the Fund has a short exposure to it, the Fund may have to cover its short exposure at a loss. Short exposures are subject to credit risks related to the counterparty’s ability to perform its obligations and, further, that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the instrument or derivative. The potential loss on a short exposure is unlimited because the loss increases as the price of the instrument sold short increases.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

ING Alternative Beta Fund	3

Calendar Year Total ReturnsClass A (as of December 31 of each year)

Best quarter: 2nd 2009, 7.45% and Worst quarter: 3rd 2011, (9.19)%

Average Annual Total Returns% (for the periods ended December 31, 2011)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class A before taxes	%	(10.85)	0.74	N/A	12/15/08
After tax on distributions	%	(10.85)	0.51	N/A	—
After tax on distributions with sale	%	(7.05)	0.59	N/A	—
HFRX Index[1]	%	(8.87)	2.82[2]	N/A	—
HFRI Index[1]	%	(5.02)	7.90[2]	N/A	—
Class B before taxes	%	(10.77)	0.99	N/A	12/15/08
HFRX Index[1]	%	(8.87)	2.82[2]	N/A	—
HFRI Index[1]	%	(5.02)	7.90[2]	N/A	—
Class C before taxes	%	(7.02)	1.94	N/A	12/15/08
HFRX Index[1]	%	(8.87)	2.82[2]	N/A	—
HFRI Index[1]	%	(5.02)	7.90[2]	N/A	—
Class I before taxes	%	(5.05)	3.01	N/A	12/15/08
HFRX Index[1]	%	(8.87)	2.82[2]	N/A	—
HFRI Index[1]	%	(5.02)	7.90[2]	N/A	—
Class W before taxes	%	(5.23)	2.94	N/A	12/15/08
HFRX Index[1]	%	(8.87)	2.82[2]	N/A	—
HFRI Index[1]	%	(5.02)	7.90[2]	N/A	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Advisors B.V.
Portfolio Managers
Bas Peeters	Frank van Etten
Portfolio Manager (since 12/08)	Portfolio Manager (since 12/08)
Willem van Dommelen	Paul Verloop
Portfolio Manager (since 12/08)	Portfolio Manager (since 10/11)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	ING Alternative Beta Fund

KEY FUND INFORMATION

This Prospectus contains information about the Fund and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Fund’s Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Fund.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Fund. You should be aware that the Fund is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of the Fund can be expected to vary from those of other ING Funds.

Other mutual funds and/or funds-of-funds may invest in the Fund. So long as the Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Fund is a series of ING Series Fund, Inc. (“Company”), a Maryland corporation, and is managed by ING Investments, LLC (“ING Investments” or “Adviser”).

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.

Fund Diversification

The Fund is non-diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Investor Diversification

Although the Fund is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Fund invests defensively, it may not achieve its investment objective. The Fund’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Fund may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

The Fund’s fiscal year ends October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.

5

MORE INFORMATION ABOUT THE FUND

Additional Information About the Investment Objective

The Fund’s investment objective is non-fundamental and may be changed by a vote of the Fund’s Board, without shareholder approval. The Fund will provide 60 days’ prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Fund will achieve its investment objective.

Additional Information About Principal Investment Strategies

The Fund seeks to achieve investment results that approximate the performance of the beta component of the returns of the universe of hedge funds as a broad asset class represented by the HFRI Fund Weighted Composite Index (“HFRI Index”).

The investment strategy of the Fund uses a quantitative returns regression methodology (the “Methodology”) based on the historical performance of the HFRI Index to rebalance a portfolio of liquid financial instruments which provide exposure to a group of market indices (each an “Index” and collectively, the “Indices”) which have been chosen by the sub-adviser through proprietary research as having, in the aggregate, good explanatory power with respect to the returns of the beta component of hedge funds as a broad asset class represented by the HFRI Index (“Financial instruments”). The HFRI Index is a non-investible hedge fund index comprised of a broad range of hedge fund strategies through an equally-weighted composite universe of approximately two thousand hedge funds.

There are two components to the return of funds, including hedge funds:

(i) beta, the portion of a fund’s returns that can be explained by the market exposures held in the fund; and

(ii) alpha, the portion of a fund’s returns that can not be explained by its beta and is often identified as being attributable to the skill of the portfolio manager.

The Fund uses the Methodology to identify the beta component of the returns of the HFRI Index by analyzing the monthly performance of the HFRI Index relative to the Indices. The Fund does not invest in hedge funds but rather invests in Financial Instruments that provide long and/or short exposure to Indices representing the following investment categories, together with U.S. dollar money market investments: U.S. Large Cap Equities, U.S. Small Cap Equities, Non-U.S. Equities, Emerging Markets Equities, Commodities, Currencies and U.S. Large Cap Equity Volatility.

The Fund uses the Methodology to manage the long and/or short exposures of the Fund to these Indices. Each month the Methodology uses the most recently available HFRI Index monthly performance data to recalculate the positions in the Fund for the following month. The exposure within the Fund to a particular market index may be long or short and may be subject to certain percentage limitations. Total absolute exposure (long and/or short) to Indices taken by the Fund will vary from month to month and could be up to 150% of the value of the Fund as measured by the absolute value of the both long and short positions taken by the Fund. The Fund obtains long exposure with respect to an Index by investing in Financial Instruments that rise or fall in value with a rise or fall in the value of the underlying Index. The Fund obtains short exposure with respect to an Index by investing in Financial Instruments that rise in value with a fall in the value of the underlying Index and decline in value with a rise in the value of the underlying Index.

On an ongoing basis, the sub-adviser will research additional or alternative market index exposures that may be included in the Methodology to improve the Fund’s ability to seek to identify the beta component of HFRI Index returns and to approximate such returns in the Fund on a going forward basis. For example, other indices that have and will be considered for use in the sub-adviser’s model include domestic and foreign bonds, credit spreads, real estate and option strategies.

The Financial Instruments in which the Fund may invest include, among others:

  futures contracts ( i.e ., standardized, exchange-traded contracts that generate returns based on a reference index);
  exchange-traded funds to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder that are designed to track the performance of an index;
  swaps contracts that give the holder the right to receive the appreciation (if any) in the value of an index;
  structured notes ( i.e ., debt instruments whose return is determined by reference to an index);
  forward contracts ( i.e ., contracts to buy or sell an asset, such as a foreign currency, at a future point in time) that are directly linked to an index, and that are intended, in the aggregate, to generate investment returns that correlate with the returns of an index; and
  cash represented by money market funds or high-quality debt securities.
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MORE INFORMATION ABOUT THE FUND  (continued)

Each of these Financial Instruments presents different investment risks, each of which is disclosed in more detail below.

The Fund does not invest in hedge funds. It does take a number of exposures to Indices which are not generally found in long-only equity or fixed-income mutual funds. These include, among other things, short exposure to equity Indices, and long or short exposures to other “alternative” or non-traditional Indices, including volatility, currency and commodities. By investing principally in liquid Financial Instruments for its exposures to the Indices, the Fund enables investors to seek to achieve the beta component of hedge fund returns in a manner that also provides the investor with daily liquidity, low investment minimums and no minimum net worth requirements, which are not typically associated with direct investments in hedge funds.

The Fund’s net asset value per share may decline from month to month even if the value of any or all of the Indices used in the Methodology increase during that time. Individual hedge funds themselves may perform better or worse than the Fund based on their style, their unique investment strategies or the skill of their particular manager. Hedge funds often may adjust their investments rapidly in view of market, political, financial or other factors, whereas the Fund generally only adjusts its composition on a monthly basis. The use of specific market exposures in the Fund, their weights and their long or short exposures is based entirely on an assessment of the Methodology of historical data related to volatility and returns of the HFRI Index. To the extent that this data and analysis turns out not to be predictive of future events, the return of the Fund may deviate from the returns of the beta component of hedge fund returns.

Moreover, neither the Fund nor hedge funds provide a guarantee of “absolute returns,” that is, returns independent of the overall direction of equity and fixed-income markets. Alternative investments such as hedge funds may often be purchased by investors on the basis of their potential to produce such returns. However, there can be no assurance that either hedge funds in general, or the Fund in particular, will be successful at producing positive returns.

The Fund is non-diversified which means it may invest a significant portion of its assets in a single issuer.

For a complete description of the Fund’s principal investment strategies, please see the Fund’s summary prospectus or the summary section of this Prospectus.

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or sub-adviser can decide whether to use them. The Fund may invest in these securities or use these techniques as part of the Fund’s principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Fund’s principal investment strategies.

The discussions below expand on the risks included in the Fund’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund.

Commodities.  The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

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MORE INFORMATION ABOUT THE FUND  (continued)

Credit.  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency.  To the extent that a fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the fund’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a fund and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the fund; thus exaggerating any increase or decrease in the net asset value of the fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a fund.

Foreign Investments/Developing and Emerging Markets.  To the extent a fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Interest Rate.  With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

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MORE INFORMATION ABOUT THE FUND  (continued)

Investment Model.  The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Issuer Non-Diversification.  In some cases, a fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.” Even though classified as non-diversified, a fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Leverage.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase a fund’s expenses and increase the impact of the fund’s other risks. Although a fund will not generate leverage in the traditional sense by increasing assets available for investment through the use of borrowing, the economic effect of the short positions and of the derivative exposures a fund may take in financial instruments to provide exposure to indices may have an economic leveraging effect on a fund. This economic leveraging of a fund in an amount of up to 50% of the fund’s value may exaggerate any increase or decrease in the net asset value of a fund and thus result in increased volatility of returns.

Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate,

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MORE INFORMATION ABOUT THE FUND  (continued) the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose a fund to counterparty risk.

Proprietary Hedge Fund Beta Strategy.  The sub-adviser’s process for approximating the beta component of hedge fund performance is complex, is based on historical data (which may not reflect future results), and does not seek to replicate the alpha component of the HFRI Index. Assumptions and calculations used in portfolio management’s process could be flawed. Also, hedge funds tend to change investments more frequently than a fund does, making it harder for the fund to match hedge fund performance. In addition, hedge fund returns are unpredictable and a fund could underperform, or be more volatile than, a fund that invests more broadly.

The fund does not invest in hedge funds and does not seek to replicate the alpha component of the returns of the HFRI Index. Individual hedge funds themselves may perform better or worse based on their style, their unique investment strategies or the skill of their particular manager. Hedge funds often may adjust their investments rapidly in view of market, political, financial or other factors, whereas the fund only adjusts its composition on a monthly basis. The use of specific market exposures in the fund, their weights and their long or short exposures is based entirely on an assessment of historical data related to volatility and returns of a hedge fund index. To the extent that this data and analysis turns out not to be predictive of future events, the return of the fund may deviate from the returns of the HFRI Index.

The fund’s investments may not reflect a long position in each of the indices and the fund’s net asset value per share may decline from month to month, even if the value of any or all of the indices used in the model increase during that time. Total exposure to market indices taken by the fund will vary month by month and could range up to 150% of the absolute value of the long and short positions taken by the fund to an aggregate short position in the total of the market exposures taken by the fund. The total of the fund’s cash investments in the instruments providing its market exposures may not equal 100% of the fund’s value and money market returns are used as an exposure in the sub-adviser’s model, so the fund’s return may be derived in part from cash returns.

Moreover, neither the fund nor hedge funds provide a guarantee of “absolute returns,” that is, returns independent of the overall direction of equity and fixed-income markets. Alternative investments such as hedge funds may often be purchased by investors on the basis of their potential to produce such returns. However, there can be no assurance that either hedge funds in general, or the fund in particular, will be successful at producing positive returns.

The fund has limited historical performance data. The absence of a track record with respect to the fund is particularly significant because the hedge fund beta replication model employed by the fund is based on historical trends in returns that may or may not be repeated in the future.

Short Exposures.  A fund takes short exposure on market indices by investing in an instrument or derivative that rises in value with a fall in the related index. If the price of the index rises while a fund has a short exposure to it, the fund may have to cover its short exposure at a loss. Short exposures are subject to credit risks related to the counterparty’s ability to perform its obligations and, further, that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the instrument or derivative. The potential loss on a short exposure is unlimited because the loss increases as the price of the instrument sold short increases. A fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time the fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. Purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss.

Short exposure also involves other costs. A fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding.

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MORE INFORMATION ABOUT THE FUND  (continued)

In addition, to borrow the financial instrument, a fund may be required to pay a premium. A fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with the short sale.

Until a fund replaces a borrowed instrument, the fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, a fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits a fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Additional Risks

The discussion below includes risks that are not described in the Fund’s summary but which, nevertheless, are a risk to the Fund.

Counterparty.  The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Increase in Expenses.  Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund’s Annual Fund Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the fund’s assets decrease. The fund’s assets may decrease and fund expense ratios increase for many reasons, including volatility in the fund’s net asset value caused by volatility in the secondary markets for assets in which the fund invests.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund’s performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.

Manager.  A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager’s value approach may be different from another, and one manager’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

11

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE FUND

The Investment Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments oversees all investment advisory and portfolio management services for the Fund.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. ING Investments became an investment management firm in April 1995.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2011, ING Investments managed approximately $44.5 billion in assets.

Management Fee

The Adviser receives an annual fee for its advisory services to the Fund payable in monthly installments based on the average daily net assets of the Fund.

The following table shows the aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund’s average daily net assets:

Management Fee
ING Alternative Beta Fund	0.75%

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Fund’s unaudited semi-annual shareholder report dated April 30, 2011 and the unaudited semi-annual shareholder report to be dated April 30, 2012.

The Sub-Adviser and Portfolio Managers

The Adviser has engaged a sub-adviser to provide the day-to-day management of the Fund’s portfolio. The sub-adviser is an affiliate of ING Investments.

The Adviser acts as a “manager-of-managers” for the Fund. The Adviser delegates to the sub-adviser of the Fund the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-adviser of the Fund.

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MANAGEMENT OF THE FUND  (continued)

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of sub-advisers to the Fund’s Board. The Fund and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Fund’s Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund’s shareholders. The Fund will notify shareholders of any change in the identity of the sub-adviser of the Fund, the addition of a sub-adviser to the Fund, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the name of the Fund and its investment strategies may also change.

Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Fund’s Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.

ING Investment Management Advisors B.V.

ING Investment Management Advisors B.V. (“IIMA” or “Sub-Adviser”) is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and United States. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of IIMA is Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of December 31, 2011, IIMA had approximately $1.8 billion in assets under management. IIMA operates under the collective management of ING Investment Management Europe (“IIM Europe”) which, as of December 31, 2011, had approximately $195.9 billion in assets under management.

The following individuals jointly share responsibility for the day-to-day management of ING Alternative Beta Fund.

Bas Peeters, Managing Director, joined ING IM in 1998. Currently, Mr. Peeters is head of structured products. In this capacity he is responsible for the research, marketing, and portfolio management activities of this department. Previously, he was head of research structured products, where he worked on product development and implementation of structured products research. Until 2001 he also was jointly responsible for portfolio management and derivatives trading. In addition, since 2002 he has carried out research in financial economics at the Free University of Amsterdam. His previous working experience comprises postdoctoral research positions at universities in London and Belgium.

Willem van Dommelen, Senior Investment Manager of structured products, joined ING Investment Management in 2002. Currently, Mr. van Dommelen is member of the structured products department’s fund management team. In the capacity of investment manager he is responsible for managing a range of structured products and the execution of transactions in the derivatives portfolios. Mr. van Dommelen started his career as portfolio manager for institutional clients, where he was responsible for the client servicing of around 80 institutional clients of ING Investment Management.

Frank van Etten, Head of Investments of structured products, joined ING Investment Management in 2002 as an investment manager of structured products. Currently, Mr. van Etten heads up the structured products investment managers team. In this capacity he is responsible for the management of a range of structured mutual funds and the execution of transactions in derivatives portfolios. Furthermore, Mr. van Etten carries out research in structured products developments and option strategies and markets.

Paul Verloop, CFA, Portfolio Manager, joined IIMA in 2006. He is currently responsible for the development and management of structured mutual funds.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to the Fund and receives an annual administrative services fee equal to 0.10% of the Fund’s average daily net assets.

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MANAGEMENT OF THE FUND  (continued)

Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Fund other than the investment advisory services performed by the Adviser or the Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Fund, including the custodian, transfer agent, and such other service providers as may be retained by the Fund. The Administrator provides the Fund, at the Administrator’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Fund.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

15

CLASSES OF SHARES

CHOOSING A SHARE CLASS

When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the Fund; (2) the amount of your investment; (3) the expenses you’ll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.

The tables below summarize the features of the classes of shares available through this Prospectus. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. Fund charges may vary so you should review the Fund’s fee table as well as the section entitled “Sales Charges” in this Prospectus.

Summary of primary differences among share classes:

Class A
Initial Sales Charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)[1]
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class B
Initial Sales Charge	None
Contingent Deferred Sales Charge	5.00% declining to 0% after six years from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends and permitted exchanges
Minimum Account Size	$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	Automatic conversion to Class A shares after eight years, so annual expenses decrease

16

CLASSES OF SHARES  (continued)

Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None
Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
1	There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, effective July 1, 2011, shares purchased will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase. For investments made prior to July 1, 2011, shareholders will be subject to the same CDSC schedule that was in place at the time of purchase.
*	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

Please refer to the minimum investments table on page 24 for additional information.

The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.

Because the Fund may not be able to identify an individual investor’s trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.

17

CLASSES OF SHARES  (continued)

You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.

Distribution and Service (12b-1) Fees

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

The Fund has adopted a 12b-1 Plan for Class A, Class B, and Class C shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

Fund	Class A	Class B	Class C
ING Alternative Beta	0.25%	1.00%	1.00%
18

SALES CHARGES

The Fund makes available in a clear and prominent format, free of charge, on its website, (www.INGInvestment.com), information regarding applicable sales loads, reduced sales charges ( i.e ., breakpoint discounts), sales load waivers, eligibility minimums and purchases of the Fund’s shares. The website includes hyperlinks that facilitate access to the information.

Class A Shares

This section includes important information about sales charges and sales charge reduction programs available to investors in the Fund’s Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class A shares of the Fund are sold subject to the following sales charge:

Your Investment	As a % of the offering price	As a % of net asset value
Less than $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 and over[1]	N/A	N/A
1	See “Contingent Deferred Sales Charges (”CDSCs“) - Class A Shares” below.

Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998 at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Fund.

Contingent Deferred Sales Charges (“CDSCs”) - Class A Shares

Investments of $1 Million or More.  There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, effective July 1, 2011, shares purchased will be subject to a 1.00% CDSC if they are redeemed within eighteen months of purchase. For investments made prior to July 1, 2011, shareholders will be subject to the same CDSC schedule that was in place at the time of purchase.

CDSC - Class B and Class C Shares

Unless you are eligible for a waiver, if you sell your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

19

SALES CHARGES  (continued)

Class B CDSC

Years after purchase	CDSC on shares being sold
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	none

Class C CDSC

Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	none

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

CDSC on Exchange into ING Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by ING Senior Income Fund, the Fund’s CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

Reduced or Waived Front-End Sales Charges

Investors in the Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI.

You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

  Letter of Intent — lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;
  Rights of Accumulation — lets you add the value of shares of any open-end ING Fund (excluding ING Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or
  Combination Privilege — shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:

  Reinstatement Privilege — If you sell Class A shares of the Fund (or shares of other ING Funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another ING Fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI; or
  Purchases by Certain Accounts — Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase the Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’ prescribed fee schedule for purchases of fund shares.

See the Account Application or the SAI for additional information regarding the reduction of Class A shares’ charges, or contact your financial intermediary or a Shareholder Services Representative for more information.

20

SALES CHARGES  (continued)

Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers.

CDSC Waivers.  If you notify the Fund’s transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A, Class B, and Class C shares will be waived in the following cases:

  Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
  Redemptions for Class B and Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.
  Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account (“IRA”).
  Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.

Reinstatement Privilege.  If you sell Class A or Class C shares of the Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI for more information. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in all of the investor’s accounts held directly with the Company or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor; such as members of the same family or household, at any financial intermediary.

21

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

The NAV per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. When market quotations are not available or are deemed unreliable, the Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Fund’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

22

HOW TO BUY SHARES

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:

  Name;
  Date of birth (for individuals);
  Physical residential address (although post office boxes are still permitted for mailing); and
  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler’s checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.

The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Class A and Class C Shares

Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.

Class B Shares

Class B shares are closed to new investors and additional investments from existing shareholders except in connection with the reinvestment of any distributions and permitted exchanges.

Class I Shares

Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; (8) other registered investment companies; and (9) shareholders holding Class I shares of other ING Funds as of February 28, 2002, as long as they maintain a shareholder account.

23

HOW TO BUY SHARES  (continued)

Class W Shares

Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other ING Funds in the ING Family of Funds.

In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by ING) into an ING Fund or through an ING approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and directors/trustees of the ING Funds; (2) current and retired officers, directors, and full-time employees of ING Investments, LLC, Directed Services LLC; any ING Fund’s sub-adviser; ING Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of ING Investments, LLC, Directed Services LLC, any ING Fund’s sub-adviser, or ING Investments Distributor, LLC.

Retirement Plans

The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.

Make your investment using the purchase minimum guidelines in the following table.

Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Regular accounts	A/C/W1 I1	$1,000 $250,000	No minimum
Retirement accounts	A/C I1	$250 $250,000	No minimum
Pre-Authorized Investment Plan	A/C	$1,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum
1	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
24

HOW TO BUY SHARES  (continued)

Make your investment using the methods outlined in the following table.

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to ING Funds and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to ING Funds to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at (800) 992-0180 to obtain an account number and indicate your financial intermediary on the account.

Instruct your bank to wire funds to the Fund in the care of:

Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for ING Funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
             (Your Name Here)

After wiring funds you must complete the Account Application and send it to:
ING Funds
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
25

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

ING Funds
P.O. Box 9772
Providence, RI 02940-9772

If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

  Class A, Class B, and Class C

  Your account must have a current value of at least $10,000.
  Minimum withdrawal amount is $100.
  You may choose from monthly, quarterly, semi-annual or annual payments.

  Class I and Class W

  Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.
  Minimum withdrawal amount is $1,000.
  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.

26

HOW TO SELL SHARES  (continued)

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.

A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.

The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at its then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Telephone Orders

The Fund and the Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Small Accounts

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund’s minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

27

HOW TO EXCHANGE SHARES

Exchanges Between Shares of ING Funds

You may exchange shares of the Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the ING Fund to be received in the exchange. If you purchase Class A shares of ING Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another ING Fund. Additionally, Class L shares of ING Money Market Fund may be exchanged for Class C shares of any other ING Fund.

If you exchange shares of the Fund that are subject to a CDSC into shares of another ING Fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.

If you acquired Class L shares of ING Money Market Fund through an exchange from Class C shares of an ING Fund that were subject to a CDSC and then exchange your Class L shares of ING Money Market Fund for Class C shares of another ING Fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of ING Money Market Fund will not count toward the CDSC holding period.

If you acquired Class L shares of ING Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of ING Money Market Fund into Class C shares of another ING Fund, you will become subject to any CDSC that applies to the ING Fund into which you exchange. The time you held your Class L shares of ING Money Market Fund will not count toward the CDSC holding period of the ING Fund into which you exchanged.

Exchanges Between Classes of Shares of the Fund

You may exchange Class B, Class C, and Class W shares of the Fund for Class I shares of the Fund, or you may exchange Class A shares and Class I shares of the Fund for any other class of the Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through an ING approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.

Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of ING Funds.

Additional Information About Exchanges

Fees and expenses differ among ING Funds and among share classes of the Fund. Please read the prospectus for the ING Fund and share class you are interested in prior to exchanging into that ING Fund or share class. Contact your financial intermediary or consult your plan documents for additional information.

An exchange of shares of the Fund for shares of another ING Fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among ING Funds and among classes of shares of the Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of ING Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

28

HOW TO EXCHANGE SHARES  (continued)

You will automatically have the ability to request an exchange between ING Funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.

Systematic Exchange Privilege

Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days’ prior written notice to shareholders.

29

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund’s frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Fund. However, to the extent that the Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund’s shares which negatively affects long-term shareholders.

The Fund’s Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. In general, shareholders may make exchanges among their accounts with ING Funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:

  Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
  Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and
  Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

  Purchases and sales of Fund shares in the amount of $5,000 or less;
  Transfers associated with systematic purchases or redemptions;
  Purchases and sales of funds that affirmatively permit short-term trading;
  Rebalancing to facilitate fund-of-fund arrangements or the Fund’s systematic exchange privileges;
  Purchases or sales initiated by ING Funds; and
  Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.
30

FREQUENT TRADING - MARKET TIMING  (continued)

Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
  Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred eighty (180) days.
  No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.

On the next business day following the end of the ninety (90) or one hundred eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.

The Fund reserves the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients’ transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Fund’s Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund’s Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, the Fund will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

31

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund’s Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.

The Fund’s Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the last calendar year are:

Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; ING Financial Advisers, LLC; ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; PrimeVest Financial Services, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Sharebuilder Securities Corporation; Stifel Nicolas & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, LLC; and Wells Fargo Advisors, LLC.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

32

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually.

To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.

Dividend Reinvestment

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by the Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains (which is currently generally taxable at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), instead of at the ordinary income rate, provided certain requirements are satisfied.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

33

DIVIDENDS, DISTRIBUTIONS, AND TAXES  (continued)

The Fund is required to withhold a portion, currently 28% (scheduled to increase to 31% after 2012), of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.

Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by the Fund, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes paid by the Fund as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Please see the SAI for further information regarding tax matters.

34

ACCOUNT POLICIES

Account Access

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.INGInvestment.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.

Privacy Policy

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.INGInvestment.com, or see the privacy promise that accompanies any Prospectus obtained by mail.

Householding

To reduce expenses, we may mail only one copy of the Fund’s Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

35

INDEX DESCRIPTIONS

The HFRI Fund Weighted Composite (“HFRI”) Index is a global, equal-weighted index of over 2,000 single manager funds that report to HFR Database. Constituent funds report monthly, net of all fees, performance in U.S. dollar and have a minimum of $50 million under management or a twelve (12) month track record of active performance. The HFRI Index does not include Funds of Hedge Funds. The HFRI Index’ performance has a trailing four months of performance which is based on estimates and is subject to revision.

The HFRX Global Hedge Fund (“HFRX”) Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

36

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Fund for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated October 31, 2011, are incorporated herein by reference.

37

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Alternative Beta Fund
Class A
10-31-11	11.17	(0.14)•	(0.16)	(0.30)	—	0.36	—	0.36	—	10.51	(2.83)	1.43	1.40	1.40	(1.30)	4,711	0
10-31-10	10.86	(0.10)•	0.41	0.31	—	—	—	—	—	11.17	2.85	1.54	1.40	1.40	(0.87)	7,152	41
12-15-08(4) - 10-31-09	10.00	0.02	0.90	0.92	0.02	—	0.04	0.06	—	10.86	9.29	2.78	1.40	1.40	0.18	15,754	75
Class B
10-31-11	11.01	(0.22)•	(0.13)	(0.37)	—	0.36	—	0.36	—	10.28	(3.53)	2.18	2.15	2.15	(2.05)	99	0
10-31-10	10.79	(0.18)	0.40	0.22	—	—	—	—	—	11.01	2.04	2.29	2.15	2.15	(1.69)	125	41
12-15-08(4) - 10-31-09	10.00	(0.13)•	0.98	0.85	0.02	—	0.04	0.06	—	10.79	8.56	3.53	2.15	2.15	(1.43)	110	75
Class C
10-31-11	11.01	(0.22)•	(0.15)	(0.37)	—	0.36	—	0.36	—	10.28	(3.53)	2.18	2.15	2.15	(2.05)	1,824	0
10-31-10	10.79	(0.19)•	0.41	0.22	—	—	—	—	—	11.01	2.04	2.29	2.15	2.15	(1.78)	2,793	41
12-15-08(4) - 10-31-09	10.00	(0.19)•	1.04	0.85	0.02	—	0.04	0.06	—	10.79	8.56	3.53	2.15	2.15	(1.98)	1,062	75
Class I
10-31-11	11.21	(0.10)	(0.15)	(0.25)	—	0.36	—	0.36	—	10.60	(2.36)	1.07	1.04	1.04	(0.94)	65,240	0
10-31-10	10.89	(0.10)•	0.42	0.32	—	—	—	—	—	11.21	2.94	1.29	1.15	1.15	(0.91)	61,685	41
12-15-08(4) - 10-31-09	10.00	0.01•	0.94	0.95	0.02	—	0.04	0.06	—	10.89	9.60	2.53	1.15	1.15	0.09	1,566	75
Class W
10-31-11	11.21	(0.11)•	(0.16)	(0.27)	—	0.36	—	0.36	—	10.58	(2.55)	1.18	1.15	1.15	(1.02)	956	0
10-31-10	10.88	(0.08)•	0.41	0.33	—	—	—	—	—	11.21	3.03	1.29	1.15	1.15	(0.72)	8,953	41
12-15-08(4) - 10-31-09	10.00	(0.10)•	1.04	0.94	0.02	—	0.04	0.06	—	10.88	9.50	2.53	1.15	1.15	(1.07)	4,875	75
See Accompanying Notes to Financial Highlights
38

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excludes the deductions of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
39

TO OBTAIN MORE INFORMATION

You’ll find more information about the Fund in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Fund’s annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund’s performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-992-0180 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund’s SEC file number. The file number is as follows:

ING Series Fund, Inc.	811-06352
ING Alternative Beta Fund

PRO-ALTBETA (0212-022912)

Prospectus	February 29, 2012

  ING Global Target Payment Fund
Class: A/IGPAX; C/IGPCX; I/IGPIX; R/IGPRX; W/IGPWX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up - details on back cover

INVESTMENTS

ING Global Target Payment Fund

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to meet the managed payment policy of the Fund, while seeking to preserve the investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 41) or the Statement of Additional Information (page 100).

Shareholder Fees Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
C	None	1.00
I	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses Expenses you pay each year as a % of the value of your investment

Class		A	C	I	R	W
Management Fees	%	0.08	0.08	0.08	0.08	0.08
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.30	0.30	0.28	0.30	0.30
Acquired Fund Fees and Expenses	%	0.82	0.82	0.82	0.82	0.82
Total Annual Fund Operating Expenses[2]	%	1.55	2.30	1.28	1.80	1.30
Waivers and Reimbursements[3]	%	(0.25)	(0.25)	(0.23)	(0.25)	(0.25)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.30	2.05	1.05	1.55	1.05
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.30%, 2.05%, 1.05%, 1.55%, and 1.05% for Class A, Class C, Class I, Class R, and Class W shares, respectively, through March 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$700	1,013	1,349	2,294
C	Sold	$308	694	1,208	2,616
	Held	$208	694	1,208	2,616
I	Sold or Held	$107	383	680	1,525
R	Sold or Held	$158	542	952	2,095
W	Sold or Held	$107	387	689	1,546

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objectives through a combination of strategic allocation to a diversified portfolio of ING Funds (“Underlying Funds”) invested in global equity; fixed-income, including floating rate loans; real estate; emerging markets debt; and alternative securities and a managed payment policy (the “Managed Payment Policy”).

ING Global Target Payment Fund	1

The Managed Payment Policy is designed to provide 12 level monthly payments throughout each calendar year. The Fund will make a level payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for each of Class I shares and Class W shares, and $0.043 per share for Class R shares for 2012 based on annual payment rates of 6.60% for Class A shares, 5.85% for Class C shares, 6.85% for each of Class I shares and Class W shares, and 6.35% for Class R shares. The Fund’s sub-adviser, ING Investment Management Co. LLC (“Sub-Adviser”), in its discretion, and with assistance from the Fund’s administrator, will determine a new annual payment rate each January from within the total range for all share classes between 4.25% to 7.25% per annum based on the Fund’s objectives, net asset value evolution, and fee structure of each class of the Fund’s shares, as well as the Sub-Adviser’s assessment of the market environment and its asset allocation views.

The Fund uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the Underlying Funds (the “Target Allocations”). Under normal conditions, approximately 65% of the Fund’s net assets will be allocated to Underlying Funds investing in equity securities; approximately 30% of the Fund’s net assets will be allocated to Underlying Funds investing in fixed-income securities, including floating rate loans; and approximately 5% of the Fund’s net assets would be allocated to Underlying Funds pursuing alternative strategies. The Target Allocations are measured with reference to the primary strategies of the Underlying Funds; actual exposure to these asset classes will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary strategy. The Sub-Adviser seeks to diversify the Fund’s holdings by including Underlying Funds that invest in companies of all market capitalizations, that invest using a growth style, a value style, or a blend and that invest in companies in both developed countries and countries with emerging securities markets and real estate securities. The fixed-income portion of the Fund’s portfolio will invest in Underlying Funds that invest in both investment-grade securities and, to a lesser extent, non-investment-grade debt securities (commonly known as “junk bonds”). The investment-grade debt securities will have a dollar-weighted average duration between two and ten years. The Fund’s allocation to such funds which are primarily invested in high yield debt securities may be up to 10%.

The Fund may be rebalanced periodically to return to the target allocation and inflows and outflows may be managed to attain the target allocation. The Fund’s target allocation may be changed, at any time, in accordance with the Fund’s asset allocation process. The Fund may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall in the range of +/- 10% relative to the current Target Allocations. The Sub-Adviser may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, achieve its investment objective or to take advantage of particular opportunities.

In addition to investing in the Underlying Funds, the Fund may also invest in exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”), to gain exposure to equity securities, fixed-income securities or alternative strategies if no Underlying Fund substitute is available.

The Fund may invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical allocations, as a substitute for taking a position in the underlying asset, to earn income, and to assist in managing cash.

The Fund also employs a strategy (the “Option Strategy”) of writing (selling) call options (each a “Call Option”) on equity indices, baskets of securities, and exchange-traded funds in an attempt to generate gains from option premiums as a means of enhancing payments to shareholders and reducing volatility. The notional value of the Call Options may not exceed 25% of the Fund’s net assets and is expected, under normal conditions, to be approximately 10% to 15% of the Fund’s net assets. Because the performance of the securities underlying each Call Option are expected to correlate closely with the performance of one or more Underlying Funds, during the term of each Call Option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such Underlying Funds. Thus, the Option Strategy may limit the Fund’s ability to benefit from appreciation of Underlying Funds. At the same time, the premium received in connection with the sale of Call Options may partially offset potential declines in value of the Underlying Funds during periods of declining markets.

The Fund may utilize additional option strategies, including utilizing call spreads, purchase put options, or other types of options.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. The value of your investment in the Fund changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Fund’s or an Underlying Fund’s performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation   Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

2	ING Global Target Payment Fund

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that an Underlying Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund or an Underlying Fund and reduce its returns.

Floating Rate Loans   The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate   With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model   Certain Underlying Funds invest based on a proprietary model managed by the manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.

Managed Payment   The Fund is expected to make monthly payments under its Managed Payment Policy regardless of the Fund’s investment performance. Because these payments will be made from Fund assets, the Fund’s monthly payments may reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its payments to shareholders under the Managed Payment Policy. The Fund may, under its Managed Payment Policy, return capital to shareholders which will decrease their cost basis in the Fund and will affect the amount of any capital gain or loss that shareholders realize when selling or exchanging their Fund shares.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Underlying Funds that invest in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

ING Global Target Payment Fund	3

Options   The Fund could lose money if it sells call options on securities or indices whose value then rises above the buyer’s exercise price. By selling call options to hedge against the risk of loss on its investments, the Fund could miss out on gains.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund and a proportionate share of the expenses of each Underlying Fund.

Proprietary Hedge Fund Beta Strategy   Because the Fund allocates assets to an Underlying Fund that seeks to deliver returns that approximate the beta component of the broad universe of hedge fund returns, the Fund’s performance may be lower than the returns of the broader stock market.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Short Exposures   The Fund may invest in an Underlying Fund that takes short exposure on market indices by investing in an instrument or derivative that rises in value with a fall in the related index. If the price of the index rises while an Underlying Fund has a short exposure to it, the Underlying Fund may have to cover its short exposure at a loss. Short exposures are subject to credit risks related to the counterparty’s ability to perform its obligations and, further, that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the instrument or derivative. The potential loss on a short exposure is unlimited because the loss increases as the price of the instrument sold short increases.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Because Class R shares of the Fund did not have a full calendar year of operations as of December 31, 2011, no performance information for Class R shares is provided below.

Calendar Year Total Returns Class A (as of December 31 of each year)

Best quarter: 2nd 2009, 16.65% and Worst quarter: 3rd 2011, (12.28)%

Average Annual Total Returns% (for the periods ended December 31, 2011)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class A before taxes	%	(8.89)	(0.99)	N/A	07/01/2008
After tax on distributions	%	(9.79)	(2.57)	N/A	07/01/2008
After tax on distributions with sale	%	(4.65)	(1.85)	N/A	07/01/2008
DJ MP Index[1]	%	0.28	3.46[2]	N/A	—
Class C before taxes	%	(4.91)	0.60	N/A	08/29/2008
DJ MP Index[1]	%	0.28	3.88[2]	N/A	—
Class I before taxes	%	(2.99)	0.99	N/A	07/01/2008
DJ MP Index[1]	%	0.28	3.46[2]	N/A	—
Class W before taxes	%	(3.11)	0.93	N/A	07/01/2008
DJ MP Index[1]	%	0.28	3.46[2]	N/A	—
1	The index returns do not reflect deductions for fees, expenses or taxes.
2	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

4	ING Global Target Payment Fund

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC
Portfolio Managers
Paul Zemsky, CFA	Heather Hackett, CFA
Portfolio Manager (since 08/08)	Portfolio Manager (since 11/09)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	R	W
Non-retirement accounts	$10,000	250,000	—	10,000
Retirement accounts	$10,000	250,000	250,000	10,000
Certain omnibus accounts	$10,000	—	250,000	—
Pre-Authorized Investment Plan	$10,000	—	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund intends to make distributions that may be taxable as ordinary income or capital gains. Under the Fund’s Managed Payment Policy, certain distributions may constitute a return of capital, which will have the effect of reducing your cost basis in the Fund’s shares and thereby increasing the amount of capital gain, if any, or decreasing the amount of capital loss, if any, that you will realize when selling or exchanging Fund shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ING Global Target Payment Fund	5

KEY FUND INFORMATION

This Prospectus contains information about the Fund and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Fund’s Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Fund.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Fund. You should be aware that the Fund is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of the Fund can be expected to vary from those of other ING Funds.

The Fund is a series of ING Series Fund, Inc. (“Company”), a Maryland corporation, and is managed by ING Investments, LLC (“ING Investments” or “Adviser”). ING Investment Management Co. LLC (“ING IM” or Sub-Adviser“) is the sub-adviser to the Fund and also serves as sub-adviser to certain Underlying Funds.

The Underlying Funds are also managed by ING Investments. Each of the Underlying Funds has a sub-adviser. Some, but not all, of those sub-advisers are affiliates of ING Investments.

ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. In addition, ING Management Advisors B.V., sub-adviser to certain underlying funds, is also an indirect, wholly-owned subsidiary of ING Groep, N.V. For more information about the Fund, the Adviser, and the sub-advisers, please read ”Management of the Fund“ later in this Prospectus and the SAI.

Conflicts of Interest

The Adviser and Sub-Adviser have the authority to select and substitute Underlying Funds. The Adviser and Sub-Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to them by some Underlying Funds are higher than fees paid by other Underlying Funds. However, the Adviser and Sub-Adviser have a fiduciary duty to the Fund and are legally obligated to act in the Fund’s best interests when selecting Underlying Funds.

In making decisions on the allocation of the assets of the Fund among the Underlying Funds, the Adviser and Sub-Adviser are subject to several conflicts of interest because they serve as the Adviser and Sub-Adviser to the Fund and to the Underlying Funds and an affiliate may also serve as sub-adviser to some of the Underlying Funds. These conflicts could arise because the Adviser and Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser or Sub-Adviser, the entire advisory fee is retained by an ING company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser or Sub-Adviser, the Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to ING. Further, the Adviser and Sub-Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser and Sub-Adviser or an affiliate. Therefore, the Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than the Fund.

The Adviser has developed an investment process using a Sub-Adviser that it believes will ensure the Fund is managed in the best interests of the shareholders of the Fund. Further, the Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser’s and Sub-Adviser’s allocation decisions may be affected by their conflicts of interest.

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (”Board“) and/or the Adviser may change any other policies and investment strategies.

Fund Diversification

The Fund is diversified, as such term is defined in the 1940 Act.

6

KEY FUND INFORMATION  (continued)

Investor Diversification

Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Fund provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio that seeks to deliver an attractive, stable stream of income. For more information about the Underlying Funds, please see ”Key Information About the Underlying Funds“ later in this Prospectus. For more information about the Fund’s Managed Payment Policy, please see ”An Introduction to the Fund’s Managed Payment Policy“ later in this Prospectus.

Although the Fund is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to the Fund or an Underlying Fund anticipates unusual market or other conditions, the Fund or Underlying Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund or Underlying Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Fund or Underlying Fund invests defensively, it may not achieve its investment objective. The Fund’s or Underlying Fund’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Fund may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

The Fund’s fiscal year ends October 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.

7

MORE INFORMATION ABOUT THE FUND

Additional Information About the Investment Objectives

The Fund’s investment objectives are non-fundamental and may be changed by a vote of the Fund’s Board, without shareholder approval. The Fund will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Fund will achieve its investment objectives.

Additional Information About Principal Investment Strategies

The Fund combines a managed payment policy with a diversified investment portfolio of ING Funds invested in global equity; fixed-income, including floating rate loans; real estate securities; and alternative securities. The Fund’s primary investment objective is to meet the Fund’s managed payment objective, while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund’s managed payment policy (“Managed Payment Policy”) is designed to provide level monthly payments throughout each calendar year, with payments adjusted each January based on the annual payment rate (“Annual Payment Rate”) determined by the Sub-Adviser based on its assessment of the Fund’s objectives and market conditions and the Fund’s performance over the previous three years. The Fund seeks to achieve its investment objectives through a strategic allocation to other ING Funds (“Underlying Funds”) and uses proprietary asset allocation strategies to determine how much to invest in the Underlying Funds. These Underlying Funds, in turn, invest directly in a wide range of global equity; fixed income, including floating rate loans; real estate; and alternative securities. Although an investor may achieve the same level of diversification and returns by investing directly in a variety of the Underlying Funds, the Fund provides investors with a simple mechanism to convert their assets into a global, diversified portfolio that seeks to deliver an attractive, stable stream of monthly payments. For more information about the Underlying Funds, please see “Key Information about the Underlying Funds” later in this Prospectus.

The Fund’s Managed Payment Policy is designed to meet the needs of investors who wish to receive stable levels of monthly payments from their investment in the Fund. It is possible for the Fund’s monthly payments to increase or decrease from one year to the next because the level monthly payments during any calendar year are based on the Fund’s average monthly performance over the previous three years (or since its inception date) and an Annual Payment Rate determined by the sub-adviser. There can be no assurance, and there is no guarantee, that the Fund will provide a fixed or stable level of cash payments at any time or over any period of time. An investment in the Fund could lose money over short, intermediate, or even long periods of time. Although the Fund is designed to serve as a diversified investment, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives, and other investments.

An Introduction to the Fund’s Managed Payment Policy - The Fund’s Managed Payment Policy is designed to provide investors with regular cash flows from their investment. The policy provides for 12 level monthly payments throughout each calendar year. This payment policy enables investors to target the total dollar amount of the monthly payments they receive from their holdings in the Fund each year by purchasing the number of shares that will translate into their target monthly payment amount. For the calendar year 2012, the Fund will make a level monthly payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for each of Class I shares and Class W shares, and $0.043 per share for Class R shares. The level monthly payment amount for calendar year 2012 will be the product of: (i) the Annual Payment Rate of 6.60% for Class A shares, 5.85% for Class C shares, 6.85% for each of Class I shares and Class W shares, and 6.35% for Class R shares, divided by 12; and (ii) the average month end value of a reference account holding shares of the Fund (plus shares received with respect to re-investment of any special distributions of income or capital gains) over the previous three calendar years (or if shorter, since inception) (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from holdings in Class A shares, $410 from holdings in Class C shares, $470 from holdings in each of Class I shares and Class W shares, and $430 from holdings in Class R shares of the Fund during 2012. The required holding to generate a given amount of payment will vary from year to year depending on the monthly level payment per share determined for that year. Each January the sub-adviser will determine and announce a new level monthly payment per share for each class for the calendar year based on: i) an Annual Payment Rate, determined by the sub-adviser; and ii) the Trailing Average Account Value, for the Fund’s Class A, Class C, Class I, Class R, and Class W shares. The level monthly payment amount each year for Class A, Class C, Class I, Class R, and Class W shares of the Fund will be the product of: (i) the Annual Payment Rate for that year divided by 12; and (ii) the Trailing Average Account Value for its Class A, Class C, Class I, Class R, and Class W shares, calculated as described in the section entitled “Calculation of Level Monthly Payments Per Share,” later in this Prospectus.

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The Fund’s Sub-Adviser, with assistance from the Fund’s administrator, will determine the new Annual Payment Rate each January, at its discretion within the range of 5.00% to 7.00% per annum for the Fund’s Class A shares, 4.25% to 6.25% per annum for the Fund’s Class C shares, 5.25% to 7.25% per annum for each of the Fund’s Class I and Class W shares, and 4.75% to 6.75% per annum for the Fund’s Class R shares, respectively, based on the Fund’s objectives, net asset value evolution, and fee structure of the Fund’s Class A, Class C, Class I, Class R, and Class W shares, as well as the Sub-Adviser’s assessment of the market environment and its asset allocation views. While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year. Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current net asset value per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) multiplied by the number of shares they own on the record date.

In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (for example, from the sale of its holdings, or gains distributions it receives from the Underlying Funds to shareholders). In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year-to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year as ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

For additional information on the Fund’s Managed Payment Policy, distributions, and return of capital, see the section entitled “Dividends, Distributions, and Taxes.”

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Historical Managed Payment Rate

Historical Monthly Payments
	Monthly Payment Per Share[1]	Annual Payment Rate
2011
Class A	$0.045	6.60%
Class C	$0.041	5.85%
Class I/Class W	$0.047	6.85%
Class R2	$0.043	6.35%
2010
Class A	$0.045	6.75%
Class C	$0.041	6.00%
Class I/Class W	$0.047	7.00%
2009
Class A	$0.045	6.50%
Class C	$0.038	5.75%
Class I/Class W	$0.038	6.75%
2008
Class A	$0.050	6.00%
Class C	$0.044	5.25%
Class I/Class W	$0.052	6.25%
1	Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment may be treated as a return of capital or capital gains. The portions treated as return of capital for the calendar years are as follows: 2008 - 0.00%; 2009 - 30.31%; 2010 - 15.93%; and 2011 - 43.16%. The portions treated as capital gains for the calendar years are as follows: 2008 - 17.28%; 2009 - 28.68%; 2010 - 50.66%; and 2011 - 0.00%.
2	Class R shares commenced operations on August 5, 2011.

For additional information on the Fund’s Managed Payment Policy, see the section entitled “An Introduction to the Fund’s Managed Payment Policy.”

For additional information on the Funds’ distributions and return of capital, see the section entitled “Dividends, Distributions, and Taxes.”

Asset Allocation Process

The Adviser and Sub-Adviser have designed the Fund which was constructed and is managed in accordance with the following process: the Sub-Adviser uses an asset allocation process to determine the Fund’s investment mix. This asset allocation process can be described as follows:

In the first stage, the mix of global asset classes that is likely to produce the optimal return, consistent with the Fund’s investment objectives, is estimated. This estimate is made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of global asset classes as well as other financial variables. The mix of global asset classes arrived at for the Fund is called the “Target Allocation.” The Sub-Adviser will review the Target Allocation at least annually.

In the second stage, the Sub-Adviser determines the Underlying Funds in which the Fund invests to attain its Target Allocation. In choosing an Underlying Fund, the Sub-Adviser considers, among other factors, the degree to which the Underlying Fund’s holdings or other characteristics correspond to the desired Target Allocation.

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In the third stage, the Sub-Adviser, at any time, may change the Underlying Funds in which the Fund invests, may add or drop Underlying Funds, and may determine to make tactical changes in the Fund’s Target Allocation depending on market conditions.

Finally, the Adviser supervises the determination of Target Allocation and selection of Underlying Funds by the Sub-Adviser. The Sub-Adviser will have authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) and the Target Allocation for the Fund, including determining the transition pattern of the Fund in a timely but reasonable manner based upon market conditions at the time of allocation changes. The pre-defined mixes will be reviewed at least annually and analyzed for consistency with current market conditions and industry trends.

Asset Allocation is No Guarantee Against Loss

Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Fund. Furthermore, the Sub-Adviser’s allocation of the Fund’s assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.

There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Fund.

Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser. There is a risk that the Fund may allocate assets to an asset class or market that underperforms other funds. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Performance of the Underlying Funds Will Vary

The performance of the Fund depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Fund changes as the asset values of the Underlying Funds the Fund holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

Description of the Fund’s Call Writing Strategy

When writing a Call Option, the Fund will receive cash (the premium) from the purchaser of the Call Option and the buyer will receive the right, upon exercise of the Call Option, to receive from the Fund a cash payment reflecting any appreciation in the value of the indices referenced by the Call Option above a fixed price (the exercise price) until a specified date in the future (the option expiration date). Because the exercise of such options is settled in cash, writers (sellers) of such options cannot provide in advance for their potential settlement obligations by acquiring and holding underlying securities. Because the performance of the indices, baskets of securities, and exchange-traded funds are expected to correlate closely with the performance of one or more Underlying Funds, the Fund will be effectively giving up, during the term of the Call Option, all or a portion of the benefits it would otherwise realize from a potential increase in the value of such Underlying Funds. At the same time, the premium received in connection with the sale of the Call Option will hedge the risk to the Fund of a potential decline in the value of the Underlying Funds. Thus, writing Call Options will generally cause the Fund to underperform in periods of rising markets, particularly in periods of strongly rising markets, and outperform in periods of stable or declining markets relative, in each instance, to the performance that would otherwise be achieved in the absence of this strategy.

As noted above, the Fund will seek to write Call Options on indices, baskets of securities, and exchange-traded funds with price movements, taken in the aggregate, that are closely correlated with the price movements of Underlying Funds. To the extent there is a lack of correlation between the performance of the indices and the Underlying Funds, there is a risk that the strategy of writing Call Options will not produce the intended results or benefits for the Fund. For example, if the Fund were to write a Call Option on an index that is expected to perform during the term of the Option in accordance with the performance of a particular Underlying Fund, and if such index were to increase in price materially more than the value of such Underlying Fund, then the Fund might realize losses upon the exercise of the Call Option that are not fully offset by the increase in value of the Underlying Fund.

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MORE INFORMATION ABOUT THE FUND  (continued)

Such sales would involve transaction costs borne by the Fund and may result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The Sub-Adviser expects initially to write (sell) Call Options for the Fund primarily with shorter maturities (typically ten days to three months until expiration) generally at-the-money or near-the-money and in the over-the-counter markets with major international banks, broker-dealers and financial institution.

Additional Information About the Fund’s and/or the Underlying Funds’ Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.

Below is a discussion of the risks associated with certain of the types of securities in which the Fund and/or the Underlying Funds may invest and certain of the investment practices that the Fund and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Fund and/or the Underlying Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Fund and/or the Underlying Funds can decide whether to use them. The Fund and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Fund’s and/or the Underlying Funds’ principal investment strategies.

For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”

Asset Allocation.  Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or sub-adviser. There is a risk that a fund may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.

Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit.  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency.  To the extent that an Underlying Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the Underlying Fund’s assets.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of an Underlying Fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the Underlying Fund; thus exaggerating any

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MORE INFORMATION ABOUT THE FUND  (continued) increase or decrease in the net asset value of the Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. An Underlying Fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to an Underlying Fund.

Floating Rate Loans.  The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale.

Foreign Investments/Developing and Emerging Markets.  To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield debt securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

Interest Rate.  With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model.  Certain Underlying Funds invest based on a model implemented by the Underlying Fund’s manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund’s manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

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Liquidity.  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.

Managed Payment.  The Fund is expected to make monthly payments under its Managed Payment Policy regardless of the Fund’s investment performance. Because these payments will be made from Fund assets, the Fund’s monthly payments may reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its payments to shareholders under the Managed Payment Policy. The Fund may, under its Managed Payment Policy, return capital to shareholders which will decrease their cost basis in the Fund and will affect the amount of any capital gain or loss that shareholders realize when selling or exchanging their Fund shares.

The Fund’s Managed Payment Policy is designed to make consistent payments once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the Managed Payment Policy, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Options.  A fund could lose money if it sells call options on securities or indices whose value then rises above the buyer’s exercise price. By selling call options to hedge against the risk of loss on its investments, a fund could end up missing out on gains.

A fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) Call Options on equity indices, baskets of securities, and exchange-traded funds (each, an “Index” and collectively, the “Indices”). The performance of each Index that is the subject of a Call Option is expected to correlate closely with the performance of one or more Underlying Funds. The sub-adviser believes that a strategy of owning shares of Underlying Funds and writing (selling) Call Options on Indices whose performance closely correlates with the performance of these Underlying Funds will provide investors with opportunities to realize reasonable returns with less price volatility than would otherwise occur without this strategy. The sub-adviser further believes that this strategy is likely to enhance a fund’s returns in down-trending, flat and moderately rising equity markets but reduce returns in more strongly rising equity markets.

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Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of a fund and a proportionate share of the Underlying Fund.

Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Proprietary Hedge Fund Beta Strategy.  A sub-adviser’s process for approximating the beta component of hedge fund performance is complex, is based on historical data (which may not reflect future results), and does not seek to replicate the alpha component of the HFRI Fund Weighted Composite Index (“HFRI Index”). Assumptions and calculations used in portfolio management’s process could be flawed. Also, hedge funds tend to change investments more frequently than a fund does, making it harder for the Underlying Fund to match hedge fund performance. In addition, hedge fund returns are unpredictable and the Underlying Fund could underperform, or be more volatile than, a fund that invests more broadly.

The Underlying Fund does not invest in hedge funds and does not seek to replicate the alpha component of the returns of the HFRI Index. Individual hedge funds themselves may perform better or worse based on their style, their unique investment strategies or the skill of their particular manager. Hedge funds often may adjust their investments rapidly in view of market, political, financial or other factors, whereas the Underlying Fund only adjusts its composition on a monthly basis. The use of specific market exposures in the Underlying Fund, their weights and their long or short exposures is based entirely on an assessment of historical data related to volatility and returns of a hedge fund index. To the extent that this data and analysis turns out not to be predictive of future events, the return of the Underlying Fund may deviate from the returns of the HFRI Index.

The Underlying Fund’s investments may not reflect a long position in each of the indices and the Underlying Fund’s NAV per share may decline from month to month, even if the value of any or all of the indices used in the model increase during that time. Total exposure to market indices taken by the Underlying Fund will vary month by month and could range up to 150% of the absolute value of the long and short positions taken by the Underlying Fund to an aggregate short position in the total of the market exposures taken by the Underlying Fund. The total of the Underlying Fund’s cash investments in the instruments providing its market exposures may not equal 100% of the Underlying Fund’s value and money market returns are used as an exposure in the sub-adviser’s model, so the Underlying Fund’s return may be derived in part from cash returns.

Moreover, neither the Underlying Fund nor hedge funds provide a guarantee of “absolute returns,” that is, returns independent of the overall direction of equity and fixed-income markets. Alternative investments such as hedge funds may often be purchased by investors on the basis of their potential to produce such returns. However, there can be no assurance that either hedge funds in general, or the Underlying Fund in particular, will be successful at producing positive returns.

The Underlying Fund has limited historical performance data. The absence of a track record with respect to the Underlying Fund is particularly significant because the hedge fund beta replication model employed by the Underlying Fund is based on historical trends in returns that may or may not be repeated in the future.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the

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MORE INFORMATION ABOUT THE FUND  (continued) poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Short Exposures.  The fund may invest in an Underlying Fund that takes short exposure on market indices by investing in an instrument or derivative that rises in value with a fall in the related index. If the price of the index rises while an Underlying Fund has a short exposure to it, the Underlying Fund may have to cover its short exposure at a loss. Short exposures are subject to credit risks related to the counterparty’s ability to perform its obligations and, further, that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the instrument or derivative. The potential loss on a short exposure is unlimited because the loss increases as the price of the instrument sold short increases. An Underlying Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time the Underlying Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. Purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss.

Short exposure also involves other costs. An Underlying Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding.

In addition, to borrow the financial instrument, an Underlying Fund may be required to pay a premium. An Underlying Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for an Underlying Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Underlying Fund may be required to pay in connection with the short sale.

Until an Underlying Fund replaces a borrowed instrument, the Underlying Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, an Underlying Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits an Underlying Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit an Underlying Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Additional Risks

The discussion below includes risks that are not described in the Fund’s summary but which, nevertheless, are a risk to the Fund.

Counterparty.  The entity with which a fund or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a fund or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

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MORE INFORMATION ABOUT THE FUND  (continued)

Increase in Expenses.  Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund’s “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fund’s Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds’ assets. The Underlying Funds’ assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds’ net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.

Manager.  A fund, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund or an Underlying Fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager’s value approach may be different from another, and one manager’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Fund seeks to meet its investment objectives by allocating its assets among the Underlying Funds. Because the Fund invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Fund with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Fund will alter its allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Fund will be invested in each Underlying Fund at any one time. As a result, the degree to which the Fund may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Fund has invested in the Underlying Fund.

Underlying Fund: ING Alternative Beta Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors B.V.

Investment Objective: To achieve investment results that approximate the performance of the beta component of the returns of the universe of hedge funds as a broad asset class represented by the HFRI Fund Weighted Composite Index (“HFRI Index”).

Main Investments: The fund seeks to achieve investment results that approximate the performance of the beta component of the returns of the universe of hedge funds as a broad asset class as represented by the HFRI Index. The beta component to the return of the fund is generally considered to be that portion of the fund’s returns that can be explained by the market exposures held in the fund and that is not attributable to the skill of the sub-adviser. The fund does not invest in hedge funds, but rather, invests in financial instruments that provide long or short exposure to the Indices, including among others, futures contracts, exchange-traded funds to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder, swaps, structured notes, exchange-traded notes, forward contracts, and cash represented by money market funds or high quality debt securities. The fund currently invests in Indices representing the performance of the following investment categories, together with U.S. dollar money market investments: U.S. large cap equities, U.S. small cap equities, non-U.S. equities, emerging markets equities, commodities, currencies, and U.S. large cap equity volatility. Total exposure (long and/or short) to Indices taken by the fund will vary from month to month and could be up to 150% of the value of the fund as measured by the absolute value of both long and short positions taken by the fund. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

Main Risks: Commodities, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, investment model, issuer non-diversification, leverage, liquidity, market, market capitalization, other investment companies, over-the-counter investments, proprietary hedge fund beta strategy, and short exposures.

Underlying Fund: ING Core Equity Research Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term growth of capital and income.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that the sub-adviser believes have significant potential for capital appreciation or income growth or both. The sub-adviser may invest principally in common stocks and securities convertible into common stocks having significant potential for capital appreciation, may purchase common stocks principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The fund may also engage in option writing and may invest in certain higher risk investments such as derivative instruments including, but not limited to, put and call options. The fund invests in companies of any size and may invest up to 25% of its total assets in stocks of foreign issuers.

18

KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Company, convertible securities, currency, derivative instruments, foreign investments, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Emerging Countries Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: Delaware Management Company and J.P. Morgan Investment Management Inc.

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”). The fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards. The fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Emerging Markets Equity Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: Delaware Management Company and J.P. Morgan Investment Management Inc.

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”). The fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards. The fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, investment model, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Equity Dividend Fund

Investment Adviser: ING Investments, LLC

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Growth of capital and current income.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of dividend paying companies. Equity securities include common and preferred stocks, warrants, and convertible securities. The fund invests primarily in companies with a market capitalization in excess of $1 billion but may also invest in companies with market capitalization ranges of any size. The fund may invest in foreign securities including companies located in countries with emerging securities markets. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Company, convertible securities, currency, dividend, foreign investments/developing and emerging markets, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Floating Rate Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High level of current income.

Main Investments: The fund invests at least 80% of its net assets (plus borrowing for investment purposes) in U.S. dollar denominated floating rate loans and other floating rate debt instruments, including: floating rate bonds; floating rate notes; money market instruments with a remaining maturity of 60 days or less; floating rate debentures; and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities (collectively “Floating Rate Debt”). The fund normally invests substantially in floating rate loans. The fund generally invests in below investment-grade floating rate loans that either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower’s assets) that the sub-adviser believes justify treatment as senior debt. The fund may invest in floating rate loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Although the fund has no restrictions on investment maturity, normally the floating rate loans will have remaining maturities of ten years or less. The fund may invest in the following derivative instruments: interest rate swaps and futures or forward contracts. The fund may invest up to 20% of its assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured and unsecured; equity securities: (i) as an incident to the purchase or ownership of Floating Rate Debt or fixed rate debt instruments; (ii) in connection with a restructuring of a borrower or issuer or its debt; or (iii) if the fund already owns Floating Rate Debt or a fixed rate debt instrument of the issuer of such equity; short-term debt obligations, repurchase agreements, cash and cash equivalents that do not otherwise qualify as Floating Rate Debt; and other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.

Main Risks: Credit for floating rate loan funds, demand for loans, derivative instruments, equity securities incidental to investments in loans, foreign investments for floating rate loan funds, high-yield securities, interest rate for floating rate loan funds, leverage for floating rate loan funds, limited secondary market for floating rate loans, liquidity for floating rate loan funds, other investment companies, prepayment and extension for floating rate loans, and valuation of loans.

Underlying Fund: ING Global Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximize total return through a combination of current income and capital appreciation.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The fund may hedge its exposure to securities denominated in foreign currencies. The fund may borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securities and structured debt products, private placements, sovereign debt, and other investment companies. The fund may also invest up to 5% of its assets in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although it may invest a portion of its assets in high-yield debt securities rated below investment-grade, the fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration will generally range between two and nine years. The fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements.) The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Asset-backed (including mortgage-related) securities, call, company, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, issuer non-diversification, leverage, liquidity, market, municipal obligations, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: ING Global Equity Dividend Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors B.V.

Investment Objective: Growth of capital with dividend income as a secondary consideration.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying companies. At least 65% of its assets will be invested in equity securities of issuers in a number of different countries, one of which may be the United States, with at least 75% of its assets invested in common and preferred stocks, warrants, and convertible securities. The fund may invest in companies located in countries with emerging securities markets. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Company, convertible securities, currency, dividend, foreign investments/developing and emerging markets, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Global Natural Resources Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. For these purposes, companies in the natural resources industries include those significantly engaged, directly or indirectly, in the following industries: integrated oil and gas; oil and gas exploration and production; oil and gas storage and transportation; oil and gas refining and marketing; coal and consumable fuels; energy equipment and services; metals and mining; precious metals; paper and forest products; containers and packaging; gas utilities; real estate investment trusts; industrial conglomerates; diversified consumer materials; electric utilities; and independent power producers and energy traders. The fund is permitted to invest up to a maximum of 50% of its assets in any single industry that is engaged in any of the types of natural resources set out above. The fund may invest in securities issued by companies that are not in natural resources industries, investment-grade corporate debt, repurchase agreements, and commodities including gold bullion and coins. The fund may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the fund invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stock; direct equity interests in trusts (including Canadian Royalty Trusts); preferred stock; partnerships, including master limited partnerships; restricted securities; and depositary receipts. The fund may invest in companies with market capitalizations of any size. The fund may invest in derivative instruments, including futures and structured notes, whose value is linked to the price of a commodity or commodity index. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Commodities, company, concentration, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, over-the-counter investments, and securities lending.

Underlying Fund: ING Global Opportunities Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Advisors B.V.

Investment Objective: Long-term growth of capital.

Main Investments: The fund invests primarily in equity securities of companies in the United States and foreign countries. The fund will normally invest in equity securities of companies located in a number of different countries, one of which may be the United States. The fund can invest, without limit, in countries with developing or emerging markets. The fund does not limit its investments to companies in any particular market capitalization range. The equity securities in which the fund may invest include common and preferred stocks, depositary receipts, convertible securities, rights, and warrants. The fund may also invest in debt securities of U.S. or foreign issuers, including (up to 10% of its assets) high risk and high-yield, non-investment-grade instruments commonly known as “junk bonds.” The fund may use derivatives including, but not limited to, futures, options, swaps and forward contracts for hedging and non-hedging purposes. The fund may also invest in Rule 144A Securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING Global Real Estate Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: CBRE Clarion Securities LLC

Investment Objective: High total return, consisting of capital appreciation and current income.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. As a general matter, the fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The fund may invest in companies located in countries with emerging securities markets. The fund may also invest in convertible securities, initial public offerings, and Rule 144A securities. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Company, concentration, convertible securities, currency, foreign investments/developing and emerging markets, initial public offerings, issuer non-diversification, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: ING Growth Opportunities Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests primarily in equity securities of companies with varying market capitalizations of any size. The fund primarily invests in the equity securities of large-, mid-, and small-capitalization U.S. companies that the sub-adviser believes have above average prospects for growth. The fund may invest up to 15% of its assets in securities of foreign issuers. The fund may also invest in non-U.S. dollar-denominated securities and initial public offerings. The fund may invest in derivative instruments including, but not limited to, put options, call options, and futures. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, initial public offerings, investment model, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: ING High Yield Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: High level of current income and total return.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of high-yield (high risk) bonds, commonly referred to as “junk bonds.” The fund defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. There are no restrictions on the rating level of the securities in the fund’s portfolio and the fund may purchase and hold securities in default. There are no restrictions on the average maturity of the fund or the maturity of any single investment. The fund may invest in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The fund may invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The fund may invest in companies of any size. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

23

KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Call, company, credit, credit derivatives, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: ING Index Plus International Equity Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Outperform the total return performance of the MSCI - Europe, Australasia, and Far East® Index (“Index”) while maintaining a market level of risk.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks included in the Index and exchange-traded funds and derivatives (including futures and options) whose economic returns are similar to the Index or its components. The fund may also invest in securities that are convertible into common stocks included in the Index. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Company, convertible securities, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING Intermediate Bond Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Maximum total return through income and capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds which, at the time of purchase, are rated investment-grade (for example, rated at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the fund may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as “junk bonds,” rated below investment-grade, the fund will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser maintains a dollar-weighted average duration between three and ten years. The fund may also invest in: preferred stock; high quality money market instruments; municipal bonds; debt securities of foreign issuers; securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The fund may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Call, company, credit, currency, derivative instruments, foreign investments, high-yield securities, interest rate, investment model, liquidity, market, mortgage-related securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: ING International Small Cap Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Acadian Asset Management LLC and Schroder Investment Management North America Inc.

Investment Objective: Maximum long-term capital appreciation.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies (defined as those companies that have a market capitalization, at the time of purchase, of up to $5 billion). At least 65% of the fund’s assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets. The fund may invest up to 35% of assets in U.S. issuers. The fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities. The fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.

Main Risks: Company, convertible securities, currency, derivative instruments, foreign investments/developing and emerging markets, investment model, liquidity, market, other investment companies, small-capitalization company, and securities lending.

Underlying Fund: ING International Value Fund

Investment Adviser: ING Investments, LLC

Sub-Advisers: Brandes Investment Partners, L.P., del Rey Global Investors, LLC, and ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations. The fund holds common stocks, preferred stocks, depositary receipts, as well as convertible securities. The fund may invest in government debt securities of developed foreign countries. The fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. The fund may invest up to 10% of its assets in participatory notes. The fund may also invest up to 15% of its assets in real estate investment trusts. The fund may invest in derivative instruments, including forwards, futures, options, and swaps, among others. Under normal circumstances, the fund will invest at least 65% of its assets in securities of companies located in a number of different countries other than the United States, which may include countries with emerging securities markets. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, securities lending, sovereign debt, and value investing.

Underlying Fund: ING Large Cap Growth Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital growth.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. For this fund, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase. The fund may invest in derivative instruments that include, but are not limited to, index futures and options. The fund may also invest up to 25% of its assets in foreign securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

25

KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, liquidity, market, other investment companies, and securities lending.

Underlying Fund: ING MidCap Opportunities Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies (defined as those companies with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase.) The fund may also invest in derivative instruments which include, but are not limited to, index futures. The fund may also invest in foreign securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: ING SmallCap Opportunities Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of smaller, lesser-known U.S. companies. For this fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index at the time of purchase. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

Main Risks: Company, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: ING Small Company Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those companies included in the Standard and Poor’s SmallCap 600 Index or the Russell 2000® Index at the time of purchase, or if not included in either index, have a market capitalization that falls with the range of the market capitalizations of companies included in the Standard and Poor’s SmallCap 600 Index or the Russell 2000® Index. The fund may invest in derivative instruments including, but not limited to, put and call options. The fund may invest, to a limited extent, in foreign stock. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its assets.

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KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS

The following are principal risks that apply only to the Underlying Funds:

Commodities.  The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Concentration in Natural Resources Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Concentration in Real Estate Industry.  As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund’s returns.

27

KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Credit Derivatives.  An Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, an Underlying Fund pays a fee to protect against the risk that a security held by the Underlying Fund will default. As a seller of the swap, an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Credit for Floating Rate Loan Funds.  The value of an Underlying Fund’s shares, and the Underlying Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of an Underlying Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by an Underlying Fund, the Underlying Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by an Underlying Fund and likely lead to a decline in the net asset value of the Underlying Fund’s shares.

An Underlying Fund generally invests in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal an Underlying Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Underlying Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, an Underlying Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Underlying Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which an Underlying Fund has invested, may not satisfy the borrower’s obligation to the Underlying Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, an Underlying Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Underlying Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating an Underlying Fund’s rights to the collateral.

The Floating Rate Debt in which an Underlying Fund invests is generally rated lower than investment-grade credit quality, i.e. , rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. An Underlying Fund’s investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between “B3” and “Ba1” by Moody’s and “B-” and “BB+” by S&P or, if not rated, would be of similar credit quality. Investment decisions for an Underlying Fund will be based largely on the credit analysis performed by the sub-adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Demand for Loans.  The loan market, as represented by the S&P/LSTA Leveraged Loan Index, experienced significant growth in terms of number and aggregate volume of loans outstanding since the inception of the index in 1997. In 1997, the total amount of loans in the market aggregated less than $10 billion. By April of 2000, it had grown to over $100 billion, and by July of 2007 the market had grown to over $500 billion. The size of the market peaked in November of 2008 at $594 billion. During this period, the demand for loans and the number of investors participating in the loan market also increased significantly.

28

KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Since 2008, the market has contracted, characterized by limited new loan issuance and payoffs of outstanding loans. From the peak in 2008 through July 2010, the overall size of the loan market contracted by approximately 15%. The number of market participants also decreased during that period. Although the number of new loans being issued in the market in 2010 is increasing, there can be no assurance that the size of the loan market, and the number of participants, will return to earlier levels.

An increase in demand for loans may benefit an Underlying Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Underlying Fund and the rights provided to the Underlying Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Underlying Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in an Underlying Fund’s portfolio, which could cause the Underlying Fund’s net asset value to decline.

Dividend.  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Equity Securities Incidental to Investments in Loans.  The value of equity securities in which an Underlying Fund invests may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in an Underlying Fund’s net asset value. An Underlying Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information an Underlying Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Foreign Investments for Floating Rate Loan Funds.  To the extent an Underlying Fund invests in debt instruments of borrowers in markets outside the United States, its share price may be more volatile than if it invested in debt instruments of borrowers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making loans less liquid and loan prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, trade or diplomatic disputes, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about borrowers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Initial Public Offerings.  Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for an Underlying Fund. However, there is no assurance that an Underlying Fund will have access to profitable IPOs or that IPOs in which the Underlying Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When an Underlying Fund’s asset base is small, the impact of such investments on the Underlying Fund’s return will be magnified. If an Underlying Fund’s assets grow, it is likely that the effect of the Underlying Fund’s investment in IPOs on the Underlying Fund’s return will decline.

29

KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Interest in Loans.  The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate for Floating Rate Loan Funds.  Changes in short-term market interest rates will directly affect the yield on the shares of an Underlying Fund whose investments are normally invested in Floating Rate Debt. If short-term market interest rates fall, the yield on an Underlying Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the Floating Rate Debt in an Underlying Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on an Underlying Fund’s yield will also be affected by whether, and the extent to which, the Floating Rate Debt in the Underlying Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on Floating Rate Debt in an Underlying Fund’s portfolio experience a general decline, the yield on the Underlying Fund’s shares will fall and the value of the Underlying Fund’s assets may decrease, which will cause the Underlying Fund’s net asset value to decrease. With respect to an Underlying Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Issuer Non-Diversification.  One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Leverage.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase an Underlying Fund’s expenses and increase the impact of the Underlying Fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged.

Leverage for Floating Rate Loan Funds.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing and the use of forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may increase an Underlying Fund’s

30

KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) expenses and increase the impact of the Underlying Fund’s other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the Underlying Fund’s obligation under transactions such as reverse repurchase agreements, when issued and delayed delivery securities, and forward commitment transactions. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged.

Limited Secondary Market for Floating Rate Loans.  Although the re-sale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank re-sale market.

Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. In addition, the market for floating rate loans has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the floating rate loans in which an Underlying Fund invests will be relatively illiquid.

In addition, the floating rate loans in which an Underlying Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede an Underlying Fund’s ability to sell floating rate loans and can adversely affect the price that can be obtained. An Underlying Fund may have difficulty disposing of floating rate loans if it needs cash to repay debt, to fund redemptions, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

These considerations may cause an Underlying Fund to sell floating rate loans at lower prices than it would otherwise consider to meet cash needs or cause the Underlying Fund to maintain a greater portion of its assets in money market instruments than it would otherwise, which could negatively impact performance. An Underlying Fund may seek to avoid the necessity of selling assets to meet redemption requests or liquidity needs by the use of borrowings. Such borrowings, even though they are for the purpose of satisfying redemptions or meeting liquidity needs and not to generate leveraged returns, nevertheless would produce leverage and the risks that are inherent in leverage. However, there can be no assurance that sales of floating rate loans at such lower prices can be avoided.

From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for floating rate loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of floating rate loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell floating rate loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the global liquidity crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leverage Loan Index declined by 32% (which included a decline of 3.06% on a single day) prior to rebounding substantially in 2009 and in early 2010. Declines in an Underlying Fund’s share price or other market developments (which could be more severe than these prior declines) may lead to increased redemptions, which could cause the Underlying Fund to have to sell floating rate loans and other instruments at disadvantageous prices and inhibit the ability of the Underlying Fund to retain its assets in the hope of greater stabilization in the secondary markets. In addition, these or similar circumstances could cause an Underlying Fund to sell its highest quality and most liquid floating rate loans and other investments in order to satisfy an initial wave of redemptions while leaving the Underlying Fund with a remaining portfolio of lower-quality and less liquid investments. In anticipation of such circumstances, an Underlying Fund may also need to maintain a larger portion of its assets in liquid instruments than usual. However, there can be no assurance that an Underlying Fund will foresee the need to maintain greater liquidity or that actual efforts to maintain a larger portion of assets in liquid investments would successfully mitigate the foregoing risks.

Liquidity for Floating Rate Loan Funds.  If a loan is illiquid, an Underlying Fund might be unable to sell the loan at a time when the Underlying Fund’s manager might wish to sell, thereby having the effect of decreasing the Underlying Fund’s overall level of liquidity. Further, as described in Valuation of Loans, the lack of an established secondary market may make it more difficult to value illiquid loans, which could result in floating rate loans being assigned values which prove to be higher than the amounts that an Underlying Fund ultimately realizes upon its actual sales of those loans. An

31

KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception, including but not limited to, those circumstances described in Limited Secondary Market for Floating Rate Loans. An Underlying Fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to the Underlying Fund.

Mid-Capitalization Company.  Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Mortgage-Related Securities.  Default on the underlying assets of the mortgage-related securities held by an Underlying Fund may impair the value of the securities and there may be limitations on the enforceability of any security interest granted with respect to those assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

In a recessionary environment, the mortgages or other loans underlying a mortgage-related security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in mortgage-related securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Municipal Obligations.  The municipal market in which an Underlying Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose an Underlying Fund to counterparty risk.

Prepayment and Extension.  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and prevent the Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Prepayment and Extension for Floating Rate Loans.  Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a floating rate loan is prepaid, an Underlying Fund may realize proceeds that are

32

KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued) less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. For an Underlying Fund’s fixed rate investments, prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and may prevent the Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.

When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.

An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent the Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

33

KEY INFORMATION ABOUT THE UNDERLYING FUNDS  (continued)

Valuation of Loans.  An Underlying Fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if an Underlying Fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the Underlying Fund from selling a portion of the loan and reducing its exposure to a borrower when the adviser or sub-adviser deems it advisable to do so. Even if an Underlying Fund itself does not own a relatively large portion of a particular loan, the Underlying Fund, in combination with other similar accounts under management by the same portfolio managers, may own large portions of loans. The combination of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by an Underlying Fund, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the Underlying Fund.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities an Underlying Fund holds may not reach their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, an Underlying Fund’s relative performance may suffer.

Zero-Coupon Bonds and Pay-in-Kind Securities.  Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.

34

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

35

MANAGEMENT OF THE FUND

The Investment Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments oversees all investment advisory and portfolio management services for the Fund.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. ING Investments became an investment management firm in April 1995.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2011, ING Investments managed approximately $44.5 billion in assets.

Management Fee

The Adviser receives an annual fee for its advisory services to the Fund payable in monthly installments based on the average daily net assets of the Fund.

The following table shows the aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund’s average daily net assets:

Management Fee
ING Global Target Payment Fund	0.08%

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Fund’s unaudited semi-annual shareholder report dated April 30, 2011 and the unaudited semi-annual shareholder report to be dated April 30, 2012.

The Sub-Adviser and Portfolio Managers

The Adviser has engaged a sub-adviser to provide the day-to-day management of the Fund’s portfolio. The Sub-Adviser is an affiliate of ING Investments.

The Adviser acts as a “manager-of-managers” for the Fund. The Adviser delegates to the sub-adviser of the Fund the responsibility for asset allocation amongst the Underlying Funds, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-adviser of the Fund.

36

MANAGEMENT OF THE FUND  (continued)

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of sub-advisers to the Fund’s Board. The Fund and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Fund’s Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund’s shareholders. The Fund will notify shareholders of any change in the identity of the sub-adviser of the Fund, the addition of a sub-adviser to the Fund, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the name of the Fund and its investment strategies may also change.

Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Fund’s Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.

ING Investment Management Co. LLC

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM’s principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2011, ING IM managed approximately $64.4 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING Global Target Payment Fund.

Paul Zemsky, CFA, Portfolio Manager, and Chief Investment Officer of ING IM’s multi-asset strategies. He joined ING IM in 2005 as head of derivative strategies.

Heather Hackett, CFA, Vice President, and Portfolio Manager, has been with ING IM since 2005 and is primarily responsible for outcome-oriented asset allocation products and customized portfolios for clients. She joined ING IM in 2005 as a portfolio specialist supporting the international equity and asset allocation teams. Prior to joining ING IM, Ms. Hackett was an analyst in the consulting group of Smith Barney.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to the Fund and receives an annual administrative services fee equal to 0.10% of the Fund’s average daily net assets.

Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Fund other than the investment advisory services performed by the Adviser or the Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Fund, including the custodian, transfer agent, and such other service providers as may be retained by the Fund. The Administrator provides the Fund, at the Administrator’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Fund.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

37

CLASSES OF SHARES

CHOOSING A SHARE CLASS

When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the Fund; (2) the amount of your investment; (3) the expenses you’ll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.

The tables below summarize the features of the classes of shares available through this Prospectus. Fund charges may vary so you should review the Fund’s fee table as well as the section entitled “Sales Charges” in this Prospectus.

Summary of primary differences among share classes:

Class A
Initial Sales Charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)[1]
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$10,000/$10,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$10,000
Conversion	None
Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$10,000/$10,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$10,000
Conversion	None

Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

38

CLASSES OF SHARES  (continued)

Class R
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.50% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$10,000/$10,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
1	There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, effective July 1, 2011, shares purchased will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase. For investments made prior to July 1, 2011, shareholders will be subject to the same CDSC schedule that was in place at the time of purchase.
*	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

Please refer to the minimum investments table on page 46 for additional information.

The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.

Because the Fund may not be able to identify an individual investor’s trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.

You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.

Distribution and Service (12b-1) Fees

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These

39

CLASSES OF SHARES  (continued) payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

The Fund has adopted a 12b-1 Plan for Class A, Class C, and Class R shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

Fund	Class A	Class C	Class R
ING Global Target Payment	0.25%	1.00%	0.50%
40

SALES CHARGES

The Fund makes available in a clear and prominent format, free of charge, on its website, (www.INGInvestment.com), information regarding applicable sales loads, reduced sales charges ( i.e ., breakpoint discounts), sales load waivers, eligibility minimums and purchases of the Fund’s shares. The website includes hyperlinks that facilitate access to the information.

Class A Shares

This section includes important information about sales charges and sales charge reduction programs available to investors in the Fund’s Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class A shares of the Fund are sold subject to the following sales charge:

Your Investment	As a % of the offering price	As a % of net asset value
Less than $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 and over[1]	N/A	N/A
1	See “Contingent Deferred Sales Charges (”CDSCs“) - Class A Shares” below.

Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998 at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Fund.

Contingent Deferred Sales Charges (“CDSCs”) - Class A Shares

Investments of $1 Million or More.  There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, effective July 1, 2011, shares purchased will be subject to a 1.00% CDSC if they are redeemed within eighteen months of purchase. For investments made prior to July 1, 2011, shareholders will be subject to the same CDSC schedule that was in place at the time of purchase.

CDSC - Class C Shares

Unless you are eligible for a waiver, if you sell your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.

Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

Class C CDSC

Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	none
41

SALES CHARGES  (continued)

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

CDSC on Exchange into ING Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by ING Senior Income Fund, the Fund’s CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

Reduced or Waived Front-End Sales Charges

Investors in the Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter or Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI.

You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

  Letter of Intent — lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;
  Rights of Accumulation — lets you add the value of shares of any open-end ING Fund (excluding ING Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or
  Combination Privilege — shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:

  Reinstatement Privilege — If you sell Class A shares of the Fund (or shares of other ING Funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another ING Fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI; or
  Purchases by Certain Accounts — Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase the Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’ prescribed fee schedule for purchases of fund shares.

See the Account Application or the SAI for additional information regarding the reduction of Class A shares’ charges, or contact your financial intermediary or a Shareholder Services Representative for more information.

Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers.

CDSC Waivers.  If you notify the Fund’s transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A and Class C shares will be waived in the following cases:

  Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
42

SALES CHARGES  (continued)
  Redemptions for Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.
  Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account (“IRA”).
  Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.

Reinstatement Privilege.  If you sell Class A or Class C shares of the Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI for more information. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in all of the investor’s accounts held directly with the Company or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

43

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

The NAV per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

The NAV of the Fund is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s or an Underlying Fund’s NAV is not calculated. As a result, the NAV of the Fund or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by an Underlying Fund’s board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

Each Underlying Fund’s adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund’s board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Each Underlying Fund’s adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Underlying Fund’s board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair pricing and the effect of fair pricing.

44

HOW TO BUY SHARES

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:

  Name;
  Date of birth (for individuals);
  Physical residential address (although post office boxes are still permitted for mailing); and
  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler’s checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.

The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Class A and Class C Shares

Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.

Class I Shares

Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; (8) other registered investment companies; and (9) shareholders holding Class I shares of other ING Funds as of February 28, 2002, as long as they maintain a shareholder account.

Class R Shares

Class R shares may be purchased without a sales charge. Class R shares of the Fund are continuously offered to qualified retirement plans (“Retirement Plans”) including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans (“SEPs”), and other accounts or plans whereby Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator). Purchases

45

HOW TO BUY SHARES  (continued) and redemptions of shares may be made only by eligible Retirement Plans for the purpose of funding qualified retirement plans. Please refer to the plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to the Fund and any fees that may apply.

The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions. Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker-dealer or other financial intermediary (“Financial Service Firm”) authorized to sell Class R shares of the Fund. Additional shares may be purchased through a Retirement Plan’s administrator or recordkeeper. Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services.

Financial Service Firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the investment return in Class R shares of the Fund.

Class W Shares

Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other ING Funds in the ING Family of Funds.

In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by ING) into an ING Fund or through an ING approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and directors/trustees of the ING Funds; (2) current and retired officers, directors, and full-time employees of ING Investments, LLC, Directed Services LLC; any ING Fund’s sub-adviser; ING Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of ING Investments, LLC, Directed Services LLC, any ING Fund’s sub-adviser, or ING Investments Distributor, LLC.

Retirement Plans

The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.

Make your investment using the purchase minimum guidelines in the following table.

Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Regular accounts	A/C/W I1	$10,000 $250,000	No minimum
Retirement accounts	A/C	$10,000	No minimum
	R	$250,000	No minimum
Certain omnibus accounts	A/C	$10,000	No minimum
	R	$250,000	No minimum
1	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
46

HOW TO BUY SHARES  (continued)

Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to ING Funds and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to ING Funds to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at (800) 992-0180 to obtain an account number and indicate your financial intermediary on the account.

Instruct your bank to wire funds to the Fund in the care of:

Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for ING Funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
             (Your Name Here)

After wiring funds you must complete the Account Application and send it to:
ING Funds
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
47

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

ING Funds
P.O. Box 9772
Providence, RI 02940-9772

If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

  Class A and Class C

  Your account must have a current value of at least $10,000.
  Minimum withdrawal amount is $100.
  You may choose from monthly, quarterly, semi-annual or annual payments.

  Class I and Class W

  Your account must have a current value of at least $250,000 or $10,000 for Class I and Class W shares, respectively.
  Minimum withdrawal amount is $1,000.
  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.

48

HOW TO SELL SHARES  (continued)

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.

A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.

The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at its then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Telephone Orders

The Fund and the Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Small Accounts

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund’s minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

49

HOW TO EXCHANGE SHARES

Exchanges Between Shares of ING Funds

You may exchange shares of the Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the ING Fund to be received in the exchange. If you purchase Class A shares of ING Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another ING Fund. Additionally, Class L shares of ING Money Market Fund may be exchanged for Class C shares of any other ING Fund.

If you exchange shares of the Fund that are subject to a CDSC into shares of another ING Fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.

If you acquired Class L shares of ING Money Market Fund through an exchange from Class C shares of an ING Fund that were subject to a CDSC and then exchange your Class L shares of ING Money Market Fund for Class C shares of another ING Fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of ING Money Market Fund will not count toward the CDSC holding period.

If you acquired Class L shares of ING Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of ING Money Market Fund into Class C shares of another ING Fund, you will become subject to any CDSC that applies to the ING Fund into which you exchange. The time you held your Class L shares of ING Money Market Fund will not count toward the CDSC holding period of the ING Fund into which you exchanged.

Exchanges Between Classes of Shares of the Fund

You may exchange Class B, Class C, and Class W shares of the Fund for Class I shares of the Fund, or you may exchange Class A shares and Class I shares of the Fund for any other class of the Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through an ING approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.

Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of ING Funds.

Additional Information About Exchanges

Fees and expenses differ among ING Funds and among share classes of the Fund. Please read the prospectus for the ING Fund and share class you are interested in prior to exchanging into that ING Fund or share class. Contact your financial intermediary or consult your plan documents for additional information.

An exchange of shares of the Fund for shares of another ING Fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among ING Funds and among classes of shares of the Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of ING Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

50

HOW TO EXCHANGE SHARES  (continued)

You will automatically have the ability to request an exchange between ING Funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.

Systematic Exchange Privilege

Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days’ prior written notice to shareholders.

51

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund’s frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Because some Underlying Funds invest in foreign securities it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Fund. However, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds’ shares which negatively affects long-term shareholders.

The Fund’s Board and each Underlying Fund’s Board of Directors/Trustees have adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund and Underlying Funds. In general, shareholders may make exchanges among their accounts with ING Funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:

  Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
  Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and
  Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

  Purchases and sales of Fund shares in the amount of $5,000 or less;
  Transfers associated with systematic purchases or redemptions;
  Purchases and sales of funds that affirmatively permit short-term trading;
  Rebalancing to facilitate fund-of-fund arrangements or the Fund’s or Underlying Funds’ systematic exchange privileges;
  Purchases or sales initiated by ING Funds; and
  Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.
52

FREQUENT TRADING - MARKET TIMING  (continued)

Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
  Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred eighty (180) days.
  No purchases or exchanges will be permitted in the account and all related accounts bearing the same tax ID or equivalent identifier.

On the next business day following the end of the ninety (90) or one hundred eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.

The Fund reserves the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund and Underlying Funds will occur. Moreover, in enforcing such restrictions, the Fund and Underlying Funds are often required to make decisions that are inherently subjective. The Fund and Underlying Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Fund and Underlying Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients’ transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Fund’s Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund’s Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, the Fund will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

53

PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund’s Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.

The Fund’s Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the last calendar year are:

Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; ING Financial Advisers, LLC; ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; PrimeVest Financial Services, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Sharebuilder Securities Corporation; Stifel Nicolas & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, LLC; and Wells Fargo Advisors, LLC.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

54

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund’s Managed Payment Policy is designed to provide level monthly payments throughout each calendar year, with payments adjusted once a year each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions.

For the calendar year 2012, the Fund will make a level monthly payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for each of Class I shares and Class W shares, and $0.043 per share for Class R shares. The level monthly payment amount for calendar year 2012 will be the product of: (i) the Annual Payment Rate of 6.60% for Class A shares, 5.85% for Class C shares, 6.85% for each of Class I shares and Class W shares, and 6.35% for Class R shares, divided by 12; and (ii) the Trailing Average Account Value. Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from holdings in Class A shares, $410 from holdings in Class C shares, $470 from holdings in each of Class I shares and Class W shares, and $430 from holdings in Class R shares from the Fund during 2012.

The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.

Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: (i) the Annual Payment Rate, for the Fund’s shares; and (ii) the Trailing Average Account Value, which will vary for the Fund’s shares.

While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.

Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.

Monthly Payments & Additional Distributions

In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (for example, from the sale of its holdings, or gains distributions it receives from the Underlying Funds). In addition to these regular monthly payments, a Special Distribution may be made in December and other Special Distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these Special Distributions are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or an election to receive the Special Distributions in cash, will decrease the aggregate monthly payment received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

55

DIVIDENDS, DISTRIBUTIONS, AND TAXES  (continued)

Return of Capital

Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year-to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

Calculation of Level Monthly Payments Per Share

The level monthly payment per share for the calendar year will be calculated in January prior to the first monthly payment of the year and will be fixed for that calendar year. The level monthly payment amount each year for the shares of the Fund will be the product of: (i) the Annual Payment Rate for that year divided by 12; and (ii) the Trailing Average Account Value for such share class, calculated as described below.

The Fund’s Sub-Adviser, with assistance from the Fund’s administrator, will determine the new Annual Payment Rate each January, in its discretion within a range of 5.00% to 7.00% per annum for the Fund’s Class A shares, 4.25% to 6.25% per annum for the Fund’s Class C shares; 5.25% to 7.25% per annum for each of the Fund’s Class I and Class W shares; and 4.75% to 6.75% per annum for the Fund’s Class R shares, based on the Fund’s objectives, NAV evolution, and relative fee structure of the share classes, as well as the Sub-Adviser’s assessment of the market environment and its asset allocation views.

To calculate the Trailing Average Account Value, a reference account is used for each class of shares. This reference account is assumed to hold shares of the Fund of the relevant share class purchased at inception and shares received by reinvestment of any Special Distributions described above. It is further assumed that no further purchases or redemptions are made for the reference account. If a new share class is offered, the new share class will estimate the reference account value as if it had been in existence since the inception of the Fund until the new class has sufficient history to compute its own three-year Trailing Average Account Value.

The Trailing Average Account Value for a share class will be equal to the average month-end value per share for the reference account for that share class calculated over the 36 months ended December 31 of the previous year (or, for period shorter than three full years, since inception). The Trailing Average Value will differ by applicable share class, as it will be impacted by the differing expense ratios of each class as well as by the differing number of shares the reference account of such share class received in reinvestment of any Special Distributions. Therefore, the level monthly payment amount will differ by available share class in future years.

The level monthly payment amount each year will be the product of: (i) the Annual Payment Rate divided by 12; and (ii) the Trailing Average Account Value as follows:

Monthly Payment per share	=	Annual Payment Rate 12 months	x	Three Year Trailing Average Value of Reference Account at End of Prior Calendar Year # of Shares Held by Reference Account at End of Prior Calendar Year

While the Fund’s level monthly payment amount will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.

Special Distributions will impact the number of shares held in the reference account used to re-calculate the monthly payment per share. A large Special Distribution may significantly reduce the per share monthly payment and, if a shareholder redeems the shares received with respect to the Special Distribution, or elects to receive the Special Distributions in cash, the aggregate payments received by the shareholder will be reduced.

56

DIVIDENDS, DISTRIBUTIONS, AND TAXES  (continued)

The Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s NAV per share or a fixed percentage of an investor’s current account value. These percentages could vary greatly during a calendar year. Rather, Fund shareholders will receive a monthly payment that is equal to the level monthly payment per share, times the number of shares they own on the record date.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by the Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains (which is currently generally taxable at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), instead of at the ordinary income rate, provided certain requirements are satisfied.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

The Fund is required to withhold a portion, currently 28% (scheduled to increase to 31% after 2012), of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.

Because most of the Fund’s investments are shares of Underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the Underlying Funds or the Fund shareholders invested directly in the Underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

57

DIVIDENDS, DISTRIBUTIONS, AND TAXES  (continued)

Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by the Fund, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes paid by the Fund as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Please see the SAI for further information regarding tax matters.

58

ACCOUNT POLICIES

Account Access

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.INGInvestment.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.

Privacy Policy

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.INGInvestment.com, or see the privacy promise that accompanies any Prospectus obtained by mail.

Householding

To reduce expenses, we may mail only one copy of the Fund’s Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

59

INDEX DESCRIPTIONS

The Dow Jones Moderate Portfolio (“DJ MP”) Index is an unmanaged index that represents a multi-asset portfolio consisting of three composite major asset classes (“CMACs”): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indices. For the DJ MP Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The DJ MP Index is rebalanced on a monthly basis.

60

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Fund for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated October 31, 2011, are incorporated herein by reference.

61

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Global Target Payment Fund
Class A
10-31-11	8.79	0.16	(0.11)	0.05	0.26	—	0.28	0.54	—	8.30	0.40	0.73	0.48	0.48	1.75	52,393	77
10-31-10	8.12	0.20•	1.01	1.21	0.50	—	0.04	0.54	—	8.79	15.47	0.81	0.45	0.45	2.41	39,483	30
10-31-09	7.49	0.22•	0.96	1.18	0.23	0.20	0.12	0.55	—	8.12	16.92	1.55	0.49	0.49	3.00	29,211	40
07-01-08(5) - 10-31-08	10.00	0.06	(2.37)	(2.31)	0.20	—	—	0.20	—	7.49	(23.39)	1.37	0.47	0.47	1.73	23,218	7
Class C
10-31-11	9.09	0.08•	(0.09)	(0.01)	0.21	—	0.28	0.49	—	8.59	(0.28)	1.48	1.23	1.23	0.91	16,784	77
10-31-10	8.38	0.09•	1.09	1.18	0.43	—	0.04	0.47	—	9.09	14.61	1.56	1.20	1.20	1.07	6,582	30
10-31-09	7.69	0.14•	1.02	1.16	0.15	0.20	0.12	0.47	—	8.38	15.99	2.30	1.24	1.24	1.87	1,032	40
08-29-08(5) - 10-31-08	9.95	0.02	(2.19)	(2.17)	0.09	—	—	0.09	—	7.69	(21.89)	2.12	1.22	1.22	2.17	385	7
Class I
10-31-11	8.78	0.18	(0.10)	0.08	0.28	—	0.28	0.56	—	8.30	0.79	0.46	0.21	0.21	2.03	5,464	77
10-31-10	8.12	0.15•	1.07	1.22	0.52	—	0.04	0.56	—	8.78	15.66	0.56	0.20	0.20	1.79	3,870	30
10-31-09	7.50	0.24•	0.95	1.19	0.25	0.20	0.12	0.57	—	8.12	17.15	1.30	0.24	0.24	3.31	2	40
07-01-08(5) - 10-31-08	10.00	0.06	(2.35)	(2.29)	0.21	—	—	0.21	—	7.50	(23.22)	1.12	0.22	0.22	1.95	2	7
Class R
08-05-11(5) - 10-31-11	8.41	0.03•	(0.01)	0.02	0.07	—	0.06	0.13	—	8.30	0.30	0.98	0.73	0.73	1.46	3	77
Class W
10-31-11	8.77	0.16•	(0.09)	0.07	0.28	—	0.28	0.56	—	8.28	0.67	0.48	0.23	0.23	1.89	6,701	77
10-31-10	8.11	0.21•	1.01	1.22	0.52	—	0.04	0.56	—	8.77	15.69	0.56	0.20	0.20	2.52	2,197	30
10-31-09	7.48	0.25•	0.95	1.20	0.25	0.20	0.12	0.57	—	8.11	17.33	1.30	0.24	0.24	3.38	1,111	40
07-01-08(5) - 10-31-08	10.00	0.07	(2.38)	(2.31)	0.21	—	—	0.21	—	7.48	(23.43)	1.12	0.22	0.22	2.18	1,096	7
See Accompanying Notes to Financial Highlights
62

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of Underlying Funds.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
63

TO OBTAIN MORE INFORMATION

You’ll find more information about the Fund in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Fund’s annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund’s performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-992-0180 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund’s SEC file number. The file number is as follows:

ING Series Fund, Inc.	811-06352
ING Global Target Payment Fund

PRO-GTP (0212-022912)

STATEMENT OF ADDITIONAL INFORMATION

February 29, 2012

ING SERIES FUND, INC.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

ING Alternative Beta Fund

Class/Ticker: A/IABAX; B/IABBX; C/IABCX; I/IIABX; W/IABWX

Class A, Class B, Class C, Class I, and Class W Shares

This Statement of Additional Information (“SAI”) relates to ING Alternative Beta Fund (“Fund”), a series of ING Series Fund, Inc. (“Company”). Prospectus or prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the Fund dated February 29, 2012, that provide the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund’s principal underwriter, ING Investments Distributor, LLC (“Distributor”), at the address listed above. This SAI is not a prospectus, but is incorporated therein by reference in and should be read in conjunction with the current Prospectuses dated February 29, 2012 which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Fund’s financial statements and the independent registered public accounting firm’s report thereon, included in the Fund’s annual shareholder report dated October 31, 2011, are incorporated herein by reference. Copies of the Fund’s Prospectuses and annual or unaudited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Fund at the address and phone number written above. Capitalized terms used but, not defined, in this SAI have the same meaning as in the Prospectuses and some additional terms are defined particularly for this SAI.

2

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Fund’s Prospectuses, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Fund’s securities and investment techniques. Some of the Fund’s investment techniques are described only in the Prospectuses and are not repeated herein.

HISTORY OF THE COMPANY

The Company is a Maryland corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of eleven (11) separately managed series.

ING Alternative Beta Fund was organized as a separate series of the Company on September 19, 2008.

Incorporation. The Company was incorporated under the laws of the state of Maryland on June 17, 1991.

Series and Classes. The Company currently offers multiple series. Only ING Alternative Beta Fund is offered through this SAI and the corresponding Prospectuses.

The Board of Directors of the Company (“Board”) has the authority to subdivide the series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund currently are classified into multiple classes. Each class of shares has the same rights, privileges and preferences except with respect to: (i) the effect of sales charges, if any, for each class; (ii) the distribution fees borne by each class, if any; (iii) the expenses allocable exclusively to each class; (iv) voting rights on matters exclusively affecting a single class; and (v) the exchange privilege of each class.

Capital Stock. Fund shares are fully paid and non-assessable when issued. Fund shares have no preemptive or conversion rights except that the Fund’s Class B shares automatically convert to Class A shares after eight (8) years. A shareholder’s Class B shares will automatically convert to Class A shares in the Fund on the second calendar day of the following month in which the eighth anniversary of the issuance of the Class B shares occurs, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. Each share of the Fund has the same rights to share in dividends declared by the Fund for that share class. Upon liquidation of the Fund, shareholders in the Fund are entitled to share, pro rata, in the net assets of the Fund available for distribution to shareholders.

Voting Rights. Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one class of shares. Voting rights are not cumulative so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors. In such an event, the holders of the remaining shares will be unable to elect any person as a Director.

Shareholder Meetings. The Company is not required and does not intend to hold annual shareholder meetings. The Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (“1940 Act”). If requested by the holders of at least 10% of the Company’s outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

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1940 Act Classification. The Company is a diversified, open-end management investment company, as that term is defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

ING Funds Service Providers

The following table reflects various ING services providers, their historical names, and the service they provide:

Current Name	Previous Name(s)	Service
ING Investments, LLC	ING Pilgrim Investments, LLC	Investment Adviser
ING Pilgrim Investments, Inc.
Pilgrim American Investments
Directed Services LLC	Directed Services, Inc.	Investment Adviser
ING Investments Distributor, LLC	ING Funds Distributor, LLC	Distributor
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.
Pilgrim America Securities, Inc.
ING Funds Services, LLC	ING Pilgrim Group, LLC	Administrator
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.
Pilgrim Group America, Inc.

SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Non-Diversification

The Fund is non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company.

Investments, Investment Strategies, and Risks

The following pages identify various securities and investment techniques used by the adviser or sub-adviser in managing the Fund and provides a more detailed description of those securities and investment techniques along with the risks associated with them. The Fund may use any or all of these techniques at any one time and the fact that the Fund may use a technique does not mean that the technique will be used. The Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund’s investment objective, policies and restrictions described in the Fund’s Prospectuses and/or in this SAI, as well as the federal securities laws. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Fund’s Prospectuses. Where a particular type of security or investment technique is not discussed in the Fund’s Prospectuses, that security or investment technique is not a principal investment strategy, and the Fund will not investment more than 5% of its assets in such security or investment technique. See the Fund’s fundamental investment restrictions for further information.

EQUITY SECURITIES

The value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed-income securities.

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While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, the Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or fixed-income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed-income instrument. Depending upon, among other things, ING’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Common Stocks

Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company’s organization and operations and such investments may be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets, and financial resources, and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject in a greater degree to changes in earnings and prospects. The Fund may also concentrate its investments in science and technology sectors.

Other types of equity securities may also be purchased, including convertible securities, preferred stocks, warrants, or other securities that are exchangeable for, or otherwise providing similar exposure to, shares of common stocks.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of a common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth at market value if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

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The market value of convertible securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchases such securities for their equity characteristics.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. As a result of this or other factors, the Fund’s adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one year or less will be treated as short-term gains, taxable as ordinary income to the Fund’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Fund’s performance when the Fund’s asset bases are small. Consequently, IPOs may constitute a significant portion of the Fund’s returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund’s assets as it increases in size and therefore, have a more limited effect on the Fund’s performance.

There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease, or entirely disappear. In some cases the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The trading volume of securities of mid-capitalization and small capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

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Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts, and management companies. The Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of the Fund’s total assets in the investment company; or (iii) invest more than 10% of the Fund’s total assets in all investment company holdings.

The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. For so long as shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

There are some potential disadvantages associated with investing in other investment companies. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each other investment company’s advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Exchange-Traded Funds (“ETFs”)

ETFs are passively managed investment companies traded on a securities exchange whose goals are to track or replicate a desired index, such as a sector, market, or global segment. ETFs are traded on exchanges similarly to publicly traded companies. Consequently, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes the prices of ETFs may vary significantly from the NAVs of an ETF’s underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when the Fund invests in ETFs, shareholders of the Fund bear their proportionate share of the underlying ETFs’ fees and expenses.

Market Trading Risks for ETFs

Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market, or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others and investors are subject to the execution and settlement risks and market standards of the market where they, or their broker, direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

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Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders. Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Preferred Stocks

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stock, preferred stock offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation and may be “participating” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Private Funds

Private funds include U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, the Fund’s ability to invest in them will be limited. In addition, the Fund’s shareholders will remain subject to the Fund’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of the Fund to dispose of interests in private funds is very limited and involves risks, including loss of the Fund’s entire investment in the private fund.

Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional

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investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated with the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that, under certain circumstances, no principal is due at maturity and therefore may result in the loss of the Fund’s investment. Structured securities may be positively or negatively indexed so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Real Estate Securities and Real Estate Investment Trusts

The Fund may invest in real estate securities including investment in other real estate operating companies (“REOCs”) and companies engaged in other real estate related businesses and real estate investment trusts (“REITs”) REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic regions, such as the northeastern United States, or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.

A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (“Code”). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass

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through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans. The Real Estate Fund invests primarily in Equity REITs.

Although the Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Risks of real estate securities and REITs include those risks that are more closely associated with investing in real estate securities directly than with investing in the stock market generally. These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the clean-up of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; (xiv) and adverse developments in the real estate industry.

To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of REIT’s investments in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of REIT’s investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Rights

Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

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As a result, an investment in rights may be considered more speculative than certain other types of investments. In addition, the value of a right does not necessarily change with the value of the underlying securities, and rights expire worthless if they are not exercised on or prior to their expiration date.

Unseasoned Companies

The Fund considers securities of companies with limited operating histories to be securities of companies with a record of less than three (3) years’ continuous operation including the operations of any predecessors and parents (these are sometimes referred to as “unseasoned issuers”). These companies, by their nature, have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

FIXED-INCOME INVESTMENTS

The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s Investors Service, Inc. (“Moody’s”) or BBB- from Standard & Poor’s Ratings Services (“S&P”), or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure, similar to a collateralized mortgage obligation (“CMO”) structure. Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments and the Fund must reinvest the returned principal at prevailing interest rates which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

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It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Fund.

The non-mortgage-related asset-backed securities in which the Fund may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables, and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, and prepayment risks. While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments and these instruments may not be liquid. Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate. However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Banking Industry Obligations/Short-Term Investments

Banking industry obligations include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. Fixed-time deposits are savings and loan association (“S&L”) obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual

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restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. The Fund will not invest in fixed-time deposits (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

When the Fund holds instruments of foreign banks or financial institutions it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

For foreign banks there is a possibility that liquidity could be impaired because of: (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Savings Industry Obligations

The Fund may invest in certificates of deposit (interest-bearing time deposits) and other short-term obligations issued by savings banks or S&Ls that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes, and Other Corporate Obligations

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten (10) years or more, the Fund may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated AA or higher by S&P or Aa or higher by Moody’s, or have received a comparable rating by another nationallly recognized statistical rating organization (“NRSRO”).

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Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes, and other similar corporate debt instruments including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise. There is also the risk that the issuer of a debt security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Securities.”

Debt obligations that are deemed to be investment grade carry a rating of at least Baa from Moody’s or BBB- from S&P, or a comparable rating from another NRSRO or, if not rated by an NRSRO, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Credit-Linked Notes (“CLNs”)

A CLN is generally issued by one party with a credit option or risk linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high rating, a CLN may be purchased by the Fund in accordance with the Fund’s investment objective. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Fund cannot assure that it can implement a successful strategy regarding this type of investment.

Floating or Variable Rate Instruments

Floating or variable rate instruments normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). The Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term) may also be purchased by the Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these types of instruments, the Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or deal) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, the Fund might be unable to dispose of

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the note and a loss would be incurred to the extent of the default. The Fund may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price will be treated as illiquid securities.

Credit rating agencies frequently do not rate floating and variable rate instruments; however, the Fund’s adviser or sub-adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit. Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which the Fund invests. Such money market instruments are considered, for the purposes of the Fund’s investment, to be floating rate debt.

Government Trust Certificates

Government Trust Certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s , or have received a comparable rating by another NRSRO.

Guaranteed Investment Contracts (“GICs”)

GICs are issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund, on a monthly basis, guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven (7) days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments invested in by the Fund which are not readily marketable, will not exceed 15% of the Fund’s net assets. The term of a GIC will be one (1) year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.

High-Yield Securities

High-yield securities are debt securities that are rated lower than Baa3 by Moody’s, BBB- by S&P or of comparable quality if unrated.

High-yield securities often are referred to as “junk bonds” and include certain corporate debt obligations, higher yielding preferred stocks and mortgage-related securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities but they also typically entail greater potential price volatility and principal and income risk.

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High-yield securities are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities but are reflected in the Fund’s NAV. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody’s description of its bond ratings: Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of a desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects. Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P’s description of its bond ratings: BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D - in payment default. S&P applies indicators “+,” no character and “-” to its rating categories. The indicators show relative standing within the major rating categories.

Certain securities held by the Fund may permit the issuer, at its option, to call or redeem its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Risks Associated with High-Yield Securities

The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes. High-yield securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high-yield securities may not fall as much as U.S. Treasury or investment-grade corporate bonds. Conversely, when interest rates fall these securities may underperform investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals, and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices

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of high-yield securities and the Fund’s NAV. Furthermore, in the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations. High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks. Lower rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds. The ability of the Fund’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market. To the extent the Fund owns illiquid or restricted high-yield securities; these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation. Special tax considerations are associated with investing in securities structured as zero-coupon or pay-in-kind securities. The Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. Although the ratings of recognized rating services such as Moody’s and S&P are considered, the Fund’s adviser or sub-adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. Thus, the achievement of the Fund’s investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The adviser or sub-adviser continually monitors the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. The Fund may retain a security whose rating has been changed.

Congressional Proposals. New laws and proposed laws may negatively affect the market for high-yield securities. As examples, recent legislation requires federally insured S&Ls to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities. Any such proposals, if enacted, could negatively affect the Fund’s NAV.

Industrial Development Bonds and Pollution Control Bonds

These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

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Mortgage-Related Securities

Mortgage-related securities represent interests in pools of adjustable and fixed rate mortgage loans secured by real property. The types of mortgage-related securities the Fund may invest in include adjustable rate mortgage securities, agency related mortgage-backed securities, CMOs, interest/principal only stripped mortgage-backed securities, real estate mortgage investment conduits (“REMICs”), and subordinated mortgage securities.

Mortgage-related securities include U.S. government agency mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, including the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)

Mortgage-backed securities issued by commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers, and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the adviser or sub-adviser may, consistent with the Fund’s investment objectives, policies, and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities in which the Fund may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs. Mortgage-backed bonds are secured by pools of mortgages but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

Adjustable Rate Mortgage Securities (“ARMs”)

ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the

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life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term, fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: (i) those based on U.S. Treasury securities; and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency-Mortgage-Related Securities

The dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA, and FHLMC. GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)

FNMA: FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans, and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans, and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans. FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder’s proportionate share in: (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of

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amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received. FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Collateralized Mortgage Obligations

CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of guaranteed pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct pass-through of payments. CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity. Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranche than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Fund may invest in securities issued by certain exempted issuers without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage-backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

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Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

GNMA Certificates

Certificates issued by the GNMA evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that the Fund may purchase are the “modified pass-through” type.

GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers’ Home Administration (“FmHA”) or guaranteed by the Veterans Administration (“VA”). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a GNMA Certificate because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with twenty-five- to thirty-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately twelve (12) years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as thirty-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing.

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SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all the interest (the Interest-Only or “IO” class), while the other class will receive all the principal (the Principal-Only or “PO” class) The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by the adviser or sub-adviser under guidelines and standards established by the Fund’s Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest, or any combination thereof, to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate, and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest, or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be affected, pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all

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subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Fund when investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period, and all foreclosure expenses.

The Fund’s adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Fund’s adviser or sub-adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Fund seeks opportunities to acquire subordinated residential mortgage securities when, in the view of the adviser or sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Fund’s adviser or sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Risks of Investing in Mortgage-Related Securities

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, SMBS are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. The Fund could fail to fully recover its initial investment in a CMO residual or a SMBS.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

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Municipal Securities

Municipal securities are debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities (“municipal securities”). Municipal securities include both notes (which have maturities of less than one (1) year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

Insured municipal debt may also be purchased in which scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of suchissuers may become subject to laws enacted in the futuree by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability to municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Lease Obligations and Certificates of Participation

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they are ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payment due under the municipal lease obligation.

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The Fund may also purchase “certificates of participation” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency, or authority. However, certain lease obligations contain non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.

The Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (i) rated A or better by at least one NRSRO); (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by the Fund’s adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the Fund’s adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Securities of issuers of municipal lease obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal lease obligations may be materially affected.

Short-Term Municipal Obligations

These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

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Risks of Investing in Municipal Securities

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund also may purchase municipal bonds due to changes in the adviser’s or sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for municipal securities typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes, and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA, and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

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Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called “GNMA”), some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds (“FNMA”), others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations (“FHLMC”).

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of FNMA and FHLMC in exchange for senior preferred stocks and warrants for common stocks of the entities. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury initiatives discussed above will be successful.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Fund.

Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind Securities

Zero-coupon bonds or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

A pay-in-kind security is a debt obligation which provides that the issuer of the security may, at its option, pay interest on such securities in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations.

The Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, the Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

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The risks associated with lower-rated debt securities apply to these securities. Zero-coupon bonds and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment because these securities do not pay cash interest.

FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS

Securities of foreign issuers traded outside of the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions, and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Although the Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks including the following:

Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises

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against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of the Fund’s shares.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involviing securities settlement where Fund assets may be released pprior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Ransactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occuring in foreign markeets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions, and exchange conrol regulations.

Taxes. The interest payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Costs. The expense ratios of the Fund when investing in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the chaaracteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser’s or sub-adviser’s assessment of prevailing market, economic, and other conditions.

Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund that invests in such countries. For example, the Fund may be required, in certain countries, to invest initially through a local broker or other entity and then have the shares purchased and re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends, or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

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Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks or other financial institutions may be among the leading companies which have actively traded securities. The 1940 Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Depositary Receipts

Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities representing interests in securities of foreign issuers (collectively “Depositary Receipts”). These securities are typically dollar denominated although their market price is subject to fluctuations of the foreign currencies in which the underlying securities are denominated. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors and held either in physical form or in book entry form. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country.

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Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically these securities are traded on the Luxembourg exchange in Europe). Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in the European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositaries.

Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

Eurodollar Convertible Securities

Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest, without limitation, in Eurodollar convertible securities that are convertible into foreign equity securities listed or represented by ADRs listed on the New York Stock Exchange (“NYSE”) or the NYSE Amex Equities Exchange (“AMEX”), or that are convertible into publicly traded common stocks of U.S. companies. The Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed or represented by ADRs listed on such exchanges.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers and may carry the same risks as investing in foreign securities.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks including, the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because

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there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Exchange Transactions

The Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar and therefore, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may either enter into these transactions on a spot (i.e., cash) basis, at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another (for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won) at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of the Fund as a regulated investment company (“RIC) under the Internal Revenue Code of 1986, as amended (“Code”).

Foreign Mortgage-Related Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations such as Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited. The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, prepayment experience, and maturities of loans.

International Debt Securities

International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, or zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries, and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g.,

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relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income which could result in a return of capital to shareholders. The Fund’s portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund’s investment income may be received or realized in foreign currencies, the Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, (“1933 Act”), the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration, or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Sovereign Debt Securities

Sovereign debt securities are issued by governments of foreign countries. The sovereign debt securities in which the Fund may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities. Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay and may be issued by other emerging countries.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14- month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

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Risks of Investing in Sovereign Debt/Brady Bonds

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Supranational Agencies

Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment, and provide technical assistance to member nations in the Asian and Pacific regions.

DERIVATIVES

A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures, options, swaps and warrants. Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund to invest than “traditional” securities would.

Some derivatives may be used for “hedging,” which means that they may be used when the sub-adviser seeks to protect the Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the

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sub- adviser seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of the Fund’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the sub-adviser’s ability to predict and understand relevant market movements.

Derivatives can be volatile and involve various types and degrees of risk depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk or change the character of the risk to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser or sub-adviser to forecast interest rates and other economic factors correctly. If the adviser or sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below and no assurance can be given that any strategy used will succeed. If the Fund’s adviser or sub-adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses by offsetting favorable price movements in related investments or otherwise due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable; the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage; offsetting positions in connection with transactions in derivative instruments; and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

The Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Fund.

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Foreign Currency Futures Contracts

Foreign currency futures contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party, and purchase by another party, of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European euro. Other foreign currency futures contracts are likely to be developed and traded in the future.

Forward Currency Contracts

Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges so that, in most cases, either party can close out its position on the exchange for cash without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) including such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indices. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency, or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies including: the S&P 500® Index; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; and certain multi-national currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options, as specified for the Fund in this SAI or the Prospectuses. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

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The Fund intends generally to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations, and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively, and perhaps at a lower cost, by using futures contracts and futures options.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Initial margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

A covered straddle consists of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Financial Futures Contracts and Related Options

Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities intended to be purchased. The Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a

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decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges: (i) long (or buying) hedges; and (ii) short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund’s portfolio may be protected against, to a considerable extent, by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills, and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500® Index and such other broad-based stock market indices as the NYSE Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

In contrast to the situation when the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank, an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. government securities, or other appropriate high-grade securities equal to the market value of the futures contract, minus the Fund’s initial margin deposit with respect thereto, will be segregated with the Fund’s custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Code for qualification as a RIC.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing

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out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations on Use of Futures and Futures Options

In general, the Fund intends to enter into positions in futures contracts and related options only for “bona fide hedging” purposes. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on the NAV of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio

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securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.

The requirements for qualification as a RIC also may limit the extent to which the Fund may enter into futures, futures options, or forward contracts.

Limitations and Risks on Financial Futures Contracts and Related Options

The purchase of options involves certain risks. If a put option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements, the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the adviser or sub-adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund, or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case,

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distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Index-, Currency-, and Equity-Linked Securities

“Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index or a weighted

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index of commodity futures such as crude oil, gasoline, and natural gas. At maturity, the principal amount of an equity-linked debt security is exchanged for common stocks of the issuer or is payable in an amount based on the issuer’s common stocks price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency or against an index.

Index- and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the adviser or sub-adviser. Markets, underlying securities, and indices may move in a direction that was not anticipated by the adviser or sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. (See “Restricted Securities, Illiquid Securities, and Liquidity Requirements.”)

Options

The Fund may purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. The Fund may also write combinations of put and call options on the same security, known as “straddles”. Such transactions can generate additional premium income but also present increased risk. The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. The Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below. The Fund will write call options and put options only if they are “covered.” The Fund may write uncovered calls.

In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if the Fund

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segregates assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board.

Effecting a closing transaction in the case of a sold call option will permit the Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of the Fundo, provided that another option on such security is not sold.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may sell options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then sell a call option against that security. The exercise price of the call the Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date. By entering into a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price

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of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

If an option expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

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The Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date. By entering into a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

Exchange-Traded Options

Exchange-Traded Options generally have a continuous liquid market while Over-the-Counter Options (“OTC Options”) may not. Consequently, the Fund can realize the value of an OTC Option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes an OTC Option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into OTC Options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate an OTC Option at a favorable price at any time prior to expiration. Unless the Fund, as a covered call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC Option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

Over-the-counter options and the assets used as cover for written OTC Options are illiquid securities. In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Fund’s adviser or sub-adviser. Under these special arrangements, the Fund will enter into contracts with dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is “in-the-money.” The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Strike price refers to the price at which an option will be exercised. Cover assets refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the OTC Options contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in-the-money.”) Although each agreement will provide that the Fund’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange-traded option.

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Foreign Currency Options

Foreign currency options are used separately or in combination to control currency volatility. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, writing options on foreign currency options constitutes only a partial hedge up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Put and Call Options

Put and call options are derivative securities traded on U.S. and foreign exchanges, including the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange, and NYSE. Except as indicated in “Portfolio Hedging,” the Fund may engage in trading of such derivative securities exclusively for hedging purposes.

If a put option is purchased, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options) Purchasing put options may be used as a portfolio investment strategy when the Fund’s adviser or sub-adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Fund’s adviser or sub-adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

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Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which the Fund’s adviser or sub-adviser believes there is an active secondary market to facilitate closing transactions.

Stock Index Options

Stock index options include put and call options with respect to the S&P 500® Index and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which the Fund intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index depends on the Fund’s adviser or sub-adviser’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could be unable to close out options which it had purchased and, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the adviser or sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks Associated with Options

There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options may be more volatile than the underlying instruments and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer

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of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

The extent to which the Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a RIC. (See “Tax Considerations.”)

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund. However, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures, and margin requirements than in the United States; and (v) lesser trading volume.

Put and Call Index Warrants

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. Certain Funds will normally use Index Warrants in a manner similar to their use of options on

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securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Straddles

A straddle is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Fund’s overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swap Agreements and Options on Swap Agreements

The interest rate swaps, currency swaps, and other types of swap agreements (including swaps on securities and indices) in which the Fund may invest are described in the Prospectuses. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as “aggregation.”

Securities Swap is a technique primarily used to indirectly participate in the securities market of a country from which the Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

Interest Rate and Currency Swap Transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions. An interest rate or currency swap involves an agreement between the Fund and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (i.e., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. The Fund usually enters into such transactions on a “net” basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Fund’s custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

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The Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation. The Fund’s adviser or sub-adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by the Fund are considered to be illiquid assets.

Interest Rate Swaps are contracts between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.” In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

Cross-Currency Swaps are contracts between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Swap Options are contracts that give a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise change an existing swap agreement at some designated future time on specified terms.

Caps and Floors - interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps and Floors. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC Options. In connection with such transactions, the Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the

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transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Total Return Swap Agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

Synthetic Convertible Securities

Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option which enables the Fund to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by a NRSRO.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are those that have the characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents 3.00% of the trust’s assets.

The remaining 97% consists of subordinated debts, which are then sold to investors. The trust uses the sale proceeds to purchase a subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the funds received to make dividend payments to the holders of the trust-preferred securities. The primary advantage for this particular structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the purpose of calculation capital requirements.

In certain instances, this structure involves more than one financial institution and accordingly, more than one trust. In this pooled offering, a separate trust is created that issues securities to investors and uses the proceeds to purchase the trust-preferred securities issued by the special-purpose trust subsidiaries of the participating financial institutions. Therefore, the trust-preferred securities held by investors are backed by the trust- preferred securities issued by the trust subsidiaries.

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In identifying the risks of the trust-preferred securities, the adviser or sub-adviser evaluates the financial condition of the financial institution as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to the Fund.

Warrants

A warrant gives the holder a right to purchase at any time during a specified period, a predetermined number of shares of common stocks at a fixed price. Unlike convertible debt securities or preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach, or have reasonable prospects of reaching, a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised resulting in a loss of the Fund’s entire investment therein).

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Fund will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

INVESTMENT TECHNIQUES

Borrowing

The Fund may borrow from banks. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s NAV, and money borrowed will be subject to interest and other costs (which

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may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by the Fund’s investment policies and restrictions.

Repurchase Agreements

Repurchase agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers, and banks subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Fund’s adviser or sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Fund’s custodian, in the Federal Reserve/Treasury Book-Entry System, or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. To mitigate this risk, the Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

The Fund treats any securities subject to restrictions on repatriation for more than seven (7) days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Fund’s Board and guidelines adopted by the Board, the Fund’s adviser or sub-adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreement transactions involve the sale of U.S. government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund’s total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three (3) days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the affect of any increase or decrease in the value of portfolio securities or the Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

In order to enhance portfolio returns and manage prepayment risks, the Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC. In a dollar roll

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transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security (same type, coupon, and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

Whether a reverse repurchase agreement or dollar roll transaction produces a gain for the Fund depends upon the costs of the agreements (i.e., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund’s NAV will increase faster than otherwise would be the case. Conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, the NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar roll transactions as leveraging techniques, may increase the Fund’s yield in the manner described above. However, such transactions also increase the Fund’s risk to capital and may result in a shareholder’s loss of principal.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the value ascribed to it by the Fund. Its illiquidity might prevent the sale of such a security at a time when the Fund’s adviser or sub-adviser might wish to sell, and these securities could have the affect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities requiring the Fund to rely on judgments that may be somewhat subjective in determining value which could vary from the amount that the Fund could realize upon disposition.

Because of the nature of these securities, a considerable period of time may elapse between the Fund’s decision to dispose of these securities and the time when the Fund is able to dispose of them during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Fund pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Board. Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers” and, under the Fund’s procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

The Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

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The Funs treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the adviser or sub-adviser has determined to be liquid.

Securities Lending

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage set forth in the Fund’s Prospectuses. No lending may be made to any companies affiliated with the adviser. These loans earn income for the Fund and are collateralized by cash, securities, or letters of credit. The Fund might experience a loss if the financial institution defaults on the loan. The Fund seeks to mitigate this risk through contracted indemnification upon default.

Loans of portfolio securities earn income for the Fund and are collateralized by cash, cash equivalent, or U.S. government securities. The Fund might experience a loss if the financial institution defaults on the loan. The borrower, at all times during the loan, must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

During the time portfolio securities are on loan, the borrower pays the Fund any interest or distributions paid on such securities. The Fund may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

Short Sales

The Fund may make a short sale of securities it already owns. In a short sale, the Fund sells a security which it does not own in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

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Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities, or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities, or other liquid debt or equity securities deposited with the broker and otherwise segregated, may not, at any time, be less than the market value of the securities sold short at the time of the short sale. The Fund will comply with these requirements. In addition, as a matter of policy, the Fund’s Board has determined that it will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund’s total assets, taken at market value.

The extent to which the Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Fund as a RIC. (See “Tax Considerations.”)

To Be Announced (“TBA”) Sale Commitments

TBA sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. The Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

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When-Issued Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or delayed-delivery basis, generally fifteen (15) to forty-five (45) days after the commitment is made. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods but no payment or delivery is made by and no interest accrues to the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be marked-to-market daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, the Fund may realize a capital gain or loss. When the Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the Fund.

The Fund’s investment objective is not fundamental and may be changed by a vote of the Board without shareholder approval.

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy the Fund may not:

1.

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund and except that to the extent one or more of the indices representing one of the investment categories in which the Fund invests are concentrated in a particular industry, the Fund also may be concentrated in that industry;

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2.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Fund;

3.	issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund;

4.

purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.

purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts, or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts;

6.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Fund; or

7.

underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

With respect to fundamental policy number (1), industry classifications are determined in accordance with the classifications established by the Global Industry Classification Standards or Bloomberg L.P. The Fund’s adviser or sub-adviser believes that the industry characteristics selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

Non-Fundamental Investment Policies

The Board has adopted the following non-fundamental investment restrictions which may be changed by the Board, without shareholder vote.

The Fund will not:

1.	invest in companies for the purpose of exercising control or management;

2.

invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven (7) days. Securities that may be resold under Rule 144A under the 1933 Act, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The adviser or sub-adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; or

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3.

invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody’s or, if unrated, considered by the adviser or sub-adviser to be of comparable quality).

TEMPOR ARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

For temporary and defensive purposes, the Fund may invest up to 100% of its total assets in investment-grade fixed-income securities (including short-term U.S. government securities, investment-grade debt instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper, and floating rate notes), preferred stocks, and repurchase agreements. Under normal circumstances, the Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

PORTFOLIO TURNOVER

The Fund may sell a portfolio investment soon after its acquisition if the Sub-Adviser believes that such a disposition is consistent with the Fund’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A change in securities held in the Fund’s portfolio is known as “portfolio turnover” and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year all excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its turnover rate, however, the rate will be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of capital gains by the Fund.

A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high turnover rate would increase commission expenses and may involve realization of capital gains by the Fund. These expenses are ultimately borne by the Fund’s shareholders.

The Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

DISCLOSURE OF THE FUND’S PORTFOLIO SECURITIES

The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Fund posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and makes it available 30 calendar days following the previous calendar quarter or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar quarter (i.e., the Fund will post the quarter-ending June 30 holdings on July 31). The Fund may also post its complete or partial portfolio holdings on its website as of a specified date. The Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

The Fund also compiles a list composed of its ten largest holdings (“Top Ten”). This information is produced monthly and is made available on ING’s website on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month or as soon thereafter as practicable.

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Investors (both individual and institutional), financial intermediaries that distribute the Fund’s shares, and most third parties may receive the Fund’s annual or semi-annual shareholder reports, or view them on ING’s website, along with the Fund’s portfolio holdings schedule. The Top Ten list is also provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, the Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund’s disclosure of its portfolio holdings will be on an as-needed basis with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Fund’s disclosure of its portfolio holdings may include disclosure:

—	to the Fund’s independent registered public accounting firm, named herein, for use in providing audit opinions;
—	to financial printers for the purpose of preparing Fund regulatory filings;
—	for the purpose of due diligence regarding a merger or acquisition;
—	to a new adviser or sub-adviser prior to the commencement of its management of the Fund;
—	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more data from the Fund than is posted on ING’s website);
—	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;
—

to service providers, on a daily basis, in connection with their providing services benefiting the Fund such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting, or class action services providers;

—	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders;
—	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or
—

to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s adviser, sub-adviser, principal underwriter, or any affiliated person of the Fund, on the other. Such Policies authorize the Fund’s administrator to implement the Board’s Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund’s shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-adviser, principal underwriter, and their affiliates. The Board has authorized the senior officers of the Fund’s administrator to authorize the release of the Fund’s portfolio holdings as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund’s administrator reports quarterly to the Board regarding the implementation of the Policies.

The Fund has the following ongoing arrangements with certain third parties to provide the Fund’s full portfolio holdings:

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Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for ING Funds Line of Credit	As requested	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Class Action Services	Monthly	10 days
Charles River Development	Compliance	Daily	None
Coates Analytics, a Division of Albridge Solutions, Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department. All waivers and exceptions involving the Fund will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Fund, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE COMPANY

The following information supplements, and should be read in conjunction with, the section in the Prospectuses entitled “Management of the Fund.”

The Board

The Directors of the Company are responsible for the oversight and supervision of the affairs of the Company as is described more fully below. Neither the Company’s charter nor the Charter of the Nominating Committee sets forth specific qualifications to serve as a Director, although the Nominating Committee Charter identifies certain factors that the Committee may take into account when considering Director candidates. Each Director serves until the Director’s successor is duly elected and qualified, subject to any retirement policy adopted by the Board or the Independent Directors. The Independent Directors have adopted a policy requiring each Independent Director to retire from the Board as of the latter of: (i) the March 31 next occurring after the Independent Director attains the age of 72; and (ii) the date his successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he attains the age of 72. The retirement policy may, at any time, be suspended by vote of a majority of the Independent Directors, which suspension occurred effective March 11, 2010.

The Directors have varied experiences, attributes, and skills that are utilized in overseeing the Fund’s activities, reviewing contractual arrangements with companies that provide services to the Fund, and reviewing the Fund’s performance. Among the attributes or skills common to all Directors are their ability to (i): review critically, evaluate, question, and discuss information provided to them; (ii) interact effectively with the other Directors, the adviser, sub-advisers, other service providers, counsel, and the independent registered public accounting firm; and (iii) exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained through the Director’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Company and the other companies and trusts in the ING complex of mutual funds (the “Fund Complex”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Director’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences.

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Information for each Director is set forth in the table below:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years (and other relevant experience, attributes, and skills)(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years
Independent Directors
Dr. Albert E. DePrince, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 70	Chairman and Director	June 1998 –Present

Professor of Economics and Finance, Middle Tennessee State University (August 1991 – Present) and various positions with Academy of Economics and Finance (2003 - 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 – 2002); Chief Economist, Marine Midland Bank (1987 – 1990); various positions, Marine Midland Bank (1978 – 1990); and Economist, Federal Reserve Bank of New York (1969 – 1978).

Ph.D. in Economics

Director of Academy of Economics and Finance (February 2001 – February 2003).

Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance, and monetary policy.

				37	None.
Martin J. Gavin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2009 – June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 – May 2006); various positions for the Phoenix Companies, Inc. (1984 - 2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 – 1984); and various positions at CIGNA Corporation (1973 – 1980).	37	None.

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Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years (and other relevant experience, attributes, and skills)(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years
Russell H. Jones 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	December 2007 - Present	Retired. Director, Hill-Stead Museum (non-profit) (2008 – Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 – March 2008); President, Hartford Area Business Economists (1986 - 1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 - 1973). Certified AARP Tax Counselor (2011).	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).
Sidney Koch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 76	Director	April 1994 – Present	Retired. Self-Employed Consultant (June 2000 – Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 – 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	37	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present). Formerly, Senior Manager, Arthur Andersen LLP (1995 –1999); Senior Manager, Coopers & Lybrand, LLP (1993 – 1995); Manager, Price Waterhouse (1988 – 1993); Second Vice President, Smith Barney (1985 – 1988); and Consultant, Arthur Andersen & Co. (1984 – 1985).	37	None.
Director who is an “Interested Person”
Shaun Mathews(3)(4) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 – Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (December 2006 - Present); and ING Investment Trust Co. (April 2009 – Present).

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(1)

The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes, and skills relevant to each Director’s qualifications to serve as a Director.

(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. The number of funds in the Fund Complex is as of January 31, 2012.

(3)

Mr. Mathews is also a director/trustee of the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies.

(4)	“Interested person” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Fund, ING or any of ING’s affiliates.

Officers

Information about the Company’s Officers are set forth in the table below:

Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	April 2002 – Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 – Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 – Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002 – Present	Executive Vice President, ING Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services, LLC (March 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003 – Present	Senior Vice President, ING Investments, LLC (October 2003 – Present).

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Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 – Present).
Gregory K. Wilson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 – Present	Senior Vice President, Fund Compliance, ING Funds Services, LLC (October 2009 – Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	March 2002 – Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 – Present) and ING Investments, LLC (August 1997 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 – Present	Vice President, ING Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2003 – Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 – Present); Director of Compliance, ING Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 – Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 – April 2010).
William Evans One Orange Way Windsor, CT 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 – Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).
Denise Lewis 7337 East Doubletree Ranch Rd., Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	April 2007 – Present	Vice President, ING Funds Services, LLC (3) (December 2006 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd., Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 – Present	Vice President, ING Investment Management Co. LLC and ING Funds (March 2010 – Present); Vice President, ING Funds Services, LLC (March 2006 – Present) and Managing Paralegal, Registration Statements (June 2003 – Present).
Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008 – Present	Assistant Vice President – Director of Tax, ING Funds Services, LLC (March 2008 – Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 – March 2008).

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Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003 – Present	Vice President and Senior Counsel, ING Investment Management Co. LLC and ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 – April 2008).
Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, ING Investment Management Co. LLC and ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 – April 2008).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003 – Present	Senior Vice President and Chief Counsel, ING Investment Management Co. LLC and ING Funds (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).
Kathleen Nichols 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008 – Present	Vice President and Counsel, ING Investment Management Co. LLC and ING Funds (March 2010 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 – March 2010) and Associate, Ropes & Gray LLP (September 2005 – February 2008).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

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Board Leadership Structure

Overall responsibility for oversight of the Company and the Fund rests with the Board. The Board has engaged the adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the adviser and other service providers in the operation of the Company in accordance with the provisions of the 1940 Act, the applicable provisions of Maryland law, other applicable laws and the Company’s charter and By-laws. The Board is currently composed of six (6) members, five (5) of whom are not “interested” persons of the Company (the “Independent Directors”), who have varied experiences, attributes, and skills. The Board currently conducts regular meetings four (4) times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls, as necessary, to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities. As discussed below, the Board has established five (5) committees to assist the Board in performing its oversight responsibilities.

Under the terms of the charter of the Contracts Committee, the Independent Director selected to serve as the Chairman of the Contracts Committee also serves as the chairperson of the Board (the “Independent Chairman”). The Independent Chairman serves as an advocate for the other Independent Directors in communications with management on a broad range of matters and as a liaison with service providers, officers, attorneys, and other Directors generally between meetings of the Board. The Independent Chairman may perform such other functions as may be provided by the Board from time-to-time, including participation in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The designation of an individual as the Independent Chairman does not impose on such Independent Director any duties, obligations, or liabilities greater than the duties, obligations, or liabilities imposed on such person as a member of the Board, generally.

The Board has adopted a policy (the “Investment Policy”) whereby each Independent Director is required to invest, directly or indirectly, at least $100,000 (at cost) in one or more mutual funds under the purview of the Board within a three-year time period after becoming an Independent Director. The Board believes that the Investment Policy further aligns the interests of the Independent Directors with those of shareholders and, therefore, enhances the ability of the Independent Directors to represent the interests of shareholders.

The Board believes that the current leadership structure of the Board is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Directors and the full Board in a manner reasonably designed to enhance effective oversight by the Board. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Company and the Fund.

The Company and the Fund are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are subsumed within the responsibilities of the adviser, the sub-advisers, and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs. Each of the adviser, the sub-advisers, and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources, and controls. Risk oversight forms part of the Board’s general oversight of the Company and the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company and the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the adviser, the sub-advisers, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, and internal auditors for the adviser and its affiliates, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board, with the assistance of its Contracts Committee, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer

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who oversees the testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory, and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers of the adviser, has approved and periodically reviews valuation policies applicable to valuing the Fund shares and has established a valuation committee of Directors. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees

As noted above, the Board has established a standing Contracts Committee, a standing Audit Committee, a standing Compliance Committee, a standing Nominating Committee, and a standing Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Company and the Fund. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Director. Each of the Committees other than the Valuation Committee is comprised solely of all the Independent Directors. The Valuation Committee is comprised of all the Directors.

Audit Committee. The Board has established an Audit Committee, whose function includes, among other things, meeting with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Audit Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Mr. Obermeyer currently serves as Chairperson and Mr. Koch currently serves as Vice Chairperson of the Audit Committee. The Audit Committee meets regularly four (4) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held four (4) meetings during the fiscal year ended October 31, 2011.

Contracts Committee. The Board has established a Contracts Committee whose function is to consider, evaluate, and make recommendations to the full Board concerning contractual arrangements with service providers to the Fund and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with the Fund or its shareholders. Annually, the Contracts Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the effectiveness of the Board in overseeing the number of funds under its purview. As part of the annual self-evaluation, the Contracts Committee reviews the mix of experience, attributes, and skills of the Directors. The Contracts Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Contracts Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Dr. DePrince currently serves as Chairperson and Mr. Obermeyer currently serves as Vice Chairperson of the Contracts Committee. The Contracts Committee meets regularly six (6) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held six (6) meetings during the fiscal year ended October 31, 2011.

Nominating Committee. The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Nominating Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. When considering potential nominees to fill vacancies on the Board, the Nominating Committee reviews the mix of experience, attributes, and skills of the Directors. The Nominating Committee is willing to consider nominations for vacancies received from shareholders in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for Director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later

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than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund) in writing to the Nominating Committee, c/o the Secretary of the Fund, ING Series Fund, Inc., 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Any such recommendation made by such shareholder must contain information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee holds meetings as necessary by telephone or in person to discuss specific matters that are within the scope of the Committee’s charter. The Nominating Committee held one (1) meeting during the fiscal year ended October 31, 2011.

Valuation Committee. The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of five (5) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act. The following Directors serve as members of the Valuation Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, Mr. Mathews, and Mr. Obermeyer. The Valuation Committee holds meetings as necessary by telephone or in person to discuss specific matters that are within the scope of the Committee’s charter. The Valuation Committee held no meetings during the fiscal year ended October 31, 2011.

Compliance Committee. The Board has established a Compliance Committee for the purposes of: (i) providing oversight with respect to compliance by the Fund and its service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the Fund; and (ii) to serve as a committee, and in such capacity to receive, retain, and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws. The Compliance Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Compliance Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Mr. Jones currently serves as Chairperson and Mr. Koch currently serves as Vice Chairperson of the Compliance Committee. The Compliance Committee meets regularly four (4) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four (4) meetings during the fiscal year ended October 31, 2011.

Directors’ Fund Equity Ownership Positions

Set forth in the table below is information regarding each Director’s ownership of equity securities of the Fund by each Director and the aggregate holdings of shares of equity securities of all funds of the ING Funds Complex for the calendar year ended December 31, 2011.

Name of Director	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Albert E. DePrince, Jr.	N/A	Over $100,000[1]
Martin J. Gavin	N/A	$50,001 - $100,000[1]
Russell H. Jones	N/A	Over $100,000[1]
Sidney Koch	N/A	Over $100,000
Joseph E. Obermeyer	N/A	Over $100,000[1]
Interested Director
Shaun P. Mathews	$10,001 -$50,000[1]	Over $100,000 Over $100,000[1]

1	Includes the value of shares in which the Director has an indirect interest through a deferred compensation plan and/or a 401k plan.

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Independent Director Ownership of Securities of the Adviser, Underwriter, and their Affiliates

Set forth in the table below is information regarding each Independent Director’s (and his or her immediate family members) share ownership in securities of the Fund’s adviser or principal underwriter, and the ownership of securities in any entity controlling, controlled by, or under common control with the adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2011.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
Albert E. DePrince, Jr.	N/A	N/A	N/A	$0	N/A
Martin J Gavin	N/A	N/A	N/A	$0	N/A
Russell H. Jones	N/A	N/A	N/A	$0	N/A
Sidney Koch	N/A	N/A	N/A	$0	N/A
Joseph Obermeyer	N/A	N/A	N/A	$0	N/A

Director Compensation

The Fund pays each Director who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $66,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee attended in person; (iv) $3,500 per attendance of any Committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $50,000 annual fee to the Chairperson of the Contracts Committee (who also serves as the Independent Chairman), $15,000 annual fee to the Chairpersons of the Audit and Compliance Committees, $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $25,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the adviser for which the Directors serve in common as Directors.

Compensation Table

The following table sets forth information provided by the Fund’s adviser regarding the compensation of Directors by the Fund for the fiscal year ending October 31, 2011 and compensation of Directors by other funds managed by the adviser and its affiliates for the fiscal year ended October 31, 2011. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Company or any other funds managed by the adviser or its affiliates. The Directors are not entitled to receive any pension or retirement benefits in connection with their service.

Name of Person Position	Aggregate Compensation from the Fund	Total Compensation From Registrant and Fund Complex Paid to Directors [1]
Albert E. DePrince, Jr., Director	$803	$240,000
Martin J. Gavin[2]	$261	$80,000
Russell H. Jones, Director	$685	$205,000
Sydney Koch, Director	$685	$205,000
Corine Norgaard, Director[3]	$382	$112,250
Joseph E. Obermeyer[4], Director	$731	$218,750
Interested Director
Shaun Mathews, Director	N/A	N/A

1	Represents compensation from 37 funds (total in complex as of the fiscal year ended October 31, 2011).
2	Mr. Gavin ceased service as a Director effective June 30, 2010 and recommenced service as Director effective July 1, 2011.
3	Dr. Norgaard ceased services as a Director effective May 4, 2011.
4	Includes amounts deferred pursuant to a deferred compensation plan. During the fiscal year ended October 31, 2011, Mr. Obermeyer deferred $21,875 of his compensation from the Fund Complex.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

“Control” is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the Company. A control person may be able to take action regarding the Fund without the consent or approval of shareholders. As of February 1, 2012, the Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of the Fund.

As of that date, to the knowledge of management, no person owned, beneficially or of record, more than 5% of the outstanding shares of any class of the Fund, except as set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned or record are also owned beneficially.

Name of Fund	Class and Type of Ownership	Name and Address	Percentage of Class	Percentage of Fund
Alternative Beta Fund	Class A	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	6.13%	0.76%
Alternative Beta Fund	Class A	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	9.70%	22.69%
Alternative Beta Fund	Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	15.62%	2.05%
Alternative Beta Fund	Class A	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	16.14%	1.04%
Alternative Beta Fund	Class A	ING National Trust One Orange Way Windsor, CT 06095	25.31%	1.63%
Alternative Beta Fund	Class B	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	8.87%	0.76%
Alternative Beta Fund	Class B	Charles Schwab & CO INC Special Custody ACCT FBO Customers ATTN Mutual Funds 101 Montgomery Street San Francisco, CA 94104-415	13.35%	0.04%
Alternative Beta Fund	Class B	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	23.99%	22.69%
Alternative Beta Fund	Class B	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 510 Marquette AVE S Minneapolis, MN 55402-1110	24.38%	0.26%
Alternative Beta Fund	Class B	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	27.46%	2.05%
Alternative Beta Fund	Class C	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	6.15%	0.76%
Alternative Beta Fund	Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	9.05%	0.32%

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Name of Fund	Class and Type of Ownership	Name and Address	Percentage of Class	Percentage of Fund
Alternative Beta Fund	Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	10.00%	2.05%
Alternative Beta Fund	Class C	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	51.84%	22.69%
Alternative Beta Fund	Class I	ING Global Target Payment Fund ATTN Dorothy Roman 7337 E Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	6.15%	5.53%
Alternative Beta Fund	Class I	ING Strategic Allocation Conservative Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	6.52%	5.86%
Alternative Beta Fund	Class I	ING Strategic Allocation Moderate Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	13.61%	12.23%
Alternative Beta Fund	Class I	ING Strategic Allocation Growth Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	15.79%	14.20%
Alternative Beta Fund	Class I	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake DR East 3rd Floor Jacksonville, FL 32246-6484	23.13%	22.69%
Alternative Beta Fund	Class I	ING Capital Allocation Fund ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	32.17%	28.93%
Alternative Beta Fund	Class W	LPL Financial Omnibus Customer Account Attn: Eric Silvester 9785 Towne Centre Drive San Diego, CA 92121-1968	16.85%	0.33%
Alternative Beta Fund	Class W	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	68.55%	2.05%

CODE OF ETHICS

The Fund, the adviser, the sub-adviser, and the Distributor have adopted a code of ethics (“Code of Ethics”) or written supervisory procedures) governing personal trading activities of all Directors, Officers of the Fund, and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or the Fund’s shares. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions. However, such persons are generally required to pre-clear all security transactions with the Fund’s Compliance Department and to report all transactions on a regular basis. The sub-adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

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PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund’s portfolio securities. The proxy voting procedures delegate to the adviser the authority to vote proxies relating to portfolio securities and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of the adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through ING’s website (www.INGInvestment.com) or by accessing the SEC’s EDGAR database (www.sec.gov).

ADVISER

The investment adviser for the Fund is ING Investments, LLC (“Adviser” or “ING Investments”) which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof) as well as structured finance vehicles. The Adviser, subject to the authority of the Board, has the overall responsibility for the management of the Fund’s portfolio subject to delegation of certain responsibilities to other investment advisers ING Investment Management Advisors B.V. (“Sub-Adviser” or “IIMA”) serves as the Sub-Adviser to the Fund.

The Adviser and Sub-Adviser are each indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. The principal executive offices of ING Groep are located at Amstelveensesweg 500, 1081 Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned initial public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the Adviser. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

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The Adviser serves pursuant to an investment management agreement (“Investment Advisory Agreement”) between the Adviser and the Company, on behalf of the Fund. The Investment Advisory Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (“Sub-Advisory Agreement”), the Adviser has delegated certain management responsibilities to the Sub-Adviser for the Fund. The Adviser oversees the investment management of the Sub-Adviser for the Fund.

The Investment Advisory Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund’s assets and the purchase or sale of its portfolio securities. The Adviser also provides investment research and analysis. The Investment Advisory Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

After an initial term of two (2) years, the Investment Advisory Agreement and Sub-Advisory Agreement continue in effect from year to year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class provided that in either event, the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser or Sub-Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement may be terminated without penalty with not less than 60 days’ notice by the Board or by a vote of the holders of a majority of the Fund’s outstanding shares voting as a single class or upon not less than 60 days’ notice by the Adviser. The Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

For information regarding the basis of the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Fund’s unaudited semi-annual shareholder report dated April 30, 2011 and the unaudited semi-annual shareholder report to be dated April 30, 2012.

Advisory Fees

The Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser. For its services, the Fund pays the Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets during the month:

Fund	Advisory Fee
ING Alternative Beta	0.750% on all assets

Total Advisory Fees Paid

The following table sets forth the total amounts the Fund paid to the Adviser for the fiscal years ended October 31, 2011, 2010, and 2009.

Fund	October 31,
	2011	2010	2009
Alternative Beta	$583,012	$337,356	$83,587[1]

1 Reflects the period from December 15, 2008 through October 31, 2009.

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Advisory Fees Waived or Recouped

The Adviser has entered into an expense limitation agreement with the Fund (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, acquired fund fees and expenses, and other expenses not incurred in the normal course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of the Adviser) do not exceed the following expense limitations:

Fund	Class A	Class B	Class C	Class I	Class W
ING Alternative Beta	1.40%	2.15%	2.15%	1.15%	1.15%

The Fund may, at a later date, reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement.

The Expense Limitation Agreement provides that the expense limitations shall continue until March 1, 2013. The expense limitations are contractual and will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the Expense Limitation Agreement to the lead Independent Director of the Company within ninety (90) days prior to the end of the then-current term or upon termination of the Investment Advisory Agreement. The Expense Limitation Agreement may also be terminated by the Company, without payment of any penalty, upon ninety (90) days’ prior written notice to the Adviser at its principal place of business.

SUB-ADVISER

The Investment Advisory Agreement for the Fund provides that the Adviser, with the approval of the Board, may select and employ an investment adviser to serve as sub-adviser for the Fund, shall monitor the Sub-Adviser’s investment programs and results, and shall coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Directors and Officers of the Company who are employees of the Adviser or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Pursuant to a Sub-Advisory Agreement dated October 22, 2008 between the Adviser and the Sub-Adviser, IIMA serves as Sub-Adviser to the Fund. In its capacity, the Sub-Adviser, subject to the supervision and control of the Adviser and the Board, on behalf of the Fund, manages the Fund’s portfolio investments consistently with the Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. The Sub-Adviser’s principal address is Schenkkade 65, 2595 AS The Hague, The Netherlands. The Sub-Adviser is an affiliate of the Adviser and an indirect, wholly-owned subsidiary of ING Groep.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Fund including, without limitation, advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, shareholder servicing agents, and custodians; the expense of obtaining quotations for calculating the Fund’s NAV; taxes, if any, and the preparation of the Fund’s tax returns; and any other expenses (including clerical expenses) of issue, sale, repurchase, or

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redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of disposition or offering any of the portfolio securities held by the Fund; expenses of printing and distributing annual and semi-annual shareholder reports, notices and proxy materials to existing shareholders; expenses of printing and filing annual and semi-annual shareholder reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of the Adviser or Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreement may be terminated without payment of any penalties by the Adviser; the Board, on behalf of the Fund; or the shareholders of the Fund upon sixty (60) days’ prior written notice. Otherwise, after an initial term of two (2) years, the Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Fund, who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

Manager-of-Managers Structure

On May 24, 2002, the SEC issued an Exemptive Order permitting the Adviser to enter into new investment sub-advisory agreements with a non-affiliated sub-adviser or to materially amend an existing sub-advisory agreement, subject to the approval by the Board (including a majority of Independent Directors), but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Directors (including a majority of Independent Directors) must approve any new or amended sub-advisory agreements with a sub-adviser on behalf of the Fund. In accordance with the Exemptive Order received from the SEC, an information statement describing any change in sub-adviser will be provided to shareholders within ninety (90) days of the change. The Adviser remains responsible for providing for the general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets and, subject to the review and approval of the Board will, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies, and restrictions.

The Adviser may rely on this Exemptive Order only if, among other things, the Fund’s shareholders have approved this arrangement. The sole shareholders of the Fund approved this arrangement on October 23, 2008.

Sub-Advisory Fees

As compensation to the Sub-Adviser for its services, the Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets managed during the month:

Fund	Annual Sub-Advisory Fee
Alternative Beta	0.300% on all assets

Total Sub-Advisory Fees Paid

For the fiscal years ended October 31, 2011, 2010, and 2009 the Adviser paid the Sub-Adviser the following sub-advisory fees:

Fund	October 31,
	2011	2010	2009
ING Alternative Beta	$233,205	$134,943	$33,508[1]

1	Reflects the period from December 15, 2008 through October 31, 2009.

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PORTFOLIO MANAGERS

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2011:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bas Peeters	5	$1,380,000,000	21	$7,200,000,000	0	$0
Frank van Etten	2	$320,600,000	0	$0	0	$0
Willem van Dommelen	5	$1,380,000,000	130	$13,000,000,000	0	$0
Paul Verloop	5	$1,380,000,000	21	$7,200,000,000	0	$0

Potential Material Conflicts of Interest

The Sub-Adviser’s investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts including proprietary accounts, separate accounts, and other pooled investment vehicles. An investment team may manage a portfolio or separate account that may have materially higher fee arrangements than the Fund and may also have a performance based fee. The management of multiple funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. The Sub-Adviser has adopted compliance procedures which are reasonably designed to address these types of conflicts.

Compensation

Within ING Investment Management Europe (“ING IM Europe”), including IIMA, the portfolio managers’ compensation typically consists of a base salary and a bonus. Portfolio managers are evaluated on their one-year and three-year performance annually. The bonus scheme for our investment professionals in place, which is largely quantitative based and linked to the individual and team performances, is mainly targeted at consistency and stability in excess return. If a manager has good performance, the variable pay (partly in stock) will be spread over the next two or three years. There will be a consistency premium paid, if managers can continuously produce good results. If the performance deteriorates in subsequent years, a portion of the bonus will be subject to a claw back clause. In so doing, we aim to achieve a longer-term orientation of our investment managers and better align the program with the interests of our customers. In addition, the portfolio managers may be offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep. The overall design of the ING IM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one-year period. The results for overall ING IM Europe scorecards are calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall ING IM Europe performance, 60% attributable to the funds/clients performance (objective) and 20% attributable to their contribution to the team’s results (subjective).

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The portfolio managers have a quantitative target component of their bonus that is linked to the performance the Fund. This target is partially linked to the return of the Fund against the HFRX Global Hedge Fund Index, and is partially linked to the replication quality as measured by the total expense ratio with the HFRI Fund Weighted Composite Index.

The portfolio managers also participate in ING’s Pension and Retirement plans, which are available to almost all salaried employees in the firm.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the Portfolio Managers as of October 31, 2011 including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned

Bas Peeters	None
Frank van Etten	None
Willem van Dommelen	None
Paul Verloop	None

In addition to the investments shown in the table above, certain portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain ING funds, chosen by the portfolio manager as part of their participation in ING’s deferred compensation plan and other targeted compensation programs. This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his or her compensation.

The information below shows how much a portfolio manager has allocated to an investment option that tracks the performance of the Fund they manage. The portfolio manager may have allocated a portion of their deferral to another investment option which tracks the performance of a fund that they do not manage. Only the amount that a portfolio manager has allocated to an investment option that tracks the performance of the Fund that they manage is shown below as of October 31, 2011:

Portfolio Manager	Dollar Range of Fund Shares Owned under Deferred Compensation

Frank van Etten	$10,001 - $50,000

PRINCIPAL UNDERWRITER

Shares of the Fund are offered on a continuous basis. The Fund’s principal underwriter is ING Investments Distributor, LLC, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. ING Investments Distributor, LLC is a Delaware corporation and is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of ING Investments. As principal underwriter for the Fund, ING Investments Distributor, LLC has agreed to use its best efforts to distribute the shares of the Fund thereof.

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RULE 12B-1 PLANS

The Company has a distribution plan or shareholder service plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by the Fund (“Rule 12b-1 Plans”). Fund shares are distributed by ING Investments Distributor LLC (“Distributor”).

The Fund intends to operate the Rule 12b-1 Plans in accordance with their terms and the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in amounts in connection with the offering, sale, and shareholder services of the Class A, Class B and Class C shares as a percentage o the Fund’s average daily net assets set forth in the following table. The Fund does not have a 12b-1 Plan with respect to Class I shares of the Fund.

	Fees Based on Average Daily Net Assets
Fund	Class A	Class B	Class C
Alternative Beta	0.25%	1.00%	1.00%

These fees may be used to cover the expenses of the Distributor primarily intended to result in the sales of Class A, Class B and Class C shares of the Fund including payments to securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares including: (i) promotional activities; (ii) preparation and distribution of advertising materials and sales literature; (iii) expenses of organizing and conducting sales seminars; (iv) personnel costs and overhead of the Distributor; (v) the costs of printing and distributing to prospective investors prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders;; (vi) payments to dealers and other persons that provide shareholder services and/or administrative services for the Fund; (vii) overhead and other distribution related expenses; and (iv) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Rule 12b-1 Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

Under the Rule 12b-1 Plans, ongoing payments will generally be made on a quarterly basis to authorized dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that authorized dealer as nominee or held in a shareholder account that designates that authorized dealer as the dealer of record. Rights to these payments begin to accrue in the 13th month following a purchase of Class A, Class B, or Class C shares. The Distributor may, in its discretion, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class A, Class B, or Class C shares. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payment for expenses incurred after the date the Rule 12b-1 Plan terminates.

The Rule 12b-1 Plans continue from year to year from their inception dates, provided such continuance is approved annually by a vote of the Board, including a majority of Independent Directors. The Rule 12b-1 Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Rule 12b-1 Plans must be approved by the Board in the manner described above for annual renewals. The Rule 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days’ written notice to any other party to the Rule 12b-1 Plans. All persons who are under common control of the Fund could be deemed to have a financial interest in the Rule 12b-1 Plans. No other interested person of the Fund has a financial interest in the Rule 12b-1 Plans.

In approving the Rule 12b-1 Plans, the Board considered all the features of the distribution system, including: (i) the advantages to the shareholders of economies of scale resulting from growth in the Fund’s assets and potential continued growth; (ii) the services provided to the Fund and its shareholders by the Distributor; and (iii) the Distributor’s shareholder distribution-related expenses and costs.

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Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to the Fund without approval by a majority of the Fund’s outstanding shares, and all material amendments to a Rule 12b-1 Plan or any distribution or service agreement shall be approved by the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report, in writing, to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Rule 12b-1 Plan should be continued. The terms and provisions of the Rule 12b-1 Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

The Adviser, the Sub-Adviser, or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

Total Distribution Expenses

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Fund paid to the Distributor for the fiscal year ended October 31, 2011 were as follows:

Distribution Expenses	Class A	Class B	Class C	Class I	Class W
Advertising	$102	$1	$26	$101	$23
Printing	$1,937	$13	$498	$1,924	$433
Salaries & Commissions	$35,507	$195	$8,465	$54,089	$5,462
Broker Servicing	$18,185	$341	$13,827	$3,012	$1,648
Miscellaneous	$29,477	$92	$15,137	$570	$998
Total	$85,208	$642	$37,953	$59,696	$8,564

EXPENSES

The Fund’s assets may decrease or increase within the Fund’s fiscal year and the Fund’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency, and custodian out-of-pocket fees; proxy solicitation costs; and the compensation of Directors who are not affiliated with the Adviser. Certain expenses of the Fund are generally allocated to the Fund, and each class of the Fund, in proportion to its pro rata average net assets; provided that expenses that are specific to a class of the Fund may be charged directly to that class in accordance with the Company’s Amended and Restated Multiple Class Plan pursuant to Rule 18f.3. The Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class. Certain operating expenses shared by several funds are generally allocated amongst those funds based on average net assets.

ADMINISTRATOR

ING Funds Services, LLC (“Administrator”) serves as administrator for the Fund pursuant to an administration agreement with the Company (“Administration Agreement”). The Administrator is an affiliate of the Adviser. The Administrator’s primary address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona

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85258. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund’s business except for those services performed by the Adviser under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Company under the Administration Agreement including, without limitation, the expenses of software licensing and similar products used in the preparation of registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with the governmental agencies. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring that the Fund is in compliance with requirements under applicable law and with the investment policies and restrictions of the Fund.

The Administration Agreement may be cancelled by the Board, without payment of any penalty, by a majority of the Directors upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days’ written notice to the Company.

Administrative Services Fees

The Administrator receives an annual administrative services fee of 0.10% of the Fund’s average daily net assets.

Total Administrative Services Fees Paid

For the fiscal years ended October 31, 2011, 2010, and the Fund paid the Administrator the following total administrative services fees:

Fund	October 31,
	2011	2010	2009
ING Alternative Beta	$77,734	$44,980	$11,145[1]

1	Reflects the period from December 15, 2008 through October 31, 2009.

OTHER SERVICE PROVIDERS

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York, 10286, serves as custodian of the Fund. The custodian does not participate in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. However, the Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside of the United States, The Bank of New York Mellon has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

Legal Counsel

Legal matters for the Company are passed upon by Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109.

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Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP provides audit services, tax return preparation and assistance, and consultation in connection with the review of SEC filings. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) (“Transfer Agent”), 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the transfer agent and dividend-paying agent to the Fund.

PORTFOLIO TRANSACTIONS

The Adviser or Sub-Adviser for the Fund places orders for the purchase and sale of investment securities for the Fund pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement. Subject to policies and procedures approved by the Fund’s Board, the Adviser or Sub-Adviser has discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where the Sub-Adviser resigns or the Adviser otherwise assumes day-to-day management of the Fund pursuant to its Investment Advisory Agreement with the Fund, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when, in the Adviser’s or Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Selects Broker-Dealers

The Adviser or Sub-Adviser has a duty to seek to obtain best execution of the Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Adviser or Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or

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take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed, and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Fund’s orders, the Adviser or Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund. These credits are used to pay certain expenses of the Fund. These commission recapture payments benefit the Fund and not the Adviser or Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for the Fund, the Adviser or Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or Sub-Adviser from its own funds, and not by portfolio commissions paid by the Fund.

Benefits to the Adviser or Sub-Adviser - Research products and services provided to the Adviser or Sub-Adviser by broker-dealers that effect securities transactions for the Fund may be used by the Adviser or Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or Sub-Adviser in connection with the Fund. Some of these products and services are also available to the Adviser or Sub-Adviser for cash and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees payable to the Adviser or the sub-advisory fees payable to the Sub-

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Sub- Adviser for services provided to the Fund. The Adviser’s or Sub-Adviser’s expenses would likely increase if the Adviser or Sub-Adviser had to generate these research products and services through its own efforts or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the SEC and FINRA. Under these rules, the Adviser or Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of the Fund when selecting a broker-dealer for Fund portfolio transactions and neither the Fund, nor the Adviser or Sub-Adviser, may enter into an agreement under which the Fund directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Fund shares. The Fund has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information About Trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in the Sub-Adviser, investment personnel, reorganizations, or mergers of the Fund may result in the sale of a significant portion or even all of the Fund’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the Fund. The Fund, the Adviser, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, a reorganization, or other changes.

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Allocation of Trades

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Fund and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures. The Sub-Adviser may use different methods of allocating the results aggregated trades. The Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which the Fund participated are subject to periodic review by the Board. To the extent the Fund seeks to acquire (or dispose of) the same security at the same time, the Fund may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. However, over time, the Fund’s ability to participate in aggregate trades is expected to provide better execution for the Fund.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

For the fiscal years ended October 31, 2011, 2010, and 2009, the brokerage commission fees were paid as follows:

Fund	October 31,
	2011	2010	2009
Alternative Beta	$12,618[1]	$18,294[2]	$11,260[3]

1	The decrease in the brokerage commission paid by the Fund was due to a decrease in the trading activity of the Fund.
2	The increase in brokerage commission paid by the Fund is due to an increase in the trading activity of the Fund.
3	Reflects the period from December 15, 2008 through October 31, 2009.

For the fiscal years ended October 31, 2011, 2010, and 2009, the following brokerage commissions were paid to firms that also provided research, statistical, or other services fees to the Adviser:

Fund	October 31,
	2011	2010	2009
ING Alternative Beta	$0	$0	$0[1]

1	Reflects the period from December 15, 2008 through October 31, 2009.

For the fiscal years ended October 31, 2011, 2010, and 2009, the Fund did not use affiliated brokers to execute portfolio transactions.

During the fiscal year ended October 31, 2011, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or its parents.

PURCHASE AND REDEMPTION OF SHARES

Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

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Purchases

A complete description of the manner in which shares may be purchased, redeemed, or exchanged appears in the Class A, Class B, Class C, Class I, and Class W shares’ Prospectus in the sections entitled “How to Buy Shares,” “How to Sell Shares,” and “How to Exchange Shares,” respectively.

Effective January 4, 2010, Class B shares of the Fund were closed to new investment, provided that (i) Class B shares of the Fund may be purchased through the reinvestment of dividends issued by the Fund; and (ii) subject to the terms and conditions of relevant exchange privileges and as permitted under its Prospectuses, Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Funds Complex.

Class I and Class W shares of the Fund are purchased and redeemed at the applicable NAV next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Fund are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined, less any applicable contingent deferred sales charge (“CDSC”) after a redemption request is received, as described in the Prospectus. Class A shares of the Fund are purchased at the applicable NAV next determined after a purchase order is received, less any applicable front-end sales charge and redeemed at the applicable NAV next determined, adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

The Adviser, Sub-Adviser, and Distributor each reserves the right, at any time, to modify or eliminate these restrictions, including on a case-by-case basis. Proof of eligibility may be required. Institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser and employees of the Adviser and Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Fund may reopen in the future subject to the discretion of the Board of Directors.

Except as provided below, payment for shares redeemed will be made within seven (7) days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the Transfer Agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which: (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists, as determined by the SEC, as a result of which: (a) disposal by the Fund of securities owned by it is not reasonably practicable; or (b) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (iii) the SEC by order so permits for the protection of shareholders of the Fund.

Certain brokers or other designated intermediaries, such as third-party administrators or plan trustees, may accept purchase and redemption orders on behalf of the Fund. The Transfer Agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next determined after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

Redemptions

The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of

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$250,000 or 1% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the affects on non-redeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

SALES CHARGES

Front-end Sales Charge

Special Purchases at Net Asset Value – Class A Shares

Front-end sales charges will not apply if you are buying Class A shares with proceeds from redemptions from any ING-advised fund if you:

—	originally paid a front-end sales charge on the shares; and
—	reinvest the money within ninety (90) days of the redemption date.

The Fund’s front-end sales charges will also not apply to Class A shares purchased by:

—

employees of ING Groep and its affiliates (including retired employees and members of employees’ and retired employees’ immediate families and board members and their immediate families), FINRA registered representatives of the Distributor or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families);

—

investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either: (i) directly in any fund or through an unregistered separate account sponsored by ING Life Insurance and Annuity Company (“ILIAC”) or any successor thereto or affiliate thereof; or (ii) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death, or disability;

—	certain trust companies and bank trust departments investing on behalf of their clients;

—	certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more;

—

current employees of broker-dealers and financial institutions that have entered into a selling agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer;

—	registered investment companies;

—	insurance companies (including separate accounts);

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—	shareholders of the Adviser Class at the time such shares were re-designated as Class A shares; or

—	certain executive deferred compensation plans.

Letter of Intent – Class A Shares

You may qualify for a reduced sales charge when you buy Class A shares as described in the Prospectuses. At any time you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one fund and will be effective only after notification to the Distributor that the investment qualifies for a discount. Your holdings in the funds acquired within ninety (90) days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the Transfer Agent in escrow until you fulfill the Letter of Intent. If, at the end of the thirteen-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to you.

If the Letter of Intent is not completed within the thirteen-month period, there will be an upward adjustment of the sales charge depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount – Class A Shares

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of a fund already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts, invested in Class A shares of the Fund. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Fund to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made, the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

Contingent Deferred Sales Charges

Certain Class A shares, all Class B shares, and all Class C shares are subject to a CDSC, as described in the Prospectuses. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

—	redemptions of shares purchased through reinvestment of dividends or capital gains distributions; and
—	shares purchased more than one year (in the case of Class A and Class C shares), or six (6) years (in the case of Class B shares) prior to the redemption.

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CDSC Waivers

The CDSC will be waived for:

—	exchanges to other funds of the same class;
—	redemptions following the death or disability of the shareholder or beneficial owner;
—	redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70 1/2;
—	tax-free returns of excess contributions from employee benefit plans;
—	distributions from employee benefit plans, including those due to plan termination or plan transfer; and
—	redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Privileges), provided that such redemptions:
o	are limited annually to no more than 12% of the original account value;
o	are made in equal monthly amounts, not to exceed 1% per month; and
o	the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

Reinstatement Privilege – Class C Shares

If you sell Class C shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within ninety (90) days without a sales charge. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within ninety (90) days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

Conversion of Class B Shares

A shareholder’s Class B shares will automatically convert to Class A shares of the Fund on the second calendar day of the following month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service (“IRS”) ruling, if the Adviser deems it advisable to obtain such advice, to the effect that: (i) such conversion will not constitute taxable events for federal tax purposes; and (ii) the payment of different dividends on Class A and Class B shares does not result in the Fund’s dividends or distributions constituting “preferential dividends” under the Code. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative NAVs per share of the two Classes.

Dealer Commissions and Other Incentives

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, your securities dealer may receive up to the entire amount of the front-end sales charge. Securities dealers that sell Class A shares may be entitled to receive the following commissions:

Dealer’s Reallowance as a Percentage of Offering Price
Amount of Transaction	Class A
$0 to $49,999	4.75%
$50,000 to $99,999	4.00%
$100,000 to $249,999	3.00%
$250,000 to 499,000	2.25%
$500,000 to $999,999	2.00%
$1,000,000 and over	See below

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Securities dealers that sell Class A shares of the Fund may be entitled to receive a commission at the rate of 1.00% on purchases of $1 million or more of Class A shares that are subject to a CDSC.

For sales of Class B shares, your securities dealer is paid an up-front commission equal to 4.00% of the amount sold. Beginning in the thirteenth month after the sale is made, the Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares on a monthly basis.

The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

In addition, the Adviser may make payments of up to 0.05% of the Fund’s average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company’s selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program provided such accounts are networked accounts.

The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services which make the Fund available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Fund. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets. The value of a shareholder’s investment will be unaffected by these payments.

The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or “focus firms.” The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; ING Financial Advisers, LLC; ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; PrimeVest Financial Services, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Sharebuilder Securities Corporation; Stifel Nicolas & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, LLC; and Wells Fargo Advisors, LLC.

SHAREHOLDER INFORMATION

The Fund’s Transfer Agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual shareholder reports will also be sent to shareholders. The Transfer Agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

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Consolidated statements reflecting current values, share balances, and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse’s individual account and your spouse’s IRA may be shown on one consolidated statement.

SHARE HOLDER SERVICES AND PRIVILEGES

Shareholder Accounts and Services Systematic Investment

The Systematic Investment feature, using the Electronic Funds Transfer (“EFT”) capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectus. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by PNC of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Systematic Withdrawal Plan

The Fund has established a Systematic Withdrawal Plan (“Plan”) to allow you to elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class I and Class W shares) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class I shares). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual, or annual payments. You may change the amount, frequency, and payee, or terminate the plan by giving written notice to the Transfer Agent. The Plan may be modified at any time by the Fund or terminated upon written notice by the Fund.

A CDSC may be applied to withdrawals made under this plan. As shares of the Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes. Please consult your tax adviser.

Dividend Investing. You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

Systematic Exchange. You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the day of your choosing each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross Investing. Cross investing may only be made in a fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are

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Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”), and New York Stock Exchange. Medallion Signature Program (“NYSE MSP”). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by a notary public. The Company reserves the right to amend, waive, or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of the Fund’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the exchange) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in sixty (60) days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter, assuming a constant accretion of a discount or amortization of a premium to maturity regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. (See the section entitled “How Shares are Priced” in the Fund’s Prospectuses.) The long-term debt obligations held in the Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable, are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or, if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the

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determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes, but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the affect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE as supplied by the Fund’s custodian bank or other broker-dealers or banks approved by the Fund on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares) and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Fund, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes as they reflect daily expense accruals of the higher service fees. However, it is expected that the per share NAV of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

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Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to federal, state, local, and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Code, U.S. Treasury regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

The Fund intends to qualify each year as a RIC under the provisions of Subchapter M of the Code. To qualify for and be taxed as a RIC, the Fund must, among other things: (i) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts, and forward contracts) derived with respect to the Fund’s business of investing in stock, securities, or currencies; and (b) net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year or within thirty (30) days thereafter (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (A) the securities (other than US. government securities or securities of other RICs) of any one issuer; (B) the securities (other than the securities of other RICs), of any two or more issuers that the Fund controls and that are determined to be engaged in the same businesses; or (C) the securities of one or more qualified publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund’s principal business of investing in stocks or securities (or options and futures with respect to stocks or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

As a RIC, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributed to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would (unless certain cure provisions apply) be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction, or for taxable years beginning before January 1, 2013, as qualified dividends for individual shareholders) which are discussed below. If the Fund fails to qualify as a RIC in any year, it would not be required to make distributions to its shareholders and it would have to pay out its earnings and profits accumulated in that year in order to qualify against as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

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Distributions

Dividends of investment company taxable income (including net short-term capital gains) are generally taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporation dividends-received deduction to the extent that such distributions are attributable to the Fund’s dividend income from U.S. corporations and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% for net long-term capital gains and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower rates. The Fund anticipates that all or substantially all of its dividends will be taxed as ordinary income that would not be qualifying dividends eligible for the lower tax rate currently applicable for qualified dividend income payable to non-corporate shareholders. The lower rates on long-term capital gains and qualifying dividends are currently scheduled to apply through 2012. In the absence of additional Congressional action, for calendar years after 2012, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

For taxable years beginning after December 31, 2013, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the NAV of Fund shares. Should a distribution reduce the NAV below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

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Original Issue Discount and Market Discount

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or revised issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the strategies and investments described above, shareholders should be aware that other investments made by the Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If non-cash income is recognized by the Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. The Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Foreign shareholders should consult their tax advisers as to if and how the U.S. federal income tax and its withholding requirements apply to them.

Capital Loss Carryforwards

Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years. Capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows as of October 31, 2011:

Fund	Amount	Expiration Date
ING Alternative Beta	$(1,116,942)	2019

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Foreign Income Taxes

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal

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income tax. However, if more than 50% in value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by the Fund and you chose to use the foreign tax credit, you would be able to include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund provided certain requirements are satisfied. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

Passive Foreign Investment Company

If the Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary financial data from the PFIC.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the trust or estate for such taxable year.

Issues Related to Hedging, Derivatives and Option Investments

The Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund’s income and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Other Taxes

Distributions also may be subject to state, local and foreign taxes.

This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax adviser for details with respect to the particular tax consequences to them of an investment in the Fund.

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DISTRIBUTOR

Shares of the Fund are distributed by the Distributor pursuant to an underwriting agreement between the Company on behalf of the Fund and the Distributor (“Underwriting Agreement”). The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the direction of the Distributor, all sales charges may at times be re-allowed to an authorized dealer (“Authorized Dealer”). If 90% or more of the sales commission is re-allowed such Authorized dealer may be deemed to be an “Underwriter” as that term is defined under the 1933 Act. The Underwriting Agreement will remain in effect for two (2) years from its inception date and from year-to-year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectuses for information on how to purchase and sell shares of the Fund and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions re-allowed to selling dealers are not an expense of the Fund and have no affect on the NAV of the Fund. The Distributor’s address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is a Delaware corporation and is an affiliate of the Adviser and an indirect wholly-owned subsidiary of ING Groep.

For the fiscal years ended October 31, 2011, 2010, and 2009, the Distributor received the following amounts in sales charges in connection with the sale of shares:

ING Alternative Beta Fund	Class A Sales Charges Before Dealer Re-Allowance	Class A Sales Charges After Dealer Re-Allowance	Class C Deferred Sales Charges
2011	$2,045	N/A	$554
2010	$17,154	N/A	$849
2009[1]	$6,157	N/A	$80

1	Reflects the period from December 15, 2008 through October 31, 2009.

The following table shows all commissions and other compensation received by each principal underwriter who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly during the Fund’s most recent fiscal year.

Fund	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
ING Alternative Beta	ING Investments Distributor	$2,045	$1,134	$7	$0

For the fiscal years ended October 31, 2011, 2010, and 2009, underwriting fees were paid to the Distributor as follows:

Fund	Total Underwriting Fees
	2011	2010	2009
ING Alternative Beta	$41,026	$58,684	$26,037[1]

1	Reflects the period from December 15, 2008 through October 31, 2009.

CALCULATION OF PERFORMANCE DATA

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund’s shares and assume that any

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income dividends and/or distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five-, and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund’s operations, or on a year-by-year basis).

Average Annual Total Return Quotation

The Fund may, from time to time, include “total return” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five (5), and ten (10) years (up to the life of the Fund) calculated pursuant to the following formula which is prescribed by the SEC:

P (1 + T)[n] = ERV

Where:	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return,

	n	=	the number of years, and

	ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends and/or distributions are reinvested when paid.

Average Annual Total Return (After Taxes on Distributions) Quotation

The Fund may, from time to time, include “total return after taxes on distributions” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five (5), and ten (10) years (up to the life of the Fund) calculated pursuant to the following formula which is prescribed by the SEC:

P (1 + T)[n] = ATVD

Where:	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return (after taxes on distributions),

	n	=	the number of years, and

	ATVD	=

ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion) after taxes on Fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends and/or distributions are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

The Fund may, from time to time, include “total return after taxes on distributions and redemption” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five (5), and ten (10) years (up to the life of the Fund) calculated pursuant to the following formula which is prescribed by the SEC:

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P (1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return (after taxes on distributions),

	n	=	the number of years, and

	ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion) after taxes on Fund distributions and redemption.

All total return figures assume that all dividends and/or distributions are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

Dividend Yield

The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectuses. The current distribution rate for the Fund is the annualization of the Fund’s distribution per share divided by the maximum offering price per share of the Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against the Fund’s income and will assume the payment of the maximum sales load including any applicable contingent deferred sales charge.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the affect of the maximum sales charge but may also show total return without giving affect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons

In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, Class C, Class I, and Class W shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized such as Business Week, Forbes, Fortune, Institutional Investor, Money, and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indices, the Fund’s performance will be stated in the same terms in which such comparative data and indices are stated which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges which, if reflected, would reduce performance results.

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The average annual total returns, including sales charges, for each class of shares of the Fund for the one-, five-, and ten-year periods ended October 31, 2011 and for classes that have not been in operation for ten (10) years, the average annual total return for the period from commencement of operations to the latest fiscal year end, is as follows:

Total Return Quotations as of October 31, 2011:

Fund	1 Year	5 Years	10 Years	Since Inception	Inception Date
ING Alternative Beta
Class A %	(8.41)	N/A	N/A	1.01
Class A (after taxes on distributions)%	(8.95)	N/A	N/A	0.77	12/15/2008
Class A (after taxes on distributions and sale of Fund shares)%	(4.96)	N/A	N/A	0.83
Class B (assuming payment of CDSC)%	(8.20)	N/A	N/A	1.33	12/15/2008
Class C (assuming payment of CDSC)%	(4.46)	N/A	N/A	2.33	12/15/2008
Class I %	(2.36)	N/A	N/A	3.42	12/15/2008
Class W %	(2.55)	N/A	N/A	3.35	12/15/2008

FINANCIAL STATEMENTS

The Financial Statements and the independent registered public accounting firm’s report thereon, appearing in the Fund’s annual shareholder report for the period ended October 31, 2011 are incorporated by reference in this SAI. The Fund’s annual and unaudited semi-annual shareholder reports may be obtained without charge by contacting ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258, (800) 992-0180.

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APPENDIX A – PROXY VOTING PROCEDURES AND GUIDELINES

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ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 29, 2003

Revision Date: December 15, 2011

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the “Adviser”) the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or

[1]	Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.
[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser’s proxy voting procedures (the “Adviser Procedures”).

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

III.	APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 3. The Board hereby approves such procedures.

Any material changes to the Adviser Procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

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Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes. In the event the recommendations of the Proxy Group, and where applicable, any Investment Professional participating in the voting process, differ, the Investment Professional’s recommendation shall supersede that of the Proxy Group, solely with respect to the particular Fund(s) under the investment scope of the Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process described under Section IV.B.3. below.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

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The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), as described in Section IV.B. above and Section V. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as Exhibit 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy Within Guidelines, either as directed by the Guidelines or in accordance with the recommendation of the Agent, as applicable, except that it shall also be permissible for Counsel to direct the Proxy Group to take no action on the matter, either abstaining on a specific proposal or not voting the entire proxy. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist, except that, upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

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If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group or where applicable, the Investment Professional.

V.	CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent’s recommendation on a matter, no action shall be taken on such matter (i.e., a “Non-Vote”). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report when so required, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote Within Guidelines or to take no action on the matter, so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest.

VI.	REPORTING AND RECORD RETENTION

A.	Reporting by the Funds

Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

B.	Reporting to the Boards

At each regularly scheduled meeting, the Board will receive a report from the Adviser’s Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; and (2) for which the Proxy Group, or an Investment Professional, as applicable, initially recommended a vote Out-of-Guidelines, but which was ultimately voted Within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

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EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING BALANCED PORTFOLIO, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING SERIES FUND, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

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EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

FORM OF CONFLICTS REPORT

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FORM OF CONFLICT OF INTEREST REPORT – PROXY GROUP MEMBERS

PROXY VOTING OF THE ING FUNDS

Issuer:
Meeting Date:

1.	To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal? This does not include former business relationships with which you have had no communication for at least one year and have no expectation of future or ongoing communication.
	Explanation:	YES ☐	NO ☐

2.	To your knowledge, (1) does any ING Entity have a Material Business Relationship with the Issuer or (2) is any ING Entity actively seeking to have a Material Business Relationship with the Issuer?
	Explanation:	YES ☐	NO ☐

3.	Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include communications between Issuers and Investment Professionals or Investment Professionals and the Proxy Coordinator or Proxy Group or routine communications from proxy solicitors.
	Explanation:	YES ☐	NO ☐

4.	Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
	Explanation:	YES ☐	NO ☐
Name:		Date:
Certification: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

Definitions:

Affiliate means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the Issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the Issuer; (D) any officer, director, partner, copartner, or employee of the Issuer; (E) if the Issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the Issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING Entity means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC, ING Investments Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services LLC and ING Financial Advisers, LLC.

Issuer includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control, but does not include entities associated with the Issuer solely through the provision of consulting, advisory or other professional services.

Material Business Relationship means, but, subject to review by Counsel, may not be limited to, a relationship which you know to constitute (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 20% of the outstanding securities of the Issuer (“20% Issuer”) (except that an Issuer’s affiliation with a 20% Issuer shall not constitute a de facto conflict of interest for ING with the first Issuer).

Any other defined term used herein shall have the meaning assigned to it in the Proxy Voting Procedures and Guidelines of the ING Funds, which incorporate the Proxy Voting Procedures of the ING Funds’ Advisers.

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EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

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II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group, or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

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Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires

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case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board. The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order

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to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an

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Investment Professional. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

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IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

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For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two years in the Advisers’ office.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Vice President and Senior Counsel, ING Funds

Effective as of January 1, 2010

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EXHIBIT 4

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered case-by-case.

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It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving case-by-case consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to any proposal being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a case-by-case basis when which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

PROPOSAL	Guidelines
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have

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PROPOSAL	Guidelines
no material connection to the company other than the board seat. Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service. Withholding support from a nominee shall be effected by withholding support from, or voting against, the candidate, pursuant to the applicable election standard.

Voting on director nominees in uncontested elections not subject to specific policies described herein	Case-by-Case

Where applicable and except as otherwise provided for herein, voting in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.	For

Support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. Support from a nominee if two-year attendance cannot be ascertained from available disclosure. Do not withhold support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.	Withhold

Unless a company has implemented a policy that should reasonably prevent abuse of its poison pill, support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, withhold support from all continuing directors.	Withhold

Voting on any nominee whom the Agent cites as having failed to implement	Case-by-Case

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PROPOSAL	Guidelines
a majority-approved shareholder proposal. Vote for if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. Withhold support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed its reasoning for not implementing the proposal.

Voting on board nominees who have not acted upon negative votes (withhold or against, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting	Case-by-Case

Such board nominees when

(1)    The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)    The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

For

If the above provisions have not been satisfied, generally withhold support from the chair of the nominating committee, or if not standing for election, consider case-by-case.

Support from inside directors or affiliated outside directors who sit on the audit committee	Withhold

Inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.	For

Inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee or has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).	For

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PROPOSAL	Guidelines
Compensation Practices

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Generally:

(1)    Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote against the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a case-by-case basis.

Against

(2)    Tenure. Where applicable and except as otherwise provided for herein, nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

For

(3)    Pay for performance. Support for nominees receiving an adverse recommendation from the Agent when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote for nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated, or when the increased compensation relates solely to a practice or practices (such as an increase in option awards or base salary) not deemed inherently problematic by the Agent. Generally withhold support from nominees for structuring equity compensation such that pay is unreasonably insulated from performance conditions.

Case-by-Case

(4) Pay disparity. If the Agent recommends withholding support from director nominees solely due to internal pay disparity, but consider pay magnitude concerns on a case-by-case basis.	For

(5)    Change in control provisions. If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger when mitigating provisions or board actions (e.g., clawbacks) are present. Generally withhold support if they are not present.

For

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PROPOSAL	Guidelines
If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments:

• If the amount appears reasonable and no material governance concerns exist	For

• If the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill	Withhold

(6)    Repricing. If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace, buy back or exchange options, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

Withhold

(7)    Tax benefits. If the Agent recommends withholding support from nominees that have approved compensation ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA) without providing adequate rationale or disclosure, and the plan at issue is not being put to shareholder vote at the same meeting. If the relevant plan itself is up for vote, generally vote for the nominee(s), as the provisions under EXECUTIVE AND DIRECTOR COMPENSATION, OBRA-Related Compensation Proposals, shall apply.

Withhold

(8)    Director perquisites. If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, when the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties and the company’s line of business.

For

(9) Incentive plans. Support for nominees in connection with:

•     Long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered case-by-case in connection with executives already holding significant equity positions.

Withhold

•     Short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, withholding support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Case-by-Case

A-23

PROPOSAL	Guidelines

(10) Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors.

Case-by-Case

(11) Independence from management. Support for nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.	Withhold

(12) Multiple concerns. If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, severance or termination arrangements, votes on such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Consider on a case-by-case basis compensation packages representing a combination of the above provisions and deemed by the Agent to be excessive. Generally vote for if the total compensation appears reasonable.

For

(13) Commitments. Nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

For

(14) Other. Nominees if the Agent has raised other considerations regarding “poor compensation practices.	Case-by-Case

Accounting Practices

(1) Independent outside director nominees serving on the audit committee.	For

(2)    Where applicable and except as otherwise provided for herein, nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

For

(3)    If the Agent has raised concerns regarding poor accounting practices, consideration of the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee. Generally vote for nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has

Case-by-Case

A-24

PROPOSAL	Guidelines
not yet had a full year to remediate the concerns since the time they were identified.

(4) If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under AUDITORS below shall apply.

Board Independence

It shall generally be the policy of the Funds that a board should be majority independent. Inside director or affiliated outside director nominees when the full board is not majority independent.	Case-by-Case

(1)    Support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

Withhold

(2)    Support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

Withhold

(3)    Except as provided above, support for non-independent nominees in the role of CEO, and when appropriate, founder or chairman. Determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

For

(4) Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)    When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Nominees without regard to “over-boarding” issues raised by the Agent, unless other concerns requiring case-by-case consideration have been raised	For

Consideration of nominees when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against	Case-by-Case

A-25

PROPOSAL	Guidelines
shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote for the nominee if the issuer has provided adequate rationale regarding the board’s process for determining the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

•     Support on nominees failing the Agent’s performance test, which includes market-based and operating performance measures, provided that input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Case-by-Case

Support for nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)    Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)    Maintains a dual class capital structure, imposes a supermajority vote requirement or has authority to issue blank check preferred stock.

Withhold

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices	Case-by-Case

Proposals Regarding Board Composition or Board Service

•     Except as otherwise provided for herein, shareholder proposals to impose new board structures or policies, including those requiring that the positions of Chairman and CEO be held separately, but vote for proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a case-by-case basis if the board is not majority independent or corporate governance concerns have been identified.

Against

•     Management proposals to adopt or amend board structures or policies, except consider such proposals on a case-by-case basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a

For

A-26

PROPOSAL	Guidelines
material reduction in shareholders’ rights.

• Shareholder proposals seeking more than a simple majority of independent directors	Against

• Shareholder proposals asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange	Against

• Shareholder proposals to limit the number of public company boards on which a director may serve	Against

• Shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director)	Against

• Shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein	Against

•     Shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

For

•     Shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote for management proposals in this regard.

Against

Shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board	Against

Director and Officer Indemnification and Liability Protection	Case-by-Case

• Limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care	Against

• Proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness	Against

•     Proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)    The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)    Only if the director’s legal expenses would be covered

For

A-27

PROPOSAL	Guidelines
PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for director nominees in contested elections	Case-by-Case

Reimburse proxy solicitation expenses	Case-by-Case

• If associated nominees are also supported	For

AUDITORS

Management proposals to ratify auditors, except in cases of poor accounting practices or high non-audit fees. Consider management proposals to ratify auditors on a case-by-case basis if the Agent cites poor accounting practices.	For

Non-Audit Services

•     Approval of auditors when fees for non-audit services exceed 50 percent of total auditor fees as described below. Vote against management proposals to ratify auditors only when concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote for shareholder proposals asking the issuer to present its auditor annually for ratification.

Case-by-Case

Auditor Independence

• Shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or capping the level of non-audit services	Case-by-Case

Audit Firm Rotation

• Shareholder proposals asking for mandatory audit firm rotation	Against

PROXY CONTEST DEFENSES

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote for one and against the other.

Board Structure: Staggered vs. Annual Elections

• Proposals to classify or otherwise restrict shareholders’ ability to vote upon directors	Against

A-28

PROPOSAL	Guidelines
• Proposals to repeal classified boards and to elect all directors annually	For

Shareholder Ability to Remove Directors

• Proposals that provide that directors may be removed only for cause	Against

• Proposals to restore shareholder ability to remove directors with or without cause	For

• Proposals that provide that only continuing directors may elect replacement to fill board vacancies	Against

• Proposals that permit shareholders to elect directors to fill board vacancies	For

Cumulative Voting

•     Management proposals to eliminate cumulative voting, when the company is controlled or maintains a classified board of directors, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard

Against

• Shareholder proposals to restore or permit cumulative voting, when the company maintains a classified board of directors	For

Time-Phased Voting

• Proposals to implement time-phased or other forms of voting that do not promote a one share, one vote standard	Against

• Proposals to eliminate such forms of voting	For

Shareholder Ability to Call Special Meetings

• Management or shareholder proposals that provide shareholders with the ability to call special meetings	For

Shareholder Ability to Act by Written Consent

•     Shareholder proposals that seek the right to act by written consent if the issuer:

(1)    Permits shareholders to call special meetings;

(2)    Does not impose supermajority vote requirements; and

(3)    Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals)

Against

• Management proposals that seek to eliminate the right to act by written consent, generally voting for if the above conditions are present	Case-by-Case

A-29

PROPOSAL	Guidelines
• Shareholder proposals that seek the right to act by written consent if the above conditions are not present	For

Shareholder Ability to Alter the Size of the Board

• Proposals that seek to fix the size of the board or designate a range for its size	For

• Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval	Against

TENDER OFFER DEFENSES

Poison Pills

• Proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:	For

(1)   Shareholders have approved adoption of the plan;

(2)   A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or

(3)   The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate

Against

• Shareholder proposals to redeem a company’s poison pill	Case-by-Case

•     Management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer.

Case-by-Case

• Management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards	Against

Fair Price Provisions

• Proposals to adopt fair price provisions	Case-by-Case

• Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares	Against

A-30

PROPOSAL	Guidelines
Greenmail

• Proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments	For

• Anti-greenmail proposals when they are bundled with other charter or bylaw amendments	Case-by-Case

Pale Greenmail	Case-by-Case

Unequal Voting Rights

• Dual-class exchange offers	Against

• Dual-class recapitalizations	Against

Supermajority Shareholder Vote Requirement

• Proposals to require a supermajority shareholder vote	Against

•     Management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests

For

White Squire Replacements	For

MISCELLANEOUS

Amendments to Corporate Documents

•     Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by:

(1)    Adding restrictive provisions;

(2)    Removing article provisions or moving them to portions of the charter not requiring shareholder approval; or

(3)    In corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends against because a similar reduction in shareholder rights is requested.

Against
• Proposals for charter amendments that support board entrenchment

A-31

PROPOSAL	Guidelines
or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified	Against

• Proposals seeking charter or bylaw amendments to remove anti-takeover provisions	For

• Proposals seeking charter or bylaw amendments not addressed under these Guidelines	Case-by-Case

Shareholder proposals to adopt confidential voting, use independent tabulators, and use independent inspectors of election	For

Management proposals to adopt confidential voting	For

Proxy Access

• Shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board	Case-by-Case

Majority Voting Standard

•     Proposals, provided they contain a plurality carve-out for contested elections, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority voting standard, and provided such standard does not conflict with state law in which the company is incorporated. (See also MUTUAL FUND PROXIES.)

For

• Proposals opposed by the Agent (e.g., if the existence of a controlling shareholder could cause majority voting to pose a negative impact on minority shareholder rights)	Case-by-Case

Bundled or “Conditioned” Proxy Proposals	Case-by-Case

• Proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact	Against

Shareholder Advisory Committees	Case-by-Case

Reimburse Shareholder for Expenses Incurred

• Proposals to reimburse expenses incurred in connection with shareholder proposals	Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S. issuers, except in connection with a proxy contest in which a Fund is not voting in support of management	For

A-32

PROPOSAL	Guidelines
Proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding	Case-by-Case

Advance Notice for Shareholder Proposals

•     Management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer

For

Multiple Proposals

•     Multiple proposals of a similar nature presented as options to the course of action favored by management, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines

For

CAPITAL STRUCTURE

Common Stock Authorization

•     Proposals to increase the number of shares of common stock, taking into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders’ proportionate interest. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Case-by-Case

¡     Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards. Consider on a case-by-case basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

For

¡     Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a case-by-case basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

For

¡ Proposals to authorize capital increases exceeding the Agent’s	For

A-33

PROPOSAL	Guidelines
thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

¡ Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.	Against

¡ Nonspecific proposals authorizing excessive discretion to a board.	Against

¡     Management proposals to make changes to the capital structure not otherwise addressed under these Guidelines, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Case-by-Case

Dual Class Capital Structures

•     Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider case-by-case if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional

Against

•     Management proposals to create or perpetuate dual class capital structures with unequal voting rights when the relevant Fund owns the class with inferior voting rights (except consider case-by-case if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s)), but generally vote for such proposals if the relevant Fund owns the class with superior voting rights

Against

•     Shareholder proposals to eliminate dual class capital structures with unequal voting rights when the relevant Fund owns the class with inferior voting rights, but generally vote against such proposals if the relevant Fund owns the class with superior voting rights, and consider case-by-case if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional

For

•     Management proposals to eliminate or make changes to dual class capital structures, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and

Case-by-Case

A-34

PROPOSAL	Guidelines

is to be utilized

Stock Distributions: Splits and Dividends

•     Management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a case-by-case basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized

For

Reverse Stock Splits

• Management proposals to implement a reverse stock split when the number of shares authorized for issue is proportionately reduced	For

• Proposals to implement a reverse stock split that do not proportionately reduce the number of shares of authorized for issue	Case-by-Case

¡    Requests that do not proportionately reduce the number of shares authorized and effectively exceed the Agent’s allowable threshold for capital increase, considering management’s rationale or disclosure

For

¡ Additional requests for capital increases on the same agenda	Against

Preferred Stock

Proposals to increase the number of shares of preferred stock authorized for issuance. Except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Case-by-Case

•     Proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote for if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal

Against

•     Proposals to issue or create blank check preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense. Generally vote against in cases where the company expressly states that, or fails to disclose whether, the stock

For

A-35

PROPOSAL	Guidelines

may be used as a takeover defense, but vote for if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition proposal

•     Proposals to issue or authorize preferred stock in cases where the company specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

For

•     Proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry performance in terms of shareholder returns

Case-by-Case

Shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification	For

Management Proposals to Reduce the Par Value of Common Stock	For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals that Seek to Eliminate Them	Case-by-Case

Debt Restructuring	Case-by-Case

Share Repurchase Programs

• Proposals for open-market share repurchase plans in which all shareholders may participate on equal terms	For

• Proposals for programs with terms favoring selected parties	Against

• Proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market	Against

• Shareholder proposals seeking share repurchase programs, with input from the Investment Professional(s) for a given Fund to be given primary consideration	Case-by-Case

Management Proposals to Cancel Repurchased Shares	For

Tracking Stock	Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, except as otherwise provided for herein, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.	Case-by-Case

A-36

PROPOSAL	Guidelines

•     Generally vote in accordance with the Agent’s recommendations for equity-based plans with costs within such cap and against those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger

•     Proposals seeking approval of plans for which the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered case-by-case, voted for if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole

Against

•     Proposals for plans with costs within the cap if the primary considerations raised by the Agent pertain to burn rate thresholds set by the Agent or matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s)

For

• Proposals for plans administered by potential grant recipients	Against

•     Proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes

Against

•     Proposals for long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered case-by-case in connection with executives already holding significant equity positions

Against

• Proposals for plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control)	Against

• Proposals for plans for which the Agent raises other considerations not otherwise provided for herein	Case-by-Case

Restricted Stock or Stock Option Plans

•     Proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Proposals for plans that do not meet the Agent’s criteria in this regard may be supported, but vote against if no disclosure is provided regarding either vesting or performance requirements.

Case-by-Case

A-37

PROPOSAL	Guidelines
Management Proposals Seeking Approval to Reprice, Replace or Exchange Options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms	Case-by-Case

•     Proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support

For

•     Management proposals seeking approval of compensation plans that:

(1)    Permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval;

(2)    Include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above); or

(3)    Give the board sole discretion to approve option repricing, replacement or exchange programs

Against

Director Compensation, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold. Do not vote against plans for which burn rate is the sole consideration raised by the Agent.	Case-by-Case

Employee Stock Purchase Plans, and capital issuances in support of such plans, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed case-by-case, voted for if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.	Case-by-Case

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.

• Unless the issuer has provided a compelling rationale, plans that deliver excessive compensation that fails to qualify for favorable tax treatment and are not supported by the Agent	Against

A-38

PROPOSAL	Guidelines
• Amendments that Place a Cap on Annual Grants or Amend Administrative Features	For

• Amendments to Add Performance-Based Goals	For

• Amendments to Increase Shares and Retain Tax Deductions Under OBRA, generally voting for such plans that do not raise any negative concerns under these Guidelines	Case-by-Case

• Approval of Cash or Cash-and-Stock Bonus Plan, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation	For

Shareholder Proposals Regarding Executive and Director Pay

•     Regarding the remuneration of individuals other than senior executives and directors, proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice, or proposals seeking disclosure of executive and director compensation if providing it would be out of step with market practice and disruptive to the business

Against

• Proposals that seek to impose new compensation structures or policies, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein	Against

Severance and Termination Payments

•     Shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events), and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

For

• Shareholder proposals seeking double triggers on change in control awards	For

•     Shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals do not specify change-in-control events; Supplemental Executive Retirement Plans; or deferred executive compensation plans; or if ratification is required by the listing exchange

For

•     All proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote for such compensation arrangements if:

Case-by-Case

A-39

PROPOSAL	Guidelines

(1)    The primary considerations raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee members(s);

(2)    The issuer has provided adequate rationale and/or disclosure; or

(3)    Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

•     Vote in accordance with the Agent’s recommendations on new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Against

Employee Stock Ownership Plans (ESOPs)	For

401(k) Employee Benefit Plans	For

Shareholder proposals requiring mandatory periods for officers and directors to hold company stock	Against

Advisory Votes on Executive Compensation (Say on Pay)

•     Management proposals seeking ratification of the company’s compensation program, unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent

For

•     Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines, factoring in whether the issuer has made improvements to its overall compensation program and generally voting for if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration

Case-by-Case

• Proposals not supported by the Agent and referencing incentive plan concerns:

¡     Long-term incentive plans: Proposals citing long-term incentive plans that are inadequately aligned with shareholders because they are cash-based or lack an appropriate equity component, except that such cases will be considered case-by-case in connection with executives already holding significant equity positions.

Against

A-40

PROPOSAL	Guidelines

¡     Short-term incentive plans: Proposals citing short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, voting against if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains)

Case-by-Case

• Proposals when named executives have material input into setting their own compensation	Against

•      Proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking

Against

Frequency of Advisory Votes on Executive Compensation

• Proposals seeking an annual say on pay	For

• Proposals seeking a less frequent say on pay	Against

STATE OF INCORPORATION

Voting on State Takeover Statutes	Case-by-Case

Voting on Reincorporation Proposals, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change	Case-by-Case

• Management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported	For

• Shareholder reincorporation proposals not also supported by the company	Against

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Proposals not typically supported under these Guidelines, if a key proposal, such as a merger transaction, is contingent upon its support and a vote for is accordingly recommended by the Agent or an Investment Professional	For

Mergers and Acquisitions	Case-by-Case

Corporate Restructuring, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, with voting decisions generally based on the Agent’s approach to	Case-by-Case

A-41

PROPOSAL	Guidelines
evaluating such proposals

Appraisal Rights	For

Changing Corporate Name	For

Adjournment of Meeting

• Proposals to adjourn a meeting when the primary proposal is also voted for	For

MUTUAL FUND PROXIES

Election of Directors	Case-by-Case

Converting Closed-end Fund to Open-end Fund	Case-by-Case

Proxy Contests	Case-by-Case

Investment Advisory Agreements	Case-by-Case

Approving New Classes or Series of Shares	For

Preferred Stock Proposals	Case-by-Case

1940 Act Policies	Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction	Case-by-Case

Change Fundamental Investment Objective to Nonfundamental	Case-by-Case

Name Rule Proposals	Case-by-Case

Disposition of Assets/Termination/Liquidation	Case-by-Case

Changes to the Charter Document	Case-by-Case

Changing the Domicile of a Fund	Case-by-Case

Change in Fund’s Subclassification	Case-by-Case

Authorizing the Board to Hire and Terminate Sub-advisors Without Shareholder Approval	For

Distribution Agreements	Case-by-Case

Master-Feeder Structure	For

Mergers	Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement	Against

Reimburse Shareholder for Expenses Incurred	Case-by-Case

Terminate the Investment Advisor	Case-by-Case

A-42

PROPOSAL	Guidelines
Majority Voting Proposals	Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines or penalties in connection with the relevant issue.	Case-by-Case

Shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.	Against

A-43

PROPOSAL	Guidelines
GLOBAL PROXIES

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals when the Agent recommends voting against such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein. For purposes of these global Guidelines, “against” shall mean withholding of support for a proposal, resulting in submission of a vote of against or abstain, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.	Against

Proposals for which the Agent recommends support of practices described herein as associated with a firm against vote:	Case-by-Case

(1)    As the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes); or

(2)    As the more favorable choice when shareholders must choose between alternate proposals

Routine Management Proposals	For

• The opening of the shareholder meeting	For

• That the meeting has been convened under local regulatory requirements	For

• The presence of quorum	For

• The agenda for the shareholder meeting	For

• The election of the chair of the meeting	For

• The appointment of shareholders to co-sign the minutes of the meeting	For

• Regulatory filings (e.g., to effect approved share issuances)	For

• The designation of inspector or shareholder representative(s) of minutes of meeting	For

• The designation of two shareholders to approve and sign minutes of meeting	For

A-44

PROPOSAL	Guidelines
• The allowance of questions	For

• The publication of minutes	For

• The closing of the shareholder meeting	For

• Other similar routine management proposals	For

Proposals seeking authority to call shareholder meetings on less than 21 days’ notice, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.	Case-by-Case

Discharge of Management/Supervisory Board Members

•     Management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends against due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

For

Director Elections

•     Votes on director nominees in uncontested elections not otherwise subject to policies described herein. Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.

Case-by-Case

• Votes in contested elections, with primary consideration given to input from the Investment Professional(s) for a given Fund	Case-by-Case

• For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, non-independent directors when the full board serves as the audit committee, or the	Against

A-45

PROPOSAL	Guidelines
company does not have an audit committee

•     For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, non-independent nominees to the audit committee, or, if the slate of nominees is bundled, the slate. However, if the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote for if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted against if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Against

•     Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting against when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

Case-by-Case

•     Non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange

For

• Non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange	For

•     Individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a case-by-case basis

Against

•     For issuers in tax haven markets, votes on bundled slates of nominees if the board is non-majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Against

• For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections. Including:

A-46

PROPOSAL	Guidelines

¡        At listed subsidiary companies with controlling shareholders, reelection of top executives if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards.

Against

¡        At companies with a three-committee structure, outside director nominees not deemed independent under the Agent’s standards. However, generally vote for affiliated outsiders if the board after the shareholder meeting is majority independent.

Against

•     Nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

¡         Bundled slates of nominees (e.g., France, Hong Kong or Spain);

¡        Simultaneous reappointment of retiring directors (e.g., South Africa);

¡        In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a case-by-case basis); or

¡         Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision

•     Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Against

•     Nominees in connection with which a recommendation has been made that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring case-by-case consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

For

•     When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

• Nominees for whom the Agent has raised concerns regarding scandals or internal controls	Case-by-Case

A-47

PROPOSAL	Guidelines

¡        Nominees or slates of nominees when (1) the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered; (2) culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function); and (3) the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Against

• Non-independent nominees not supported by the Agent when concerns have been raised regarding diminished shareholder value as evidenced by a significant drop in share price and	Case-by-Case

(1)    Few, if any, outside directors are present on the board; and

(2)    The founding family has retained undue influence over the company despite a history of scandal or problematic controls; the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or evidence exists regarding compliance or accounting shortfalls.

Against

• If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect such issues shall apply.

•     Nominees serving on the remuneration committee if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

Case-by-Case

•     For issuers in markets in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

¡         The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies.

¡        For issuers in Canada, a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Against

•     Self-nominated director candidates, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Case-by-Case

A-48

PROPOSAL	Guidelines
• Nominees for whom “over-boarding” issues have been raised by the Agent, unless other concerns require case-by-case consideration	For

•     In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support from the legal entity and vote on the physical person.

• Nominees not supported by the Agent because support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).	Against

• Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

• Proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations	For

• Proposed article amendments in this regard, with voting decisions generally based on the Agent’s approach to evaluating such proposals	Case-by-Case

Director and Officer Indemnification and Liability Protection, voting in accordance with the Agent’s standards	Case-by-Case

• Proposals seeking approval of overly broad provisions	Against

Independent Statutory Auditors

•     With respect to Japanese companies that have not adopted the three-committee structure, any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote against all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Against

• Incumbent nominees at companies implicated in scandals or exhibiting poor internal controls	Against

A-49

PROPOSAL	Guidelines
Key Committees

•     Except where market practice otherwise dictates, proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a case-by-case basis.

Against

Director and Statutory Auditor Remuneration, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided	Case-by-Case

•     Proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange or market standards for independence.

For

•     For European issuers, non-executive director remuneration if:

(1)    The advance general meeting documents do not specify fees paid to non-executive directors;

(2)    The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

(3)    It provides for granting of stock options or similarly structured equity-based compensation.

Against

• For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies:

• Follow the Agent’s guidelines on retirement and annual bonus payment proposals if all payments are for directors or auditors who have served as executives of the company	For

• Proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed	Against

•     In all markets, if issues have been raised regarding a scandal or internal controls, bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting against the nominee under

Against

A-50

PROPOSAL	Guidelines
criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of retirees a Fund is voting for

Stock Option Plans for Independent Internal Statutory Auditors

• With respect to Japanese companies, proposals regarding option grants to independent internal statutory auditors or other outside parties, following the Agent’s guidelines	Against

Amendment Procedures for Equity Compensation Plans and ESPPs

•     For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

•     Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards there under, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a case-by-case basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

• Plans that:	Against

¡       Exceed the Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

¡      Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

¡       Are administered with discretion by potential grant recipients,

A-51

PROPOSAL	Guidelines

unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

¡        Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

¡         Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

¡        For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

¡         Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

¡         Provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

¡         Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

¡        Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

¡        Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

¡         Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that:

(1)    Performance targets are adequately increased in proportion to the additional time available;

(2)    Retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice; or

(3)    The issuer has committed to cease retesting within a reasonable period of time.

• Such plans/awards or the related issuance of shares that: (1) Do not suffer from the defects noted above; or	For

A-52

PROPOSAL	Guidelines

(2)    Otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if:

(1)    The company has provided adequate disclosure and/or a reasonable rationale in support of the relevant plan/award, practice or participation;

(2)    The recipient’s overall compensation appears reasonable;

(3)    Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)    The board and/or responsible committee meets exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

• Proposals in connection with such plans or the related issuance of shares in other instances	Case-by-Case

Remuneration Reports (Advisory Votes on Executive Compensation)

•     Reports/proposals that include compensation plans that:

(1)    Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)    Permit retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)    Cite long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)    Cite equity award valuation triggering a negative recommendation from the Agent;

(5)    Include components, metrics or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)    For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

Against

A-53

PROPOSAL	Guidelines

(7)    Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted for if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report)

• Reports receiving the Agent’s support and not triggering the concerns cited above	For

•     Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/ termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines, generally voted for if:

(1)    The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)    The recipient’s overall compensation appears reasonable; and

(3)    The board and/or responsible committee meets exchange or market standards for independence.

Reports with typically unsupported features may be voted for when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Case-by-Case

Shareholder Proposals Regarding Executive and Director Pay

• The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

•     Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

For

• Specific issuance requests, based on the proposed use and the	Case-by-Case

A-54

PROPOSAL	Guidelines
company’s rationale

•     Proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval

Against

• Nonspecific proposals authorizing excessive discretion to a board	Against

Increases in Authorized Capital

• Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach.

•     Nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding

For

• Specific proposals to increase authorized capital, unless:	For

¡         The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

¡         The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Against

• Proposals to adopt unlimited capital authorizations	Against

• The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

• Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach.

•     Creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

For

• Creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests	For

A-55

PROPOSAL	Guidelines

•     Creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid

Against

Poison Pills/Protective Preference Shares

•     Management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee.

Against

• Director remuneration in connection with poison pill considerations raised by the Agent.	Do Not Vote Against

Waiver on Tender-Bid Requirement

•     Proposals seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting for when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request

Case-by-Case

Approval of Financial Statements and Director and Auditor Reports

•     Management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors

For

•     Board-issued reports receiving a negative recommendation from the Agent due to concerns regarding severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange or market standards for independence

For

•     Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/ termination payments not otherwise supported by these Guidelines, factoring in the merits of the rationale or disclosure provided and generally voted for if the overall compensation package and/or program at issue appears reasonable

Case-by-Case

• Board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the	Against

A-56

PROPOSAL	Guidelines
presence of non-independent directors on the audit committee

• Such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board	Do Not Vote Against

Remuneration of Auditors

• Proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company	For

Indemnification of Auditors	Against

Ratification of Auditors and Approval of Auditors’ Fees

• For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

• For other markets, generally follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees:

¡ Such proposals if the level of disclosure and independence meet the Agent’s standards	For

¡ In other cases, such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence	For

¡        If fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, voting for ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence

Case-by-Case

Audit Commission

• Nominees to the audit commission, with voting decisions generally based on the Agent’s approach to evaluating such candidates	Case-by-Case

Allocation of Income and Dividends

•     With respect to Japanese companies, management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, generally voting with the Agent’s recommendations to support such proposals unless:

¡        The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

¡        The payout is excessive given the company’s financial position.

Case-by-Case

• Such proposals by issuers in other markets.	For

A-57

PROPOSAL	Guidelines

•     In any market, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives	For

• Stock (scrip) dividend proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value	Against

Debt Instruments

• Proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper)	Against

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Case-by-Case

• Debt issuances for companies when the gearing level is between zero and 100 percent	For

•     Proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests

Case-by-Case

Financing Plans

• Adoption of financing plans if they are in the best economic interests of shareholders	For

Related Party Transactions	Case-by-Case

•     Approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high risk terms (e.g., deposits without security interest or guaranty)

For

Approval of Donations

• Proposals for which adequate, prior disclosure of amounts is not provided	Against

A-58

PROPOSAL	Guidelines
• Proposals seeking single- or multi-year authorities for which adequate, prior disclosure of amounts is provided	For

Capitalization of Reserves

• Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares	For

Investment of Company Reserves, with primary consideration for such proposals given to input from the Investment Professional(s) for a given Fund	Case-by-Case

Amendments to Articles of Association	Case-by-Case

• That are editorial in nature	For

• Where shareholder rights are protected	For

• Where there is negligible or positive impact on shareholder value	For

• For which management provides adequate reasons for the amendments or the Agent otherwise supports management’s position	For

• That seek to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type	For

• Which the company is required to do so by law (if applicable)	For

• That remove or lower quorum requirements for board or shareholder meetings below levels recommended by the Agent	Against

• That reduce relevant disclosure to shareholders	Against

• That seek to align the articles with provisions of another proposal not supported by these Guidelines	Against

• That are not supported under these Guidelines, are presented within a bundled proposal, and for which the negative impact, on balance, outweighs any positive impact	Against

•     That impose a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights

Against

• With respect to article amendments for Japanese companies:

A-59

PROPOSAL	Guidelines
• Management proposals to amend a company’s articles to expand its business lines	For

•     Management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns

For

•     If anti-takeover concerns exist, management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense

Against

•     Management proposals regarding amendments to authorize share repurchases at the board’s discretion, unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest (generally following the Agent’s guidelines)

Against

Other Business

• Management proposals in connection with global proxies, voting in accordance with the Agent’s market-specific recommendations	Against

A-60

STATEMENT OF ADDITIONAL INFORMATION

February 29, 2012

ING SERIES FUND, INC.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

ING Global Target Payment Fund

Class/Ticker: A/IGPAX; C/IGPCX; I/IGPIX; R/IGPRX; W/IGPWX

Class A, Class C, Class I, Class R, and Class W Shares

This Statement of Additional Information (“SAI”) relates to ING Global Target Payment Fund (“Fund”), a series of ING Series Fund, Inc. (“Company”). A prospectus or prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the Fund dated February 29, 2012 (“Prospectuses), that provide the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund’s principal underwriter, ING Investments Distributor, LLC (“Distributor”), at the address or phone number listed above. This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated February 29, 2012, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Fund’s financial statements and the independent registered public accounting firm’s report thereon, included in the Fund’s annual shareholder report dated October 31, 2011, are incorporated herein by reference. Copies of the Fund’s Prospectuses and annual or unaudited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Fund at the address and phone number written above. Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly for this SAI.

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Fund’s Prospectuses, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Fund’s securities and investment techniques. Some of the Fund’s investment techniques are described only in the Prospectuses and are not repeated herein.

HISTORY OF THE COMPANY

The Company is a Maryland corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of thirteen (13) separately managed series.

This SAI pertains only to ING Global Target Payment Fund. The Fund was organized as a series of the Company under the name ING Global Income Builder Fund on February 15, 2008. The name was changed to ING Global Target Payment Fund effective June 11, 2008.

Incorporation. The Company was incorporated under the laws of the state of Maryland on June 17, 1991.

Series and Classes. The Company currently offers multiple series. Only ING Global Target Payment Fund is offered through this SAI and the corresponding Prospectuses.

The Board of Directors of the Company (“Board”) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund currently are classified into multiple classes. Each class of shares has the same rights, privileges and preferences, except with respect to: (i) the effect of sales charges, if any, for each class; (ii) the distribution fees borne by each class, if any; (iii) the expenses allocable exclusively to each class; (iv) voting rights on matters exclusively affecting a single class; and (v) the exchange privilege of each class.

Capital Stock. Fund shares are fully paid and non-assessable when issued. Fund shares have no preemptive or conversion rights. Each share of the Fund has the same rights to share in dividends declared by the Fund for that share class. Upon liquidation of the Fund, shareholders in the Fund are entitled to share, pro rata, in the net assets of the Fund available for distribution to shareholders.

Voting Rights. Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors. In such an event, the holders of the remaining shares will be unable to elect any person as a Director.

Shareholder Meetings. The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (“1940 Act”). If requested by the holders of at least 10% of the Company’s outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

ING Funds Service Providers

The following table reflects various ING services providers, their historical names, and the service they provide:

Current Name	Previous Name(s)	Service
ING Investments, LLC	ING Pilgrim Investments, LLC	Investment Adviser
ING Pilgrim Investments, Inc.
Pilgrim American Investments
Directed Services LLC	Directed Services, Inc.	Investment Adviser
ING Investments Distributor, LLC	ING Funds Distributor, LLC	Distributor
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.
Pilgrim America Securities, Inc.
ING Funds Services, LLC	ING Pilgrim Group, LLC	Administrator
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.
Pilgrim Group America, Inc.

SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification

The Fund is “diversified” within the meaning of the 1940 Act. In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

Investments, Investment Strategies, and Risks

The Fund invests in a combination of Underlying Funds that in turn invest in fixed-income and/or equity securities of issuers located in a number of different countries, one of which may be the United States. The Fund also expects to employ a strategy of writing (selling) call options on equity indices, baskets of securities, and exchange-traded funds in an attempt to generate gains from option premiums as a means of enhancing distributions paid to shareholders and reduce volatility as described in the Prospectuses. Underlying Funds must be approved by the Board before becoming eligible investments for the Fund. The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Fund does not invest directly in securities. However, the Fund is subject to the risks described below indirectly through its investment in the Underlying Funds. The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used. An Underlying Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Underlying Fund’s investment objective, policies, and restrictions described in the Underlying Fund’s Prospectuses and/or in this SAI, as well as the federal securities laws. There can be no assurance that any of the Underlying Funds or the Fund will achieve their respective investment objectives. The Fund’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Underlying Funds’ or the Fund’s Prospectuses. Where a particular type of security or investment technique is not discussed in the Underlying Fund’s or the Fund’s Prospectuses, that security or investment technique is not a principal investment strategy, and the Underlying Fund or the Fund will not invest more than 5% of its assets in such security or investment technique. See the Underlying Fund’s or the Fund’s fundamental investment restrictions for further information.

EQUITY SECURITIES

The value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed-income securities. While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, an Underlying Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or fixed-income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, an Underlying Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed-income instrument. Depending upon, among other things, ING’s evaluation of the potential value of such securities in relation to the price that could be obtained by an Underlying Fund at any given time upon sale thereof, the Underlying Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Common Stocks

Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives an Underlying Fund the right to vote on issues affecting the company’s organization and operations. Except for Underlying Funds that are non-diversified, such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets, and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased, such as convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for, or otherwise providing similar exposure to, shares of common stocks.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, an Underlying Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stocks. In evaluating a convertible security, each sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Underlying Funds because the Underlying Funds purchase such securities for their equity characteristics.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. As a result of this or other factors, an Underlying Fund’s adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Underlying Fund. Any gains from shares held for one year or less will be treated as short-term gains, taxable as ordinary income to an Underlying Fund’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on an Underlying Fund’s performance when the Underlying Fund’s asset base is small. Consequently, IPOs may constitute a significant portion of an Underlying Fund’s returns particularly when the Underlying Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of an Underlying Fund’s assets as it increases in size and therefore, have a more limited effect on the Underlying Fund’s performance.

There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase. The number or quality of IPOs available for purchase by the Underlying Funds may vary, decrease, or entirely disappear. In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Underlying Funds to realize a profit.

Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The trading volume of securities of mid-capitalization and small capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts, and management companies.

The Fund or an Underlying Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder.

For so long as shares of an Underlying Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Underlying Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

There are some potential disadvantages associated with investing in other investment companies. In addition to the advisory and operational fees the Fund or an Underlying Fund bears directly in connection with its own operation, the Fund or Underlying Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses. When the Fund or an Underlying Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund or Underlying Fund.

Exchange-Traded Funds (“ETFs”)

An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market, or global segment. ETFs are traded on exchanges and are traded similarly to a publicly traded company. Consequently, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the prices of ETFs may vary significantly from the NAVs of an ETF’s underlying securities. Additionally, if the Fund or an Underlying Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund or Underlying Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when an Underlying Fund invests in ETFs, shareholders of the Fund or Underlying Fund bear their proportionate share of the underlying ETFs’ fees and expenses.

Market Trading Risks for ETFs

Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market, or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others and investors are subject to the execution and settlement risks and market standards of the market where they, or their broker, direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders. Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks. For example, investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Investment Companies that invest in Senior Loans

Some Underlying Funds invest primarily in interests in Senior Loans. Senior Loans, in most circumstances, are variable or floating rate loans that are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of an Underlying Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants, which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Risks of Senior Loans

Credit Risk - Information about interests in Senior Loans generally is not in the public domain and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment-grade or, if they had issued debt securities, such debt securities would likely be rated lower than investment-grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral - Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stocks of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stocks of the borrower or its subsidiaries or affiliates, there is a risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Senior Loan to be under collateralized.

Limited Secondary Market - Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede an Underlying Fund’s ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Hybrid Loans - The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer covenants or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”). With Hybrid Loans, an Underlying Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans - Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder’s subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors.

Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Preferred Stocks

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stock, preferred stock offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Private Funds

Private funds include U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, an Underlying Fund’s ability to invest in them will be limited. In addition, Fund shareholders will remain subject to an Underlying Fund’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of an Underlying Fund to dispose of interests in private funds is very limited and involves risks, including loss of the Underlying Fund’s entire investment in the private fund.

Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, an Underlying Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. An Underlying Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

The pooled investments allow an Underlying Fund to synchronize the receipt of interest and principal payments and also diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact an Underlying Fund significantly. However, an Underlying Fund bears any expenses incurred by the trust. In addition, an Underlying Fund assumes the liquidity risks generally associated the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

An Underlying Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Real Estate Securities and Real Estate Investment Trusts

An Underlying Fund may invest in real estate securities including investment in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and real estate investment trusts (“REITs”). REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic regions, such a the northeastern United States. A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.

A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (“Code”). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans.

Although an Underlying Fund will not invest directly in real estate, the Underlying Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry.Risks of real estate securities and

REITs include those risks that are more closely associated with investing in real estate securities directly than with investing in the the real estate industry in general. These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the clean-up of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; and (xiv) adverse developments in the real estate industry.

To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Rights

Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in rights may be considered more speculative than certain other types of investments. In addition, the value of a right does not necessarily change with the value of the underlying securities, and rights expire worthless if they are not exercised on or prior to their expiration date.

Unseasoned Companies

The Underlying Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three (3) years’ continuous operation including the operations of any predecessors and parents. These companies are sometimes referred to as “unseasoned issuers.” These companies, by their nature, have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FIXED-INCOME INVESTMENTS

The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s Investors Service, Inc. (“Moody’s”) or BBB- from Standard & Poor’s Ratings Services (“S&P”), or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure, similar to a collateralized mortgage obligation (“CMO”) structure. Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPN are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Underlying Funds.

Non-mortgage-related asset-backed securities include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, and prepayment risks. While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments and these instruments may not be liquid. Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate. However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Banking Industry Obligations/Short-Term Investments

Banking industry obligations include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by an Underlying Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. Fixed-time deposits are savings and loan association (“S&L”) obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. An Underlying Fund will not invest in fixed-time deposits (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

When an Underlying Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that an Underlying Fund may acquire.

For foreign banks there is a possibility that liquidity could be impaired because of: (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectuses, an Underlying Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Fixed time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Industry Obligations

An Underlying Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or S&Ls that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes, and Other Corporate Obligations

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten (10) years or more, an Underlying Fund may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated AA or higher by S&P or Aa or higher by Moody’s, or have received a comparable rating by another nationally recognized statistical rating organization (“NRSRO”).

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise. There is also the risk that the issuer of a debt security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Securities.”.

Debt obligations that are deemed to be investment grade carry a rating of at least Baa from Moody’s or BBB- from S&P, or a comparable rating from another NRSRO or, if not rated by an NRSRO, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds. Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Securities” below. Debt securities rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB- or Baa3, have speculative characteristics and may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, an Underlying Fund will not accrue any income on these securities prior to delivery. An Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or liquid assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s or S&P do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by an Underlying Fund’s adviser or sub-adviser.

Credit-Linked Notes (“CLNs”)

A CLN is generally issued by one party with a credit option or risk linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder or an Underlying Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high rating, a CLN may be purchased by an Underlying Fund in accordance with the Underlying Fund’s investment objective. The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). An Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

Floating or Variable Rate Instruments

Floating or variable rate instruments normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). An Underlying Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term) may also be purchased by the Underlying Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Underlying Fund may retain the bond if interest rates decline. By acquiring these types of instruments, an Underlying Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or deal) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by an Underlying Fund may have maturities of more than one year, provided: (i) the Underlying Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Underlying Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, the Underlying Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. An Underlying Fund may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price will be treated as illiquid securities.

Credit rating agencies frequently do not rate such instruments; however, an Underlying Fund’s adviser or sub-adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Underlying Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by an Underlying Fund. The absence of such an active secondary market could make it difficult for an Underlying Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Underlying Fund is not entitled to exercise its demand rights, and the Underlying Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit. Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which an Underlying Fund invests. Such money market instruments are considered, for the purposes of an Underlying Fund’s investment, to be floating rate debt.

Government Trust Certificates

Government Trust Certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another NRSRO.

Guaranteed Investment Contracts (“GICs”)

GICs are issued by insurance companies. Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Underlying Fund, on a monthly basis, guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund. In addition, because an Underlying Fund may not receive the principal amount of a GIC from the insurance company on seven (7) days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments invested in by the Underlying Fund which are not readily marketable, will not exceed 15% of the Underlying Fund’s net assets. The term of a GIC will be one (1) year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.

High-Yield Securities

High-yield securities (often referred to as “junk bonds”) are debt securities that are rated lower than Baa3 by Moody’s, BBB- by S&P, or of comparable quality if unrated.

High-yield securities include certain corporate debt obligations, higher yielding preferred stocks and mortgage-related securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in an Underlying Fund’s NAV. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody’s description of its bond ratings: Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of a desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects. Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P’s description of its bond ratings: BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D - in payment default. S&P applies indicators “+,” no character and “-” to its rating categories. The indicators show relative standing within the major rating categories.

Certain securities held by an Underlying Fund may permit the issuer, at its option, to call or redeem its securities. If an issuer were to redeem securities held by an Underlying Fund during a time of declining interest rates, the Underlying Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While the sub-adviser may refer to ratings issued by established credit rating agencies, it is not the an Underlying Fund’s policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the sub-adviser’s own independent and ongoing review of credit quality. To the extent an Underlying Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the sub-adviser’s own credit analysis than in the case of a fund investing in higher quality fixed-income securities. These lower rated securities may also include zero-coupon bonds, deferred interest bonds and PIK bonds.

Risks Associated with High-Yield Securities

The medium- to lower-rated and unrated securities in which the Underlying Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes. High-yield debt securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield debt securities tend not to fall as much as U.S. Treasury or investment-grade corporate bonds. Conversely, when interest rates fall, high-yield debt securities tend to underperform U.S. Treasury and investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals, and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by an Underlying Fund defaults, the Underlying Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and an Underlying Fund’s NAV. Furthermore, in the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations. High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, an Underlying Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds. The ability of an Underlying Fund’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly-traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market. To the extent an Underlying Fund owns illiquid or restricted high-yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation. Special tax considerations are associated with investing in securities structured as zero-coupon or pay-in-kind securities. The Underlying Funds report the interest on these securities as income even though they receive no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. Although the ratings of recognized rating services such as Moody’s and S&P are considered, an Underlying Fund’s adviser or sub-adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. Thus, the achievement of an Underlying Fund’s investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The adviser or sub-adviser, where applicable, continually monitors the investments in an Underlying Fund’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. An Underlying Fund may retain a security whose rating has been changed.

Congressional Proposals. New laws and proposed laws may negatively affect the market for high-yield securities. As examples, recent legislation requires federally insured S&Ls to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities. Any such proposals, if enacted, could negatively affect the Fund’s or an Underlying Funds’ NAV.

Index-, Currency-, and Equity-Linked Debt Securities

“Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. They may also invest in “equity-linked” and “currency-linked” debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index- and currency-linked securities are derivative instruments, which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the adviser or sub-adviser. Markets, underlying securities and indices may move in a direction that was not anticipated by the adviser or sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. (See “Restricted Securities, Illiquid Securities, and Liquidity Requirements.”)

Industrial Development and Pollution Control Bonds

These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Loan Participations and Assignments

An Underlying Fund’s investment in loan participations typically will result in the Underlying Fund having a contractual relationship only with the lender and not with the borrower. Such an Underlying Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Underlying Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, such an Underlying Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, an Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When an Underlying Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by an Underlying Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, an Underlying Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and an Underlying Fund’s ability to dispose of particular assignments or participation when necessary to meet redemption of the Underlying Fund’s shares, to meet the Underlying Fund’s liquidity needs, or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for an Underlying Fund to value these securities for purposes of calculating its NAV.

Mortgage-Related Securities

Mortgage-related securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property. The types of mortgage-related securities an Underlying Fund may invest in include adjustable rate mortgage securities, CMOs, interest/principal only stripped mortgage-backed securities, real estate mortgage investment conduits (“REMICs”), and subordinated mortgage securities, Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Mortgage-backed securities issued by commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers, and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the adviser or sub-adviser may, consistent with an Underlying Fund’s investment objectives, policies, and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities in which the Underlying Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs. Mortgage-backed bonds are secured by pools of mortgages but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

Adjustable Rate Mortgage Securities (“ARMs”)

ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow an Underlying Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to an Underlying Fund. Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: (i) those based on U.S. Treasury securities; and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency-Mortgage-Related Securities

The dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA, and FHLMC. GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)

FNMA: FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans, and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans, and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans. FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder’s proportionate share in: (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received. FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Collateralized Mortgage Obligations (“CMOs”)

CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of guaranteed pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct pass-through of payments. CMOs are structured into multiple classes each bearing a different date of maturity. Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranche than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as an Underlying Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, an Underlying Fund may invest in securities issued by certain exempted issuers without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage-backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

GNMA Certificates

Certificates issued by the GNMA evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. The GNMA Certificates that certain Underlying Funds may purchase are the “modified pass-through” type.

GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers’ Home Administration (“FmHA”) or guaranteed by the Veterans Administration (“VA”). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a GNMA Certificate because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with twenty-five- to thirty-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately twelve (12) years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as thirty-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of an Underlying Fund would be reduced.

Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all the interest (the Interest-Only or “IO” class), while the other class will receive the entire principal (the Principal-Only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by the adviser or sub-adviser under guidelines and standards established by an Underlying Fund’s Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consists of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal pre-payments, interest, or any combination thereof, prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate, and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest, or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available; interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the Trusts.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be affected, pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to an Underlying Fund investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. An Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period, and all foreclosure expenses.

An Underlying Fund’s adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. An Underlying Fund’s adviser or sub-adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. An Underlying Fund seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the adviser or sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. An Underlying Fund’s adviser or sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who: (a) establishes requirements for each service; (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Risks of Investing in Mortgage-Related Securities

Investments in mortgage-related securities involve certain risks. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.

In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by an Underlying Fund may be lengthened.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.

In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by an Underlying Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.

Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Further, SMBS are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on collateralized mortgage obligation (“CMO”) residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. An Underlying Fund could fail to fully recover its initial investment in a CMO residual or a SMBS.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities (“municipal securities”). Municipal securities include both notes (which have maturities of less than one (1) year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, an Underlying Fund would hold the longer-term security, which could experience substantially more volatility.

Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Underlying Funds.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of suchissuers may become subject to laws enacted in the futuree by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability to municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Lease Obligations and Certificates of Participation.

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they are ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payment due under the municipal lease obligation.

An Underlying Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency, or authority. However, certain lease obligations contain non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.

An Underlying Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (i) rated A or better by at least one NRSRO; (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by the Underlying Fund’s adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the Underlying Fund’s adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Municipal Obligations

These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Risks of Investing in Municipal Securities

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. An Underlying Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. An Underlying Fund also may purchase municipal bonds due to changes in the adviser’s or sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for municipal securities typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect an Underlying Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

An Underlying Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent an Underlying Fund invests in these securities, however, the Underlying Fund’s adviser or sub-adviser analyzes these securities in its overall assessment of the effective duration of the Underlying Fund’s portfolio in an effort to monitor the Underlying Fund’s interest rate risk.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes, and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, FNMA, and FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An Underlying Fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called “GNMA”), some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds (“FNMA”), others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations (“FHLMC”).

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of FNMA and FHLMC in exchange for senior preferred stocks and warrants for common stocks of the entities. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be metor that the U.S. Treasury iniatives discussed above will be successful.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact the Underlying Funds and the Fund.

Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind Securities

Zero-coupon bonds or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

A pay-in-kind security is a debt obligations which provides that the issuer of the security may, at its option, pay interest on such securities in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations.

An Underlying Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Underlying Fund until the cash payment date or the securities mature. Under certain circumstances, an Undelrying Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

The risks associated with lower rated debt securities apply to these securities. Zero-coupon and pay-in-kind securities are also subject to the risk that in the event of a default, an Underlying Fund may realize no return on its investment, because these securities do not pay cash interest.

FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS

Securities of foreign issuers traded outside the United States have certain common characteristics and risks. Foreign financial markets, while growing in volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of an Underlying Fund is uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio security or, if the Underlying Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions, and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Although the Underlying Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by an Underlying Fund on these investments. However, these foreign withholding taxes are not expected to have a significant impact on an Underlying Fund, and any income earned by the Underlying Fund should be considered incidental.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks including the following:

Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of an Underlying Fund’s shares.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Underlying Fund assets may be released prior to receipt of payment or securities, may expose the Underlying Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of an Underlying Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occuring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions, and exchange conrol regulations.

Taxes. The interest payable on certain of an Underlying Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Underlying Fund’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Underlying Fund.

Costs. The expense ratio of an Underlying Fund when investing in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the chaaracteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions oof the country or countries where the company is located. The extent to which an Underlying Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser’s or sub-adviser’s assessment of prevailing market, economic, and other conditions.

Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Underlying Funds. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of an Underlying Fund that invests in such countries. For example, an Underlying Fund may be required, in certain countries, to invest initially through a local broker or other entity and then have the shares purchased and re-registered in the name of the Underlying Fund. Re-registration may in some instances not be able to occur on timely basis resulting in a delay during which an Underlying Fund may be denied certain of its rights as an investor, including rights as to dividends, or to be made aware of certain corporate actions. There also may be instances where an Underlying Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Underlying Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to an Underlying Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to an Underlying Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Underlying Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks or other financial institutions may be among the leading companies which have actively traded securities. The 1940 Act restricts an Underlying Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict an Underlying Fund’s investments in certain foreign banks and other financial institutions.

The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Depositary Receipts

Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities representing interests in securities of foreign issuers (collectively “Depositary Receipts”). These securities are typically dollar denominated although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors and held either in physical form or in book entry form. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. An Underlying Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. An Underlying Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at an Underlying Fund’s custodian in five days. An Underlying Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically these securities are traded on the Luxembourg exchange in Europe). Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories.

Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

Eurodollar Convertible Securities

Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. An Underlying Fund may invest, without limitation, in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed on the New York Stock Exchange (“NYSE”) or the NYSE Amex Equities Exchange (“AMEX”), or that are convertible into publicly traded common stocks of U.S. companies. An Underlying Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers and may carry the same risks as investing in foreign securities.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks including; the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted, which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Exchange Transactions

The Underlying Funds may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends, and sale proceeds in currencies other than the U.S. dollar and therefore, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. An Underlying Fund either enters into these transactions on a spot (i.e., cash) basis, at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another (for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won) at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of an Underlying Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of each Underlying Fund as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”).

Foreign Debt Securities

Foreign debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures, and notes, together with preferred stocks, pay-in-kind securities, and zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, an Underlying Fund will consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. An Underlying Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended (“1933 Act”), the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of an Underlying Fund’s investment income may be received or realized in foreign currencies, an Underlying Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

Foreign Mortgage-Related Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations such as, Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited. The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

International Debt Securities

International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures, and notes, together with preferred stocks, pay-in-kind securities, or zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, an Underlying Fund considers the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries, and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in an Underlying Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. An Underlying Fund’s portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of an Underlying Fund’s investment income may be received or realized in foreign currencies, the Underlying Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, (“1933 Act”), the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration, or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Sovereign Debt Securities

Sovereign debt securities are issued by governments of foreign countries. The sovereign debt securities in which an Underlying Fund may invest may be rated below investment-grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher-rated securities. Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay and may be issued by other emerging countries.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Risks of Investing in Sovereign Debt/Brady Bonds

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including an Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which an Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Underlying Fund to suffer a loss of interest or principal on any of its holdings.

Supranational Agencies

Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment, and provide technical assistance to member nations in the Asian and Pacific regions.

DERIVATIVES

A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures, options, swaps and warrants. Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund or an Underlying Fund to invest than “traditional” securities would.

Some derivatives may be used for “hedging,” which means that they may be used when the sub-adviser seeks to protect the Fund’s or an Underlying Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the sub-adviser seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of the Fund’s or an Underlying Fund’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the sub-adviser’s ability to predict and understand relevant market movements.

Derivatives can be volatile and involve various types and degrees of risk depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund or an Underlying Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund or an Underlying Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Fund or an Underlying Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund or the Underlying Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which the Fund or an Underlying Fund invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the Fund or an Underlying Fund, the ability of the Fund or an Underlying Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s or an Underlying Fund’s adviser or sub-adviser to forecast interest rates and other economic factors correctly. If the adviser or sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund or an Underlying Fund could be exposed to the risk of loss.

The Fund or an Underlying Fund might not employ any of the strategies described below and no assurance can be given that any strategy used will succeed. If the Fund’s and/or an Underlying Fund’s adviser or sub-adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the Fund or the Underlying Fund, the Fund or the Underlying Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses by offsetting favorable price movements in related investments or otherwise due to the possible inability of the Fund or an Underlying Fund to purchase or sell a portfolio security at a time that otherwise would be favorable; the possible need to sell a portfolio security at a disadvantageous time because the Fund or the Underlying Fund is required to maintain asset coverage; offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund or the Underlying Fund to close out or to liquidate its derivatives positions. In addition, the Fund or an Underlying Fund’s use of such instruments may cause the Fund or the Underlying Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

The Fund and the Underlying Funds have each claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Fund or an Underlying Fund.

Foreign Currency Futures Contracts

Foreign currency futures contracts may be used for hedging purposes. A foreign currency futures contract provides for the future sale by one party, and purchase by another party, of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European euro. Other foreign currency futures contracts are likely to be developed and traded in the future.

Forward Currency Contracts

Forward currency contracts are entered into in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges so that, in most cases, either party can close out its position on the exchange for cash without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option at a specified price and on or before a specified expiration date.

The Fund and/or certain Underlying Funds may invest in futures contracts and options thereon (“futures options”) including such contracts or options with respect to, but not limited to, interest rates, commodities, and security or commodity indices. To the extent that the Fund and/or an Underlying Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency, or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies including: the S&P 500® Index; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; and certain multi-national currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund and/or certain Underlying Funds may purchase and write call and put futures options, as specified for the Fund and/or those Underlying Funds in this SAI or the Prospectuses. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Certain Underlying Funds intend generally to limit their use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations, and practice. For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Underlying Fund’s securities or the price of the securities which the Underlying Fund intends to purchase. An Underlying Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce an Underlying Fund’s exposure to interest rate fluctuations, the Underlying Fund may be able to hedge its exposure more effectively, and perhaps at a lower cost, by using futures contracts and futures options.

Certain Underlying Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by an Underlying Fund, the Underlying Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Initial margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to an Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. An Underlying Fund expects to earn interest income on its initial margin deposits. A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, an Underlying Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by an Underlying Fund but is instead a settlement between the Underlying Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Underlying Fund will mark-to-market its open futures positions.

Certain Underlying Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by an Underlying Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, an Underlying Fund realizes a capital gain, or if it is more, the Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, an Underlying Fund realizes a capital gain, or if it is less, the Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations.

A covered straddle consists of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet an Underlying Fund’s immediate obligations. An Underlying Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, an Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Financial Futures Contracts and Related Options

Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities intended to be purchased. An Underlying Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Underlying Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges: (i) long (or buying) hedges; and (ii) short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in an Underlying Fund’s portfolio may be protected against, to a considerable extent, by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that an Underlying Fund may wish to purchase in the future by purchasing futures contracts.

Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills, and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500® Index and such other broad-based stock market indices as the NYSE Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

In contrast to the situation when an Underlying Fund purchases or sells a security, no security is delivered or received by the Underlying Fund upon the purchase or sale of a financial futures contract. Initially, an Underlying Fund will be required to segregate with its custodian bank, an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. government securities, or other appropriate high-grade securities equal to the market value of the futures contract, minus an Underlying Fund’s initial margin deposit with respect thereto, will be segregated with the Underlying Fund’s custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which an Underlying Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Code for qualification as a RIC.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

An Underlying Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations and Risks on Futures Contracts and Related Options

The purchase of options involves certain risks. If a put option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Underlying Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. An Underlying Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements, an Underlying Fund would continue to be required to make daily margin payments. In this situation, if an Underlying Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, an Underlying Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on an Underlying Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause an Underlying Fund to incur additional brokerage commissions and may cause an increase in the Underlying Fund’s portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the adviser or sub-adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by an Underlying Fund, or such prices move in a direction opposite to that anticipated, an Underlying Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of an Underlying Fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, an Underlying Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where an Underlying Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Underlying Fund’s portfolio may decline. If this occurred, an Underlying Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before an Underlying Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Underlying Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Underlying Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for an Underlying Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to an Underlying Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Limitations on Use of Futures and Futures Options

In general, an Underlying Fund intends to enter into positions in futures contracts and related options only for “bona fide hedging” purposes. When purchasing a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, an Underlying Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Underlying Fund.

When selling a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board that are equal to the market value of the instruments underlying the contract. Alternatively, an Underlying Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Underlying Fund (or at a higher price if the difference is maintained in liquid assets with the Underlying Fund’s custodian).

When selling a call option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, an Underlying Fund may cover the position either by entering into a short position in the same futures contract or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Underlying Fund.

When selling a put option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, an Underlying Fund may cover the position either by entering into a short position in the same futures contract or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Underlying Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover an Underlying Fund’s obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on the NAV of any increase or decrease in the market value of the Underlying Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on an Underlying Fund’s portfolio securities. Thus, the use of a longer-term security may require an Underlying Fund to hold offsetting short-term securities to balance the Underlying Fund’s portfolio such that the Underlying Fund’s duration does not exceed the maximum permitted for the Underlying Fund in the prospectuses.

The requirements for qualification as a RIC also may limit the extent to which an Underlying Fund may enter into futures, futures options, or forward contracts.

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in an Underlying Fund’s securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures or a futures option position, and that the Underlying Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Options

The Fund and/or certain Underlying Funds may purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

An Underlying Fund may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. An Underlying Fund may also write combinations of put and call options on the same security, known as “straddles”. Such transactions can generate additional premium income but also present increased risk. An Underlying Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Underlying Fund wants to purchase at a later date. An Underlying Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

The Fund may write uncovered calls. In the case of a call option on a security, the option is “covered” if an Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Underlying Funds. For a call option on an index, the option is covered if an Underlying Fund maintains with its custodian assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if an Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Underlying Funds in segregated assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if an Underlying Fund segregates assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, equal to the exercise price. A put option is also covered if an Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in segregated assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board.

Effecting a closing transaction in the case of a sold call option will permit an Underlying Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Underlying Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit an Underlying Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of an Underlying Fund, provided that another option on such security is not sold.

An Underlying Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by an Underlying Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Underlying Fund is more than the premium paid for the original purchase. Conversely, an Underlying Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Underlying Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Underlying Fund.

An Underlying Fund may sell options in connection with buy-and-write transactions; that is, the Underlying Fund may purchase a security and then sell a call option against that security. The exercise price of the call an Underlying Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an Underlying Fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Underlying Fund’s purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Underlying Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, an Underlying Fund may elect to close the position or retain the option until it is exercised, at which time the Underlying Fund will be required to take delivery of the security at the exercise price; the Underlying Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by an Underlying Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

An Underlying Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date. By entering into a straddle, an Underlying Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Underlying Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, an Underlying Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, an Underlying Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by an Underlying Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

An Underlying Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit an Underlying Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, an Underlying Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

An Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. If such increase occurs, the call option will permit an Underlying Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by an Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to an Underlying Fund.

In certain instances, an Underlying Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to an Underlying Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, an Underlying Fund assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

If an option written by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Underlying Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when an Underlying Fund desires.

The Fund or certain Underlying Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund and/or an Underlying Fund’s immediate obligations. The Fund and/or an Underlying Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund and/or an Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Exchange-Traded Options

Exchange-traded options generally have a continuous liquid market while Over-the-Counter Options (“OTC Options”) may not. Consequently, the Fund and or Underlying Funds can realize the value of an OTC Option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund or Underlying Fund writes an OTC Option, the Fund or the Underlying Fund can close out the option price to its expiration only by entering into a closing purchase transaction with the dealer. While each Underlying Fund seeks to enter into OTC Options only with dealers who can enter into closing transactions with the Underlying Fund, no assurance exists that the Underlying Fund will at any time be able to liquidate an OTC Option at a favorable price at any time prior to expiration. Unless an Underlying Fund, as a covered call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, an Underlying Fund may be unable to liquidate an OTC Option. With respect to options written by an Underlying Fund, the inability to enter into a closing transaction may result in material losses to the Underlying Fund. For example, because an Underlying Fund must maintain a secured position with respect to any call option on a security it writes, the Underlying Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Underlying Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

OTC Options and the assets used as cover for written OTC options are considered to be illiquid securities. Unlike exchange-traded options, OTC options do not trade in a continuous liquid market. In connection with OTC option arrangements, the Fund and/or an Underlying Fund have established standards for the creditworthiness of the dealers with which it may enter into OTC option contracts and those standards, as modified from time to time, are implemented and monitored by the Fund’s and/or the Underlying Fund’s adviser or sub-adviser. Under these special arrangements, the Fund and/or an Underlying Fund will enter into contracts with dealers that provide that the Fund or Underlying Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between the contracts with different dealers, the formula will generally be based on a multiple of the premium received by the Fund or Underlying Fund for writing the option, plus the amount, if any, by which the option is “in the money.” The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out of the money.” Strike price refers to the price at which an option will be exercised. Covered assets refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the OTC option contracts written by the Fund or Underlying Fund. Under such circumstances, the Fund or Underlying Fund will treat as illiquid that amount of the covered assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in the money.”) Although each agreement will provide that the Fund’s or the Underlying Fund’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund or Underlying Fund might pay more to repurchase the OTC Option contract than the Fund or Underlying Fund would pay to close out a similar exchange-traded option.

While the Fund and/or the Underlying Funds seek to enter into OTC Options only with dealers who can enter into closing transactions with the Fund and/or an Underlying Fund, no assurance exists that the Fund and/or an Underlying Fund will at any time be able to liquidate an OTC Option at a favorable price at any time prior to expiration. If the Fund and/or an Underlying Fund, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund and/or an Underlying Fund may be unable to liquidate an OTC Option. With respect to options written by the Fund and/or an Underlying Fund, the inability to enter into a closing transaction may result in material losses to the Fund and/or an Underlying Fund. For example, because the Fund and/or an Underlying Fund must maintain a secured position with respect to any call option on a security it writes, the Fund and/or the Underlying Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund and/or the Underlying Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

Foreign Currency Options

Foreign currency options are used separately or in combination to control currency volatility. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund and/or an Underlying Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, writing options on foreign currency options constitutes only a partial hedge up to the amount of the premium received. The Fund and/or an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s and/or an Underlying Fund’s position, the Fund and/or the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs.

Put and Call Options

Put and call options are derivative securities traded on U.S. and foreign exchanges, including the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange, and NYSE. Except as indicated in “Portfolio Hedging,” the Fund and/or an Underlying Fund may engage in trading of such derivative securities exclusively for hedging purposes.

If a put option is purchased, the Fund and/or an Underlying Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the Fund’s or an Underlying Fund’s adviser or sub-adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund and/or an Underlying Fund holds a stock which the Fund’s or the Underlying Fund’s adviser or sub-adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund and/or the Underlying Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund and/or an Underlying Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date the Fund and/or an Underlying Fund exercises the put, less transaction costs, is the amount by which the Fund and/or the Underlying Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Fund and/or an Underlying Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund and/or an Underlying Fund realizes on the sale of the securities.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund and/or an Underlying Fund has a short position in the underlying security and the security thereafter increases in price. The Fund and/or an Underlying Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the Fund and/or an Underlying Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund and/or the Underlying Fund realizes on the cover of the short position in the security.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. The Fund and/or an Underlying Fund generally will purchase only those options for which the Fund’s or Underlying Fund’s adviser or sub-adviser believes there is an active secondary market to facilitate closing transactions.

Stock Index Options

Stock index options include put and call options with respect to the S&P 500® Index and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which the Fund and/or an Underlying Fund intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund and/or an Underlying Fund.

The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund and/or an Underlying Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund and/or an Underlying Fund of options on a stock index depends on the Fund’s and/or the Underlying Fund’s adviser or sub-adviser’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund and/or an Underlying Fund could be unable to close out options which it had purchased and, if restrictions on exercise were imposed, the Fund and/or the Underlying Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund and/or the Underlying Fund. The Fund and/or an Underlying Fund purchase put or call options only with respect to an index which the Fund’s and/or an Underlying Fund’s adviser or sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks Associated with Options

There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund and/or an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund and/or the Underlying Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund and/or an Underlying Fund seeks to close out an option position. If the Fund and/or an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund and/or an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund and/or an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund and/or an Underlying Fund, the Fund and/or the Underlying Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund and/or an Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund and/or an Underlying Fund is covered by an option on the same index purchased by the Fund and/or the Underlying Fund, movements in the index may result in a loss to the Fund and/or the Underlying Fund. However, such losses may be mitigated by changes in the value of the Fund’s and/or the Underlying Fund’s securities during the period the option was outstanding.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures, and margin requirements than in the United States; and (v) lesser trading volume.

A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which an Underlying Fund may enter into options transactions may be limited by the Code requirements for qualification of the Underlying Fund as a RIC. (See “Tax Considerations.”)

In addition, foreign option exchanges do not afford participants many of the protections available in U.S. option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an Underlying Fund as an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements typically associated with such option writing. (See “Over-the-Counter Options.”)

Straddles

A straddle is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of an Underlying Fund’s overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swap Agreements and Options on Swap Agreements

Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, and credit and event-linked swaps.

To the extent an Underlying Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. Certain Underlying Funds may also enter into options on swap agreements (“swap options”).

Certain Underlying Funds may enter into swap transactions for any legal purpose consistent with its investment objective and policies such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one (1) year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index).

Forms of swap agreements include interest rate caps under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with an Underlying Fund’s investment objective and general investment policies, the Underlying Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating rate interest payments for the total return on a commodity index. In a total return commodity swap, an Underlying Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed upon fee. If the commodity swap is for one period, an Underlying Fund may pay a fixed fee established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, an Underlying Fund may pay an adjustable or floating fee. With a floating rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Underlying Fund may be required to pay a higher fee at each swap reset date.

The interest rate swaps, currency swaps, and other types of swap agreements (including swaps on securities and indices) in which an Underlying Fund may invest are described in the Prospectuses. An Underlying Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Underlying Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as “aggregation.”

Certain Underlying Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. An Underlying Fund may be either the buyer or seller in a credit default swap transaction. If an Underlying Fund is a buyer and no event of default occurs, the Underlying Fund will lose its investment and recover nothing. However, if an event of default occurs, an Underlying Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between six (6) months and three (3) years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if an Underlying Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. Each Underlying Fund that may engage in swaps may write (sell) and purchase put and call swap options.

Most swap agreements entered into by an Underlying Fund would calculate the obligations of the parties to the agreement on a net basis. Consequently, an Underlying Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An Underlying Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the board, to avoid any potential leveraging of the Underlying Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of an Underlying Fund’s investment restrictions concerning senior securities.

Whether an Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Underlying Fund’s adviser or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven (7) days, swap agreements may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. An Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Underlying Fund’s repurchase agreement guidelines). Certain restrictions imposed on an Underlying Fund by the Code may limit the Underlying Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Underlying Fund writes a swap option, upon exercise of the option the Underlying Fund will become obligated to make payments according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost, or credit enhancement terms. Third, swap agreements may not be entered into, and traded on or through, a multilateral transaction execution facility.

This exemption is not exclusive and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange-style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

An Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the adviser or sub-adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that an Underlying Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by an Underlying Fund are considered to be illiquid assets.

Credit Default Swaps

An Underlying Fund may enter into credit default swaps, both directly (“unfunded credit default swaps”) and indirectly in the form of a swap embedded within a structured note (“funded credit default swaps”), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities.

An Underlying Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, an Underlying Fund would keep the stream of payments and would have no payment obligations. As the seller, an Underlying Fund would be subject to investment exposure on the notional amount of the swap.

An Underlying Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case an Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to an Underlying Fund in the event of a default.

An Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date. An Underlying Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay.

Cross-Currency Swaps

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Interest and Currency Swaps

Interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions. An interest rate or currency swap involves an agreement between an Underlying Fund and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (i.e., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. An Underlying Fund usually enters into such transactions on a “net” basis, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of an Underlying Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Underlying Fund’s custodian. If an Underlying Fund enters into a swap on other than a net basis, or sells caps or floors, the Underlying Fund maintains a segregated account in the full amount accrued on a daily basis of the Underlying Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

An Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation. The Underlying Funds’ adviser or sub-adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that an Underlying Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by an Underlying Fund are considered to be illiquid assets.

Interest Rate Caps and Interest Rate Floors

An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Swaps, Caps and Floors. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC Options. In connection with such transactions, an Underlying Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, an Underlying Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, an Underlying Fund might be unable to obtain its expected benefit. In addition, while certain Underlying Funds will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Underlying Fund, there can be no assurance that an Underlying Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair an Underlying Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Interest Rate Swaps

As indicated above, an interest rate swap is a contract between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.” In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

Securities Swaps

This is a technique primarily used to indirectly participate in the securities market of a country from which an Underlying Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. An Underlying Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, such Underlying Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

Swap Options

A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise change an existing swap agreement at some designated future time on specified terms.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the an Underlying Fund’s portfolio because, in addition to its total net assets, the Underlying Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Underlying Fund thereunder, and conversely, that the Underlying Fund will not be able to meet its obligation to the counterparty.

Risks of Investing in Swap Agreements or Swap Options

Whether the Fund’s or Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund or an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. The Fund or an Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s or Underlying Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund or an Underlying Fund by the Code may limit the Fund’s or the Underlying Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s or Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund or an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund or an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund or an Underlying Fund writes a swap option, upon exercise of the option the Fund or the Underlying Fund will become obligated according to the terms of the underlying agreement.

The Fund or an Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the adviser or sub-adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund or an Underlying Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by the Fund or an Underlying Fund are considered to be illiquid assets.

Synthetic Convertible Securities

Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, an Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. An Underlying Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by an NRSRO and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are those that have the characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents 3.00% of the trust’s assets.

The remaining 97% consists of subordinated debts, which are then sold to investors. The trust uses the sale proceeds to purchase a subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the funds received to make dividend payments to the holders of the trust-preferred securities. The primary advantage for this particular structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the purpose of calculation capital requirements.

In certain instances, this structure involves more than one financial institution and accordingly, more than one trust. In this pooled offering, a separate trust is created that issues securities to investors and uses the proceeds to purchase the trust-preferred securities issued by the special-purpose trust subsidiaries of the participating financial institutions. Therefore, the trust-preferred securities held by investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks of the trust-preferred securities, the adviser or sub-adviser evaluates the financial condition of the financial institution as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to an Underlying Fund.

Warrants

A warrant gives the holder a right to purchase at any time during a specified period, a predetermined number of shares of common stocks at a fixed price. Unlike convertible debt securities or preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach, or have reasonable prospects of reaching, a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of an Underlying Fund’s entire investment therein).

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If an Underlying Fund were not to exercise an Index Warrant prior to its expiration, then the Underlying Fund would lose the amount of the purchase price paid by it for the warrant. Certain Underlying Funds will normally use Index Warrants in a manner similar to their use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit an Underlying Fund’s ability to exercise the warrants at such time, or in such quantities, as the Underlying Fund would otherwise wish to do.

INVESTMENT TECHNIQUES

Borrowing

If an Underlying Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If an Underlying Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Underlying Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of an Underlying Fund’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or an Underlying Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by each Underlying Fund’s investment policies and restrictions.

Concentration

Certain Underlying Funds “concentrate” (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of their assets will be invested in these assets at all times. As a result, the Underlying Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Portfolio Hedging

Hedging against changes in financial markets, currency rates, and interest rates may be utilized. One form of hedging is with derivatives. Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although an Underlying Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for an Underlying Funds than if it did not hedge. If an Underlying Fund does not correctly predict a hedge, it may lose money. In addition, an Underlying Fund pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions. Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent an Underlying Fund’s adviser’s or sub-adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to an Underlying Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Underlying Fund to hold a security it might otherwise sell.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Underlying Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Underlying Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. In addition, an Underlying Fund pays commissions and other costs in connection with such investments.

Losses resulting from the use of hedging transactions will reduce an Underlying Fund’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States. When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in an Underlying Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures, and margin requirements than in the United States; and (v) lower trading volume and liquidity.

An Underlying Fund’s options, futures, and swap transactions will generally be entered into for hedging purposes to protect against possible changes in the market values of securities held in or to be purchased for an Underlying Fund’s portfolio resulting from securities markets, currency, or interest rate fluctuations. In addition, an Underlying Fund’s derivative investments may also be used for non-hedging purposes; to protect an Underlying Fund’s unrealized gains in the values of its portfolio securities; to facilitate the sale of such securities for investment purposes; to manage the effective maturity or duration of an Underlying Fund’s portfolio; or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Underlying Fund’s net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Underlying Fund’s net assets at any one time and, to the extent necessary, the Underlying Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under “Options,” “Futures Contracts,” and “Interest Rate and Currency Swaps.”

Repurchase Agreements

Repurchase agreements may be considered to be loans by an Underlying Fund for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, an Underlying Fund acquires securities from financial institutions such as brokers, dealers, and banks, subject to the seller’s agreement to repurchase and the Underlying Fund’s agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one (1) year) from the date of delivery. The repurchase price generally equals the price paid by an Underlying Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and an Underlying Fund’s adviser or sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by an Underlying Fund’s custodian, in the Federal Reserve/Treasury Book-Entry System, or an equivalent foreign system. If the seller defaults on its repurchase obligation, an Underlying Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause an Underlying Fund’s rights with respect to such securities to be delayed or limited. To mitigate this risk, an Underlying Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

The Underlying Funds treat any securities subject to restrictions on repatriation for more than seven (7) days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by an Underlying Fund’s board and guidelines adopted by the board, the Underlying Fund’s adviser or sub-adviser has determined to be liquid.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the value ascribed to it by an Underlying Fund. An Underlying Fund may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or an Underlying Fund’s adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Board has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board’s oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

A security’s illiquidity might prevent the sale of such a security at a time when an Underlying Fund’s adviser or sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition. . If institutional trading in restricted securities were to decline to limited levels, the liquidity of an Underlying could be adversely affected.

Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund’s decision to dispose of these securities and the time when the Underlying Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by an Underlying Fund pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by an Underlying Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when an Underlying Fund would be permitted to sell them. Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. An Underlying Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by an Underlying Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by an Underlying Fund in good faith pursuant to procedures adopted by the Underlying Fund’s Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers” and, under an Underlying Fund’s procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

An Underlying Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Underlying Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of an Underlying Fund are registered for sale.

The Underlying Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the adviser or sub-adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

An Underlying Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, an Underlying Fund will sell portfolio securities to dealers in U.S. government securities held by an Underlying Fund, with an agreement that the Underlying Fund will repurchase such securities at an agreed upon date, price and interest payment. An Underlying Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time an Underlying Fund enters into a reverse repurchase agreement, an Underlying Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of an Underlying Fund’s total assets. Under the 1940 Act, the Underlying Funds are required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three (3) days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of an Underlying Fund’s holdings may be disadvantageous from an investment standpoint. To the extent an Underlying Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Underlying Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Underlying Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or an Underlying Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

An Underlying Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC in order to enhance portfolio returns and manage prepayment risks. A dollar roll transaction is similar to a reverse repurchase agreement in certain respects. In a dollar roll transaction, an Underlying Fund sells a mortgage-related security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon, and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, an Underlying Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for an Underlying Fund exceeding the yield on the sold security. When an Underlying Fund enters into a dollar roll transaction, cash and/or liquid assets of the Underlying Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled. Because dollar-roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.

A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

Whether a reverse repurchase agreement or dollar roll transaction produces a gain for an Underlying Fund depends upon the costs of the agreements (i.e., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then an Underlying Fund’s NAV will increase faster than otherwise would be the case. Conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, the NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar roll transactions as leveraging techniques, may increase an Underlying Fund’s yield in the manner described above. However, such transactions also increase an Underlying Fund’s risk to capital and may result in a shareholder’s loss of principal.

Securities Lending

An Underlying Fund may lend its portfolio securities to financial institutions such as broker-dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage set forth in an Underlying Fund’s prospectuses. No lending may be made to any companies affiliated with the adviser.

These loans earn income for an Underlying Fund and are collateralized by cash, securities, or letters of credit. An Underlying Fund might experience a loss if the financial institution defaults on the loan. An Underlying Fund seeks to mitigate this risk through contracted indemnification upon default. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. An Underlying Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by an Underlying Fund would be invested in high quality, short-term money market instruments. An Underlying Fund currently intend to limit the lending of its portfolio securities so that, at any given time, securities loaned by the Underlying Fund represent not more than one-third of the value of its total assets.

The borrower, at all times during the loan, must maintain with the lending Underlying Fund cash or cash equivalent collateral or provide to that Underlying Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the lending Underlying Fund must terminate the loan and vote the securities. Alternatively, the lending Underlying Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any interest or distributions paid on such securities. An Underlying Fund may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending Underlying Fund or the borrower at any time. Each lending Underlying Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

There is the risk that when lending portfolio securities, the securities may not be available to an Underlying Fund on a timely basis, and the Underlying Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in an Underlying Fund. When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. An Underlying Fund could incur losses in connection with the investment of such cash collateral.

Short Sales and Short Sales “Against the Box”

An Underlying Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales against the box). An Underlying Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker), or unless an Underlying Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities, or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities, or other liquid debt or equity securities deposited with the broker and otherwise segregated, may not, at any time, be less than the market value of the securities sold short at the time of the short sale. Each Underlying Fund will comply with these requirements. In addition, as a matter of policy, each Underlying Fund’s board has determined that such Underlying Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Underlying Fund’s total assets, taken at market value.

The extent to which an Underlying Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Underlying Fund as a RIC.

Short Sales

A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation that the market value of the security will decline. To complete the sale, an Underlying Fund must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Underlying Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. An Underlying Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. An Underlying Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which an Underlying Fund has a short position can range from one day to more than a year. Until an Underlying Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Underlying Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan.

To meet current margin requirements, an Underlying Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by an Underlying Fund create opportunities to increase the Underlying Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since an Underlying Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Underlying Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest an Underlying Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although an Underlying Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions an Underlying Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Short Sales Against the Box

If an Underlying Fund makes a short sale “against the box,” the Underlying Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, an Underlying Fund will deposit in escrow, in a separate account with the Underlying Fund’s custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. An Underlying Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Underlying Fund, because the Underlying Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

An Underlying Fund’s decision to make a short sale against the box may be a technique to hedge against market risks when the Underlying Fund’s adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security. In such case, any future losses in an Underlying Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities an Underlying Fund owns, either directly or indirectly and, in the case where the Underlying Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

To Be Announced (“TBA”) Sale Commitments

TBA sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an Underlying Fund will maintain in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, an Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If an Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

When-Issued Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time, an Underlying Fund may purchase or sell securities on a when-issued or a delayed-delivery basis, generally fifteen (15) to forty-five (45) days after the commitment is made. An Underlying Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, an Underlying Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When an Underlying Fund commits to purchase a security on a when-issued or delayed-delivery basis, it will set up procedures consist with the applicable interpretations of the SEC concernning such purchases. Since that policy currently recommends that an amount of an Underlying Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Underlying Fund will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. An Underlying Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be marked-to-market daily. An Underlying Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Underlying Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, such Underlying Fund may realize a taxable gain or loss. When an Underlying Fund engages in when-issued, forward commitment, and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in an Underlying Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous. Certain Underlying Funds may not purchase when-issued securities or enter into firm commitments if, as a result, more than 15% of the Underlying Fund’s net assets would be segregated to cover such securities.

When the time comes to pay for the securities acquired on a delayed-delivery basis, an Underlying Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Underlying Fund’s payment obligation). Depending on market conditions, an Underlying Fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, an Underlying Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if an Underlying Fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When an Underlying Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in an Underlying Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from an Underlying Fund.

The investment objective of the Fund is not fundamental and may be changed by a vote of the Board without shareholder approval.

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders, of which the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding securities.

As a matter of fundamental policy, the Fund may not:

1.

purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies;

2.

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or tax exempt securities issued by any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund;

3.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund;

4.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund;

5.

purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts, or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts;

7.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Fund; or

8.

underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by Global Industry Classification Standards or Bloomberg L.P. The Fund’s adviser or sub-adviser believes that the industry characteristics selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

For temporary and defensive purposes, the Fund and/or an Underlying Fund may invest up to 100% of its total assets in investment-grade fixed-income securities (including short-term U.S. government securities, investment-grade debt instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper, and floating rate notes), preferred stocks, and repurchase agreements. Under normal circumstances, the Fund and/or an Underlying Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

PORTFOLIO TURNOVER

The Fund may sell a portfolio investment soon after its acquisition if the Sub-Adviser believes that such a disposition is consistent with the Fund’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A change in securities held in the Fund’s portfolio is known as “portfolio turnover” and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one (1) year or less. The Fund cannot accurately predict its turnover rate, however, the rate will be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of capital gains by the Fund.

A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high turnover rate would increase commission expenses and may involve realization of capital gains by a Fund. These expenses are ultimately borne by a Fund’s shareholders.

The Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

For Global Target Payment Fund, the 157% increase in the annual turnover rate from 2010 to 2011 was due to a change in strategic allocations adding allocations to new Underlying Funds and decreasing and/or eliminating allocations to other Underlying Funds that resulted in large trades to accommodate the re-allocation of assets.

DISCLOSURE OF THE FUND’S PORTFOLIO SECURITIES

The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Fund posts its portfolio holdings schedule on ING’s website on a month-end basis and makes it available 10 calendar days following the end of the previous calendar month or as soon thereafter as practicable. The Fund may also post its complete or partial portfolio holdings on its website as of a specified date. The portfolio holdings schedule is as of the last day of the previous calendar month-end (i.e., the Fund will post the month-end June 30 holdings on July 11). The Fund may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

The Fund also compiles a list composed of its ten largest holdings (“Top Ten”). This information is produced monthly and is made available on ING’s website on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month or as soon thereafter as practicable.

Investors (both individual and institutional), financial intermediaries that distribute the Fund’s shares, and most third parties may receive the Fund’s annual or semi-annual shareholder reports, or view them on ING’s website, along with the Fund’s portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, the Fund may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when the Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Fund’s disclosure of its portfolio holdings may include disclosure:

—	to the Fund’s independent registered public accounting firm, named herein, for use in providing audit opinions;
—	to financial printers for the purpose of preparing Fund regulatory filings;
—	for the purpose of due diligence regarding a merger or acquisition;
—	to a new adviser or sub-adviser prior to the commencement of its management of the Fund;
—	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more data from the Fund than is posted on ING’s website);
—	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;
—

to service providers, on a daily basis, in connection with their providing services benefiting the Fund, such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting, or class action services providers;

—	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders;
—	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or
—

to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s adviser, sub-adviser, principal underwriter, or any affiliated person of the Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Fund’s administrator to implement the Board’s Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund’s shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-advisers, principal underwriter, and their affiliates. The Board has authorized the senior officers of the Fund’s administrator to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund’s administrator reports quarterly to the Board regarding the implementation of the Policies.

The Fund has the following ongoing arrangements with certain third parties to provide the Fund’s full portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for ING Funds Line of Credit	As requested	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Class Action Services	Monthly	10 days
Charles River Development	Compliance	Daily	None
Coates Analytics, a Division of Albridge Solutions, Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provisions of Analytics for Oversight and Reporting of Securities Lending	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department. All waivers and exceptions involving the Fund will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Fund, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE COMPANY

The following information supplements, and should be read in conjunction with, the section in the Prospectuses entitled “Management of the Fund.”

The Board

The Directors of the Company are responsible for the oversight and supervision of the affairs of the Company as is described more fully below. Neither the Company’s charter nor the Charter of the Nominating Committee sets forth specific qualifications to serve as a Director, although the Nominating Committee Charter identifies certain factors that the Committee may take into account when considering Director candidates. Each Director serves until the Director’s successor is duly elected and qualified, subject to any retirement policy adopted by the Board or the Independent Directors. The Independent Directors have adopted a policy requiring each Independent Director to retire from the Board as of the latter of: (i) the March 31 next occurring after the Independent Director attains the age of 72; and (ii) the date his successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he attains the age of 72. The retirement policy may, at any time, be suspended by vote of a majority of the Independent Directors, which suspension occurred effective March 11, 2010.

The Directors have varied experiences, attributes, and skills that are utilized in overseeing the Fund’s activities, reviewing contractual arrangements with companies that provide services to the Fund, and reviewing the Fund’s performance. Among the attributes or skills common to all Directors are their ability to (i): review critically, evaluate, question, and discuss information provided to them; (ii) interact effectively with the other Directors, the adviser, sub-advisers, other service providers, counsel, and the independent registered public accounting firm; and (iii) exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained through the Director’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Company and the other companies and trusts in the ING complex of mutual funds (the “Fund Complex”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Director’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences.

Information for each Director is set forth in the table below:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years (and other relevant experience, attributes, and skills)(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past 5 Years
Directors who are not “Interested Persons”
Dr. Albert E. DePrince, Jr. 7337 East Doubletree Ranch Rd., Suite 100 Scottsdale, Arizona 85258 Age: 70	Chairman and Director	June 1998 - Present

Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and various positions with the Academy of Economics and Finance (2003 – 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 – 2002); Chief Economist, Marine Midland Bank (1987 – 1990); various Positions, Marine Midland Bank (1978 – 1990); and Economist, Federal Reserve Bank of New York (1969 – 1978).

Ph.D. in Economics.

Director of Academy of Economics and Finance (February 2001 – February 2003).

Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance, and monetary policy.

				37	None.
Martin J. Gavin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2009 – June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 – May 2006); various positions for the Phoenix Companies, Inc. (1984 - 2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 – 1984); and various positions at CIGNA Corporation (1973 – 1980).	37	None.
Russell H. Jones 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	December 2007 - Present	Retired. Director, Hill-Stead Museum (non-profit) (2008 – Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008); President, Hartford Area Business Economists (1986 - 1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank 1966 -1973) Certified AARP Tax Counselor (2011)	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 – 2005).

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years (and other relevant experience, attributes, and skills)(1)	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past 5 Years
Sidney Koch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 76	Director	April 1994 – Present	Retired. Self-Employed Consultant (June 2000 – Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 – 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986-1993).	37	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present). Formerly, Senior Manager, Arthur Andersen LLP (1995 –1999); Senior Manager, Coopers & Lybrand, LLP (1993 – 1995); Manager, Price Waterhouse (1988 – 1993); Second Vice President, Smith Barney (1985 – 1988); and Consultant, Arthur Andersen & Co. (1984 – 1985).	37	None.
Director who is an “Interested Person”
Shaun Mathews(3)(4) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	177	ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 – Present); ING Funds Services, LLC, ING Investments, LLC, and ING Investment Management, LLC (December 2006 - Present); and ING Investment Trust Co. (April 2009 – Present).

(1)

The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.

(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. The number of Funds in the Fund Complex is as of January 31, 2012.

(3)

Mr. Mathews is also a director/trustee of the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies.

(4)	“Interested person” as defined in the 1940 Act, by virtue of this Director’s current or prior affiliation with any of the Fund, ING or any of ING’s affiliates.

Officers

Information about the Company’s Officers is set forth in the table below:

Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President	April 2002 – Present	Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 – Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 – Present). Formerly, Chief Compliance Officer, ING Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Officer	March 2002 – Present	Executive Vice President, ING Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Chief Compliance Officer	February 2012 - Present	Chief Compliance Officer, ING Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services, LLC (March 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	December 2003 – Present	Senior Vice President, ING Investments, LLC (October 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 41	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (May 2006 – Present).
Gregory K. Wilson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	September 2011 – Present	Senior Vice President, Fund Compliance, ING Funds Services, LLC (October 2009 – Present). Formerly, Finance Director, ING Funds Services, LLC (September 2006 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	March 2002 – Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 – Present) and ING Investments, LLC (August 1997 – Present).

Name, Address and Age	Positions Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 – Present	Vice President, ING Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	March 2003 – Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 – Present); Director of Compliance, ING Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 – Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 – April 2010).
William Evans One Orange Way Windsor, CT 06095 Age: 39	Vice President	September 2007 - Present	Senior Vice President (March 2010 – Present) and Head of Manager Research and Selection Group, ING Investment Management (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).
Denise Lewis 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	April 2007 – Present	Vice President, ING Funds Services, LLC (December 2006 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 – Present	Vice President, ING Investment Management Co. LLC and ING Funds (March 2010 – Present); Vice President, ING Funds Services, LLC (March 2006 – Present) and Managing Paralegal, Registration Statements (June 2003 – Present).
Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008 – Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	September 2003 – Present	Vice President and Senior Counsel, ING Investment Management Co. LLC and ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).
Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 60	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, ING Investment Management Co. LLC and ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 – April 2008).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	September 2003 – Present	Senior Vice President and Chief Counsel, ING Investment Management Co. LLC and ING Funds (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).
Kathleen Nichols 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 36	Assistant Secretary	June 2008 – Present	Vice President and Counsel, ING Investment Management Co. LLC and ING Funds (March 2010 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 – March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)	The officers hold office until the next annual meeting of Directors and until their successors shall have been elected and qualified.

Board Leadership Structure

Overall responsibility for oversight of the Company and the Fund rests with the Board. The Board has engaged the adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the adviser and other service providers in the operation of the Company in accordance with the provisions of the 1940 Act, the applicable provisions of Maryland law, other applicable laws and the Company’s charter and By-laws. The Board is currently composed of six (6) members, five (5) of whom are not “interested” persons of the Company (the “Independent Directors”), who have varied experiences, attributes and skills. The Board currently conducts regular meetings four (4) times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls, as necessary, to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities. As discussed below, the Board has established five (5) committees to assist the Board in performing its oversight responsibilities.

Under the terms of the charter of the Contracts Committee, the Independent Director selected to serve as the Chairman of the Contracts Committee also serves as the chairperson of the Board (the “Independent Chairman”). The Independent Chairman serves as an advocate for the other Independent Directors in communications with management on a broad range of matters and as a liaison with service providers, officers, attorneys, and other Directors generally between meetings of the Board. The Independent Chairman may perform such other functions as may be provided by the Board from time-to-time, including participation in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The designation of an individual as the Independent Chairman does not impose on such Independent Director any duties, obligations, or liabilities greater than the duties, obligations, or liabilities imposed on such person as a member of the Board, generally.

The Board has adopted a policy (the “Investment Policy”) whereby each Independent Director is required to invest, directly or indirectly, at least $100,000 (at cost) in one or more mutual funds under the purview of the Board within a three-year time period after becoming an Independent Director. The Board believes that the Investment Policy further aligns the interests of the Independent Directors with those of shareholders and, therefore, enhances the ability of the Independent Directors to represent the interests of shareholders.

The Board believes that the current leadership structure of the Board is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Directors and the full Board in a manner reasonably designed to enhance effective oversight by the Board. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Company and the Fund.

The Company and the Fund are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are subsumed within the responsibilities of the adviser, the sub-advisers, and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs. Each of the adviser, the sub-advisers, and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources, and controls. Risk oversight forms part of the Board’s general oversight of the Company and the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company and the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the adviser, the sub-advisers, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, and internal auditors for the adviser and its affiliates, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board, with the assistance of its Contracts Committee, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory, and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers of the adviser, has approved and periodically reviews valuation policies applicable to valuing the Fund shares and has established a valuation committee of Directors. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees

As noted above, the Board has established a standing Contracts Committee, a standing Audit Committee, a standing Compliance Committee, a standing Nominating Committee, and a standing Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Company and the Fund. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Director. Each of the Committees other than the Valuation Committee is comprised solely of all the Independent Directors. The Valuation Committee is comprised of all the Directors.

Audit Committee. The Board has established an Audit Committee whose function includes, among other things, meeting with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Audit Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Mr. Obermeyer currently serves as Chairperson and Mr. Koch currently serves as Vice Chairperson of the Audit Committee. The Audit Committee meets regularly four (4) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held four (4) meetings during the fiscal year ended October 31, 2011.

Contracts Committee. The Board has established a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Fund and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with the Fund or its shareholders. Annually, the Contracts Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the effectiveness of the Board in overseeing the number of funds under its purview. As part of the annual self-evaluation, the Contracts Committee reviews the mix of experience, attributes, and skills of the Directors. The Contracts Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Contracts Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Dr. DePrince currently serves as Chairperson and Mr. Obermeyer currently serves as Vice Chairperson of the Contracts Committee. The Contracts Committee meets regularly six (6) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held six (6) meetings during the fiscal year ended October 31, 2011.

Nominating Committee. The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Nominating Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. When considering potential nominees to fill vacancies on the Board, the Nominating Committee reviews the mix of experience, attributes, and skills of the Directors. The Nominating Committee is willing to consider nominations for vacancies received from shareholders in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for Director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund) in writing to the Nominating Committee, c/o the Secretary of the Fund, ING Series Fund, Inc., 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Any such recommendation made by such shareholder must contain information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee holds meetings as necessary by telephone or in person to discuss specific matters that are within the scope of the Committee’s charter. The Nominating Committee held one (1) meeting during the fiscal year ended October 31, 2011.

Valuation Committee. The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of five (5) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act. The following Directors serve as members of the Valuation Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, Mr. Mathews, and Mr. Obermeyer. The Valuation Committee holds meetings as necessary by telephone or in person to discuss specific matters that are within the scope of the Committee’s charter. The Valuation Committee held no meetings during the fiscal year ended October 31, 2011.

Compliance Committee. The Board has established a Compliance Committee for the purposes of: (i) providing oversight with respect to compliance by the Fund and its service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the Fund; and (ii) to serve as a committee, and in such capacity to receive, retain, and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws. The Compliance Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Compliance Committee: Dr. DePrince, Mr. Gavin, Mr. Jones, Mr. Koch, and Mr. Obermeyer. Mr. Jones currently serves as Chairperson and Mr. Koch currently serves as Vice Chairperson of the Compliance Committee. The Compliance Committee meets regularly four (4) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four (4) meetings during the fiscal year ended October 31, 2011.

Directors’ Fund Equity Ownership Positions

Set forth in the table below is information regarding each Director’s ownership of equity securities of the Fund by each Director and the aggregate holdings of shares of equity securities of all funds of the Fund Complex for the calendar year ended December 31, 2011.

Name of Director	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Albert E. DePrince, Jr.	N/A	Over $100,000[1]
Martin J. Gavin	N/A	$50,001 - Over $100,000[1]
Russell H. Jones	N/A	Over $100,000[1]
Sidney Koch	N/A	Over $100,000
Joseph E. Obermeyer	N/A	Over $100,000[1]
Interested Director
Shaun P. Mathews	$10,001 - $50,000[1]	Over $1000,000 Over $100,000[1]

1	Includes the value of shares in which a Director has an indirect interest through a deferred compensation plan and/or a 401K plan.

Independent Director Ownership of Securities of the Adviser, Underwriter, and their Affiliates

Set forth in the table below is information regarding each Independent Director’s (and his immediate family members) share ownership in securities of the Fund’s adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by, or under common control with the adviser or principal underwriter of the Fund (not including RICs) as of December 31, 2011.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
Albert E. DePrince, Jr.	N/A	N/A	N/A	$0	N/A
Martin J. Gavin	N/A	N/A	N/A	$0	N/A
Russell H. Jones	N/A	N/A	N/A	$0	N/A
Sidney Koch	N/A	N/A	N/A	$0	N/A
Joseph Obermeyer	N/A	N/A	N/A	$0	N/A

Director Compensation

The Fund pays each Director who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $66,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee attended in person; (iv) $3,500 per attendance of any Committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $50,000 annual fee to the Chairperson of the Contracts Committee (who also serves as the Independent Chairman), $15,000 annual fee to the Chairpersons of the Audit and Compliance Committees, $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $25,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the adviser for which the Directors serve in common as Directors.

Compensation Table

The following table sets forth information provided by the Fund’s adviser regarding the compensation of the Directors by the Fund for the fiscal year ended on October 31, 2011 and compensation of Directors by other funds managed by the adviser and its affiliates for the fiscal year ended October 31, 2011. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the

Company or any other funds managed by the adviser or its affiliates. The Directors are not entitled to receive any pension or retirement benefits in connection with their service.

Name of Director and Position	Aggregate Compensation from the Fund	Total Compensation From Registrant and Fund Complex Paid to Directors[1]
Albert E. DePrince, Jr., Director	$689	$240,000
Martin J. Gavin[2]	$270	$80,000
Russell H. Jones, Director	$590	$205,000
Sidney Koch, Director	$590	$205,000
Corine Norgaard, Director[3]	$286	$112,250
Joseph E. Obermeyer[4], Director	$631	$218,750
Interested Director
Shaun Mathews, Director	N/A	N/A

1	Represents compensation from 37 funds (total in complex as of the fiscal year ended October 31, 2011).
2	Mr. Gavin ceased service as a Director effective June 30, 2010 and recommenced service as Director effective July 1, 2011.
3	Dr. Norgaard ceased services as a Director effective May 4, 2011.
4	Includes amounts deferred pursuant to a deferred compensation plan. During the fiscal year ended October 31, 2011, Mr. Obermeyer deferred $21,875 of his compensation from the ING Fund Complex.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take action regarding the Fund without the consent or approval of shareholders.

As of February 1, 2012, the Directors and Officers of the Company as a group owned less than 1% of any class of the Fund’s outstanding shares. As of that date, to the knowledge of management, no person owned, beneficially or of record, more than 5% of the outstanding shares of any class of the Fund, except as set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Fund
Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class A	5.62%	8.25%
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	Class A	6.42%	11.72%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	17.67%	17.73%
Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	Class A	29.78%	18.61%
UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Fl Jersey City, NJ 07310-2055	Class C	8.58%	2.95%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	12.31%	17.73%
Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class C	21.49%	8.25%
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	Class C	28.85%	11.72%
NFS LLC FEBO Applied Fusion Inc Profit Sharing Plan Ronald R. Musgrove 1915 Republic Avenue San Leandro, CA 94577	Class I	5.81%	6.85%
Second Baptist Church Suffield 235 Halladay Avenue Suffield, CT 06078	Class I	13.25%	0.97%
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	Class I	22.28%	11.72%
Morgan County Foundation 555 South Main Street Madison, GA 30650	Class I	27.26%	1.99%
Central Virginia Electric Coop Gary E. Wood TTEE C/O Human Resources PO Box 247 Lovingston, VA 22949	Class I	31.40%	2.30%

Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Fund
Reliastar Life Insurance Company One Orange Way Windsor, CT 06095-0001	Class R	100.00%	18.61%
LPL Financial Omnibus Customer Account Attn: Eric Silvester 9785 Towne Centre Drive San Diego, CA 92121-1968	Class W	21.17%	2.74%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 510 Marquette AVE S Minneapolis, MN 55402-1110	Class W	25.31%	4.18%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class W	44.53%	17.73%

CODE OF ETHICS

The Fund, the adviser, the sub-adviser, and the Distributor have adopted a code of ethics (“Code of Ethics”) or written supervisory procedures) governing personal trading activities of all Directors, Officers of the Fund, and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of the Fund’s shares. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions. However, such persons are generally required to pre-clear all security transactions with the Fund’s Compliance Department and to report all transactions on a regular basis. The sub-adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund’s portfolio securities. The procedures provide that funds-of-funds, including the Fund, will “echo” vote their interests in Underlying Funds. This means that, if the Fund must vote on a proposal with respect to an Underlying Fund, the Fund will vote its interest in that Underlying Fund in the same proportion all other shareholders in the Underlying Fund voted their interests. The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote. The procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of ING Investments, LLC, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through ING’s website (www.INGInvestment.com) or by accessing the SEC’s EDGAR database (www.sec.gov).

ADVISER

The adviser for the Fund is ING Investments, LLC (“Adviser” or “ING Investments”), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Adviser, subject to the authority of the Board, has the overall responsibility for the management of the Fund’s portfolio subject to delegation of certain responsibilities to another investment adviser. ING Investment Management Co. LLC (“Sub-Adviser” or “ING IM”) serves as Sub-Adviser to the Fund. The Adviser and Sub-Adviser are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) (NYSE:ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. The principal executive offices of ING Groep are located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations. ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned initial public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

The Adviser serves pursuant to an investment management agreement (“Investment Advisory Agreement”) between the Adviser and the Company, on behalf of the Fund. The Investment Advisory Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (“Sub-Advisory Agreement”), the Adviser has delegated certain management responsibilities to the Sub-Adviser for the Fund. The Adviser oversees the investment management of the Sub-Adviser for the Fund.

The Investment Advisory Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund’s assets and the purchase or sale of its portfolio securities. The Adviser also provides investment research and analysis. The Investment Advisory Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

After an initial term of two (2) years, the Investment Advisory Agreement continue in effect from year to year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided, that in either event, the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement may be terminated without penalty with not less than sixty (60) days’ notice by the Board or by a vote of the holders of a majority of the Fund’s outstanding shares voting as a single class or upon not less than sixty (60) days’ notice by the Adviser. The Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

For information regarding the basis for the Board’s approval of the investment advisory and sub-advisory relationships (if applicable), please refer to the Fund’s unaudited semi-annual shareholder report dated April 30, 2011 and the unaudited semi-annual shareholder report to be dated April 30, 2012.

Advisory Fees

The Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser. For its services, the Fund pays the Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets during the month:

Fund	Annual Advisory Fee
ING Global Target Payment	0.08% on all assets

Total Advisory Fees Paid

The following table sets forth the total amount the Fund paid to the Adviser for the fiscal years ended October 31, 2011, 2010, and 2009:

Fund	October 31,
	2011	2010	2009
ING Global Target Payment	$54,867	$32,376	$20,988

Expense Limitation Agreement

The Adviser has entered into an expense limitation agreement with the Fund (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of the Adviser)) do not exceed the following expense limitations:

Fund	Class A	Class C	Class I	Class R	Class W
ING Global Target Payment	1.30%	2.05%	1.05%	1.55%	1.05%

The Fund may, at a later date, reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund’s expense ratios do not exceed the percentages described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement.

The Expense Limitation Agreement provides that these expense limitations shall continue until March 1, 2013. The expense limitations are contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the Expense Limitation Agreement to the lead Independent Director of the Board within ninety (90) days’ prior to the end of the then-current term or upon termination of the Investment Advisory Agreement. The Expense Limitation Agreement may also be terminated by the Company, without payment of any penalty, or upon ninety (90) days’ prior written notice to the Adviser at its principal place of business.

SUB-ADVISER

The Investment Advisory Agreement for the Fund provides that the Adviser, with the approval of the Board, may select and employ investment advisers to serve as sub-advisers for the Fund, shall monitor the Sub-Adviser’s investment programs and results, and shall coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Directors and Officers of the Company who are employees of the Adviser or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, ING IM acts as Sub-Adviser to the Fund. In this capacity, the Sub-Adviser, subject to the supervision and control of the Adviser and the Board, on behalf of the Fund, manages the Fund’s portfolio investments consistently with the Fund’s investment objective, and executes the Fund’s investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. The Sub-Adviser’s principal address is 230 Park Avenue, New York, New York 10169. The Sub-Adviser is an affiliate of the Adviser and an indirect, wholly-owned subsidiary of ING Groep.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Fund including, without limitation, advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, shareholder servicing agents, and custodians; the expense of obtaining quotations for calculating the Fund’s NAV; taxes, if any, and the preparation of the Fund’s tax returns; and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of disposition or offering any of the portfolio securities held by the Fund; expenses of printing and distributing annual and semi-annual shareholder reports, notices and proxy materials to existing shareholders; expenses of printing and filing annual and semi-annual shareholder reports and other documents filed with governmental agencies; expenses of annual and special shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of the Adviser or Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreement may be terminated without payment of any penalties by the Adviser, the Board, on behalf of the Fund, or the shareholders of the Fund upon sixty (60) days’ prior written notice. Otherwise, after an initial term of two (2) years, the Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Fund, who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

The Sub-Advisory Agreement may be terminated without payment of any penalties by the Adviser, the Directors, on behalf of the Fund, or the shareholders of the Fund upon sixty (60) days’ prior written notice.

Manager-of-Managers Structure

On May 24, 2002, the SEC issued an Exemptive Order permitting the Adviser to enter into new investment sub-advisory agreements with non-affiliated sub-advisers or to materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Directors), but without shareholder approval.

This authority is subject to certain conditions, including the requirements that the Directors (including a majority of Independent Directors) must approve any new or amended sub-advisory agreements with a sub-adviser on behalf of the Fund. Also, in accordance with the Exemptive Order received from the SEC, an information statement describing any change in sub-adviser will be provided to shareholders within ninety (90) days of the change. The Adviser may rely on this Exemptive Order only if, among other things, the Fund’s shareholders have approved the arrangement. The sole shareholder of the Fund approved the “manager-of-managers” arrangement on May 30, 2008. The Adviser remains responsible for providing general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets and, subject to the review and approval of the Board will, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies, and restrictions.

Sub-Advisory Fees

As compensation to the Sub-Adviser for its services, the Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets managed during the month.

Fund	Sub-Advisory Fee
ING Global Target Payment	0.036%

Total Sub-Advisory Fees Paid

For the fiscal years ended October 31, 2011, 2010, and 2009, the Adviser paid the following sub-advisory fees to the Sub-Adviser:

Fund	October 31,
	2011	2010	2009
ING Global Target Payment	$24,690	$14,569	$9,444

Portfolio Managers

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2011.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Paul Zemsky	48	$18,189,439	12	$933,550,188	0	$0
Heather Hackett	36	$16,390,656,563	0	$0	0	$0

Potential Material Conflicts of Interest

Potential conflicts of interest may arise in the management of the Fund. The Adviser and Sub-Adviser may be subject to competing interests that have the potential to influence its decision making with regard to the allocation of the Fund’s assets. For example, one Underlying Fund may pay advisory fees that are higher than others, and some Underlying Funds may have a sub-adviser that is affiliated with the Adviser, while others do not.

The Adviser may also subsidize the expenses of some of the Underlying Funds but not subsidize others. Further, the Adviser may believe that a redemption from an Underlying Fund will be harmful to that fund or to the Adviser or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, the Adviser may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than the Fund.

The Adviser has developed an investment process that it believes will ensure the Fund is managed in the best interests of the shareholders of the Fund.

Compensation

For Heather Hackett and Paul Zemsky, the portfolio managers (“Portfolio Managers”) for the Fund, compensation consists of: (i) fixed base salary; (ii) bonus which is based on the Sub-Adviser’s performance, one-, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and asset and revenue growth of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep.

The Portfolio Managers for the Fund are also eligible to participate in an annual incentive plan delivered in part in cash and in part deferred award in the form of ING IM stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. The Sub-Adviser has defined indices (the Dow Jones Global Market Index) and has set performance goals to appropriately reflect requirements for the investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmarks and peer groups over one- and three-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (45% investment performance, 15% net cash flow, and 15% revenue growth).

Based on job function, internal comparators and external market data, the Portfolio Managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. The awards are paid in a combination of ING restricted stocks and performance shares and vest in three (3) years.

If the Portfolio Managers’ fixed base salary compensation exceeds a particular threshold, they may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the Portfolio Managers as of October 31, 2011, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Heather Hackett	None
Paul Zemsky	None

In addition to the investments shown in the table above, certain portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain ING funds, chosen by the portfolio manager as part of their participation in ING’s deferred compensation plan and other targeted compensation programs. This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his or her compensation.

The information below shows how much a portfolio manager has allocated to an investment option that tracks the performance of the Fund they manage. The portfolio manager may have allocated a portion of their deferral to another investment option which tracks the performance of a fund that they do not manage. Only the amount that a portfolio manager has allocated to an investment option that tracks the performance of the Fund that they manage is shown below as of October 31, 2011:

Portfolio Manager	Dollar Range of Fund Shares Owned under Deferred Compensation
Heather Hackett	$10,001 - $50,000
Paul Zemsky	$100,001 – $500,000

PRINCIPAL UNDERWRITER

Shares of the Fund are offered on a continuous basis. The Fund’s principal underwriter is ING Investments Distributor, LLC, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. ING Investments Distributor, LLC is a Delaware corporation and is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of ING Investments. As principal underwriter for the Fund, ING Investments Distributor, LLC has agreed to use its best efforts to distribute the shares of the Fund thereof.

RULE 12b-1 PLANS

The Company has a distribution plan or shareholder service plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”) applicable to most classes of shares offered by the Fund. Fund shares are distributed by ING Investments Distributor LLC (“Distributor”).

The Fund intends to operate the Rule 12b-1 Plans in accordance with their terms and the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in the following amounts in connection with the offering, sale, and shareholder servicing of Class A, Class C, and Class R shares as a percentage of the Fund’s average daily net assets as set forth in the following table. The Fund does not have a 12b-1 Plan with respect to the Class I shares or Class W shares.

	Fees Based on Average Daily Net Assets
Fund	Class A	Class C	Class R
Global Target Payment	0.25%	1.00%	0.50%

These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class C and Class R shares of the Fund including payments to securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be used to cover expenses incurred in promoting the sale of that class of shares, including: (i) the costs of printing and distributing to prospective investors prospectuses, statements of additional information, and sales literature; (ii) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Fund; (iii) overhead and other distribution related expenses; and (iv) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Rule 12b-1 Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

Under the Rule 12b-1 Plans, ongoing payments will generally be made on a quarterly basis to authorized dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that authorized dealer as nominee or held in a shareholder account that designates that authorized dealer as the dealer of record. Rights to these payments begin to accrue in the 13th month following a purchase of Class A, Class C, or Class R shares. The Distributor may, in its discretion, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class A, Class C, or Class R shares.

In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payment for expenses incurred after the date the Rule 12b-1 Plan terminates.

The Rule 12b-1 Plans continue from year to year from their inception dates, provided such continuance is approved annually by a vote of the Board, including a majority of Independent Directors. The Rule 12b-1 Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Rule 12b-1 Plans must be approved by the Board in the manner described above for annual renewals. The Rule 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days’ written notice to any other party to the Rule 12b-1 Plans. All persons who are under common control with the Fund could be deemed to have a financial interest in the Rule 12b-1 Plans. No other interested person of the Fund has a financial interest in the Rule 12b-1 Plans.

In approving the Rule 12b-1 Plans, the Board considered all the features of the distribution system, including: (i) the advantages to the shareholders of economies of scale resulting from growth in the Fund’s assets and potential continued growth; (ii) the services provided to the Fund and its shareholders by the Distributor; and (iii) the Distributor’s shareholder distribution-related expenses and costs.

The Adviser, the Sub-Adviser, or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

The Distributor is required to report, in writing, to the Board at least quarterly on the amounts and purpose of any payment made under each Rule 12b-1 Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Rule 12b-1 Plan should be continued. The terms and provisions of the Rule 12b-1 Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

Total Distribution Expenses

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Fund paid to the Distributor for the fiscal year ended October 31, 2011 were as follows:

Distribution Expenses	Class A	Class C	Class I	Class R	Class W
Advertising	$748	$280	$101	N/A	$173
Printing	$14,207	$5,319	$1,924	N/A	$3,291
Salaries & Commissions	$153,402	$61,824	$10,897	$1	$42,349
Broker Servicing	$60,338	$47,914	$3,012	N/A	$8,080
Miscellaneous	$60,491	$97,612	$1,381	N/A	$5,239
Total	$289,186	$212,949	$17,315	$1	$59,132

EXPENSES

The Fund’s assets may decrease or increase within the Fund’s fiscal year and the Fund’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Adviser. Certain expenses of the Fund are generally allocated to the Fund, and each class of the Fund, in proportion to its pro rata average net assets; provided that expenses that are specific to a class of the Fund may be charged directly to that class in accordance with the Company’s Amended and Restated Multiple Class Plan pursuant to Rule 18f.3. The Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class. Certain operating expenses shared by several funds are generally allocated amongst those funds based on average net assets.

ADMINISTRATOR

ING Funds Services, LLC (“Administrator”) serves as administrator for the Fund pursuant to an administration agreement with the Company (“Administration Agreement”). The Administrator is an affiliate of the Adviser and an indirect wholly owned subsidiary of ING Groep. The Administrator’s primary address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund’s business, except for those services performed by the Adviser under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Company under this Agreement including, without limitation, the expenses of software licensing and similar products used in the preparation of registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with the governmental agencies. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring that the Fund is in compliance with requirements under applicable law and with the investment policies and restrictions of the Fund.

The Administration Agreement may be cancelled by the Board, without payment of any penalty, by a vote of a majority of the Directors upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days’ written notice to the Company.

The Administrator is a wholly-owned subsidiary of ING Groep, N.V. (“ING Groep”) (NYSE: ING) and the immediate parent company of the Adviser.

Administrative Services Fees

The Administrator receives an annual administrative services fee equal to 0.10% of the Fund’s average daily net assets.

Total Administrative Services Fees Paid

For the fiscal years ended October 31, 2011, 2010, and 2009, the Fund paid the Administrator the following total administrative services fees:

Fund	October 31,
	2011	2010	2009
ING Global Target Payment	$68,582	$40,469	$26,234

OTHER SERVICE PROVIDERS

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian of the Fund. The custodian does not participate in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside of the United States, The Bank of New York Mellon has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP provides audit services, tax return preparation and assistance, and consultation in connection with the review of SEC filings. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

Legal Counsel

Legal matters for the Company are passed upon by Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) (“Transfer Agent”), 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent to the Fund.

PORTFOLIO TRANSACTIONS1

The Fund normally invests all of its assets in shares of the Underlying Funds. This section describes the portfolio transactions of the Fund and Underlying Funds.

The Adviser or Sub-Adviser for the Fund places orders for the purchase and sale of investment securities for the Fund pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement. Subject to policies and procedures approved by the Fund’s Board, the Adviser or Sub-Adviser has

[1]

For purposes of this section, the discussion relating to investment decisions made by the Adviser or Sub-Adviser with respect to the Fund also includes investment decisions made by an adviser or sub-adviser with respect to an Underlying Fund. For convenience, only the terms Adviser or Sub-Adviser and Fund are used.

discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where the Sub-Adviser resigns or the Adviser otherwise assumes day-to-day management of the Fund pursuant to its Investment Advisory Agreement with the Fund, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis when, in the Adviser’s or Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser or Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Selects Broker-Dealers

The Adviser or Sub-Adviser has a duty to seek to obtain best execution of the Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Adviser or Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed, and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Fund’s orders, the Adviser or Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund. These credits are used to pay certain expenses of the Fund. These commission recapture payments benefit the Fund and not the Adviser or Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for the Fund, the Adviser or Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, the Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or Sub-Adviser from its own funds, and not by portfolio commissions paid by the Fund.

Benefits to the Adviser or Sub-Adviser - Research products and services provided to the Adviser or Sub-Adviser by broker-dealers that effect securities transactions for the Fund may be used by the Adviser or Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or Sub-Adviser in connection with the Fund. Some of these products and services are also available to the Adviser or Sub-Adviser for cash and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees payable to the Adviser or the sub-advisory fees payable to the Sub-Adviser for services provided to the Fund. The Adviser’s or Sub-Adviser’s expenses would likely increase if the Adviser or Sub-Adviser had to generate these research products and services through its own efforts or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the SEC and FINRA. Under these rules, the Adviser or Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of the Fund when selecting a broker-dealer for Fund portfolio transactions and neither the Fund, nor the Adviser or Sub-Adviser, may enter into an agreement under which the Fund directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Fund shares. The Fund has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information About Trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in the Sub-Adviser, investment personnel, reorganizations, or mergers of the Fund may result in the sale of a significant portion or even all of the Fund’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the Fund. The Fund, the Adviser, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, a reorganization, or other changes.

Allocation of Trades

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Fund and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures. The Sub-Adviser may use different methods of allocating the results aggregated trades. The Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which the Fund participated are subject to periodic review by the Board. To the extent the Fund seeks to acquire (or dispose of) the same security at the same time, the Fund may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. However, over time, the Fund’s ability to participate in aggregate trades is expected to provide better execution for the Fund.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

For the fiscal years ended October 31, 2011, 2010, and 2009, the brokerage commission fees were paid as follows:

Fund	October 31,
	2011	2010	2009
ING Global Target Payment	$57[1]	$0	$0

1	The increase in brokerage commission paid by the Fund is due to an increase in the trading activity of the Fund.

For the fiscal years ended October 31, 2011, 2010, and 2009, brokerage commissions in the amounts listed below were paid to firms that also provided research, statistical, or other services to the Adviser:

Fund	October 31,
	2011	2010	2009
ING Global Target Payment	$0	$0	$0

For the fiscal years ended October 31, 2011, 2019, and 2009, the Fund did not use affiliated brokers to execute portfolio transactions.

During the fiscal year ended October 31, 2011, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or its parents.

PURCHASE AND REDEMPTION OF SHARES

Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

Purchases

A complete description of the manner in which the shares may be purchased, redeemed, or exchanged appears in the Class A, Class C, Class I, Class R, and Class W shares’ Prospectuses in the sections entitled “How to Buy Shares,” “How to Sell Shares,” and “How to Exchange Shares,” respectively.

Class A shares of the Fund are purchased at the applicable NAV next determined after a purchase order is received, less any applicable front-end sales charge, and redeemed at the applicable NAV next determined, adjusted for any applicable CDSC, after a redemption request is received, as described in the Prospectuses. Class C shares of the Fund are purchased at the applicable NAV next determined after a purchase order is received. Class C shares are redeemed at the applicable NAV next determined, less any applicable contingent deferred sales charge (“CDSC”) after a redemption request is received, as described in the Prospectuses.

Class I, Class R, and Class W shares of the Fund are purchased and redeemed at the applicable NAV next determined after a purchase or redemption order is received, as described in the Prospectuses.

Certain brokers or other designated intermediaries, such as third-party administrators or plan trustees, may accept purchase and redemption orders on behalf of the Fund. The Transfer Agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next determined after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

Redemptions

Payment to shareholders for shares redeemed will be made within seven (7) days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the Transfer Agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which: (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists, as determined by the SEC, as a result of which: (a) disposal by the Fund of securities owned by it is not reasonably practicable; or (b) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (iii) the SEC by order so permits for the protection of shareholders of the Fund.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may satisfy redemption requests wholly or partly by delivering securities from its investment portfolio at their then current market value equal to the redemption price rather than cash. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem its shares with respect to each shareholder during any ninety (90) day period solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of the Fund at the beginning of the period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on non-redeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions. The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

SALES CHARGES

As noted in the Prospectuses, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of the Fund at the then current NAV, with no sales charge. The Fund’s management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable NAV in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

Front-End Sales Charges

Special Purchases at Net Asset Value – Class A Shares

Front-end sales charges will not apply if you are buying Class A shares with proceeds from redemptions from any ING-advised fund if you:

—	originally paid a front-end sales charge on the shares; and

—	reinvest the money within ninety (90) days of the redemption date.

The Fund’s front-end sales charges will also not apply to Class A shares purchased by:

—

employees of ING Groep and its affiliates (including retired employees and members of employees’ and retired employees’ immediate families and board members and their immediate families), FINRA registered representatives of the Distributor or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families);

—

investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either: (i) directly in any fund or through an unregistered separate account sponsored by ING Life Insurance and Annuity Company (“ILIAC”) or any successor thereto or affiliate thereof; or (ii) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death, or disability;

—	certain trust companies and bank trust departments investing on behalf of their clients;

—	certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more;

—

current employees of broker-dealers and financial institutions that have entered into a selling agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer;

—	registered investment companies;

—	insurance companies (including separate accounts);

—	shareholders of the Adviser Class at the time such shares were re-designated as Class A shares; and

—	certain executive deferred compensation plans.

Letter of Intent – Class A Shares

You may qualify for a reduced sales charge when you buy Class A shares as described in the Prospectuses. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one fund and will be effective only after notification to the Distributor that the investment qualifies for a discount. Your holdings in the Fund acquired within ninety (90) days of the day the

Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the Transfer Agent in escrow until you fulfill the Letter of Intent. If, at the end of the thirteen-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the thirteen-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount – Class A Shares. A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares, as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts, invested in Class A shares of the Fund. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Fund to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made, the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

Contingent Deferred Sales Charges

Certain Class A shares and all Class C shares are subject to a CDSC, as described in the Prospectuses. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

—	redemptions of shares purchased through reinvestment of dividends or capital gains distributions; and

—	shares purchased more than one (1) year prior to the redemption.

CDSC Waivers

The CDSC will be waived for:

—	exchanges to other funds of the same class;

—	redemptions following the death or disability of the shareholder or beneficial owner;

—	redemptions related to distributions from retirement plans or accounts under Section 403(b) of the Code after you attain age 70 1/2;

—	tax-free returns of excess contributions from employee benefit plans;

—	distributions from employee benefit plans, including those due to plan termination or plan transfer; and

—	redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Privileges), provided that such redemptions:

o	are limited annually to no more than 12% of the original account value;
o	are made in equal monthly amounts, not to exceed 1% per month; and
o	the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was not less than $250,000 for Class C shares.

Dealer Commissions and Other Incentives

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge. Securities dealers that sell Class A shares may be entitled to receive the following commissions:

Dealer’s Reallowance as a Percentage of Offering Price
Amount of Transaction	Class A
$0 to $49,999	4.75%
$50,000 to $99,999	4.00%
$100,000 to $249,999	3.00%
$250,000 to $499,999	2.25%
$500,000 to $999,999	2.00%
$1,000,000 and over	See below

Securities dealers that sell Class A shares of the Fund may be entitled to receive a commission at the rate of 1.00% on purchases of $1 million or more of Class A shares that are subject to a CDSC.

The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

In addition, the Adviser may make payments of up to 0.05% of the Fund’s average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company’s selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Fund available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Fund. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

The value of a shareholder’s investment will be unaffected by these payments.

The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or “focus firms.” The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global

Markets, Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; ING Financial Advisers, LLC; ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; PrimeVest Financial Services, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Sharebuilder Securities Corporation; Stifel Nicolas & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, LLC; and Wells Fargo Advisors, LLC.

SHAREHOLDER INFORMATION

Redemptions

The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the NYSE is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

Exchanges

The following conditions must be met for all exchanges of the Fund and ING Money Market Fund: (i) the shares that will be acquired in the exchange (the “Acquired Shares”) are available for sale in the shareholder’s state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (“Exchanged Shares”); (iii) the Exchanged Shares must have been held in the shareholder’s account for at least thirty (30) days prior to the exchange; (iv) except for exchanges into ING Money Market Fund, the account value of the fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

The Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five (5) business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. The Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least sixty (60) days in advance. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders of the Fund in response to market fluctuations. Accordingly, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, the Adviser reserves the right to reject any exchange request.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of not less than 5% of its outstanding common shares. If more than 5% of the fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

The Fund’s Transfer Agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semi-annual shareholder reports will also be sent to shareholders. The Transfer Agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and individual retirement account (“IRA”) accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse’s individual account, and your spouse’s IRA may be shown on one consolidated statement.

SHAREHOLDER SERVICES AND PRIVILEGES

Cross Investing

Cross investing may only be made in a fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

Dividend Investing

You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other fund.

Systematic Exchange

You may establish an automatic exchange of shares from one fund to another. The exchange will occur on or about the day of your choosing each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Systematic Investment Feature

The Systematic Investment feature, using the Electronic Funds Transfer (“EFT”) capability, allows you to make automatic monthly investments in the Fund. On the application, you may select the amount of money to be moved and the fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per fund, and we reserve the right to increase that amount. EFT transactions will be effective fifteen (15) days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to twelve (12) calendar days.

Systematic Withdrawal Plan

The Fund has established a Systematic Withdrawal Plan (“Plan”) to allow you to elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class I, Class R, and Class W shares) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class I shares and $1,000 in the case of Class W shares). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual, or annual payments. You may change the amount, frequency, and payee, or terminate the plan by giving written notice to the Transfer Agent. The Plan may be modified at any time by the Fund or terminated upon written notice by the Fund.

A CDSC may be applied to withdrawals made under this plan. As shares of the Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes. Please consult your tax adviser.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”), and New York Stock Exchange Medallion Signature Program (“NYSE MSP”). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by a notary public. The Company reserves the right to amend, waive or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of the Fund’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The NAV of the Fund is based on the NAVs of the Underlying Funds.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in sixty (60) days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter, assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. (See the section entitled “How Shares are Priced” in the Prospectuses.) The long-term debt obligations held in the Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable, are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or, if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service; and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded on the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Fund, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes as they reflect daily expense accruals of the higher service fees. However, it is expected that the per share NAV of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to federal, state, local, and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Code, U.S. Treasury regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive. The following assumes Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss an investment in the Fund with your tax adviser.

The Fund intends to qualify each year as a RIC under provisions of Subchapter M of the Code. To qualify for and be taxed as a RIC, the Fund must, among other things: (i) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts, and forward contracts) derived with respect to the Fund’s business of investing in stock, securities, or currencies; and (b) net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year or within thirty (30) days thereafter (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (A) the securities (other than US. Government securities or securities of other RICs) of any one issuer; (B) the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same businesses; (C) or the securities of one or more qualified publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund’s principal business of investing in stocks or securities (or options and futures with respect to stocks or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

As a RIC, the Fund will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would (unless certain cure provisions apply) be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction, or for taxable years beginning before January 1, 2013, as qualified dividends for individual shareholders) which are discussed below. If the Fund fails to qualify as a RIC in any year, it would not be required to make distributions to its shareholders and it would have to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Capital Loss Carryforwards

Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years. Capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows as of October 31, 2011:

Fund	Amount	Expiration Date
Global Target Payment	$(1,041,147)	2017

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are generally taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporation dividends-received deduction to the extent that such distributions are attributable to the Fund’s dividend income from U.S. corporations and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% for net long-term capital gains and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower rates. The Fund anticipates that all or substantially all of its dividends will be taxed as ordinary income that would not be qualifying dividends eligible for the lower tax rate currently applicable for qualified dividend income payable to non-corporate shareholders. The lower rates on long-term capital gains and qualifying dividends are currently scheduled to apply through 2012. In the absence of additional Congressional action, for calendar years after 2012, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by the Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the investors.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2013.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Backup Withholding

The Fund or an Underlying Fund generally will be required to withhold federal income tax equal to the fourth lowest tax rate applicable to unmarried individuals (currently at a rate of 28% which is scheduled to increase to 31% after 2012) (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if: (i) the shareholder fails to furnish the Underlying Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as an the Fund or an Underlying Fund may require; (ii) the IRS notifies the Fund or an Underlying Fund that the taxpayer identification number furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund or an Underlying Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iv) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Underlying Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Underlying Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Underlying Fund’s net investment income to be distributed to its shareholders as ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Dividends with respect to taxable years of the Fund beginning before January 1, 2012 (or a later date if extended by the U.S. Congress) that are properly reported by the Fund as interest-related dividends or short-term capital gain dividends attributable to certain U.S. source interest or short-term capital gains received by the Fund may not be subject to U.S. federal income tax when received by certain foreign shareholders, provided the Fund properly reports such amounts and certain conditions are met.

Also, foreign shareholders may be subject to U.S. estate tax with respect to their Fund shares.

Foreign Withholding Taxes

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax.

However, if at least 50% of the value of the Fund's total assets as of the close of each quarter of the year is represented by interests in other RICs, and if more than 50% in value of an Underlying Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Underlying Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by the Fund, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Underlying Fund provided certain requirements are satisfied. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

Special Considerations Relating to Funds of Funds

The Fund is a “fund of funds” because it invests its assets primarily in Underlying Funds that are regulated investment companies. Consequently, its distributable income and gains will normally consist primarily of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from those losses until (i) the Underlying Fund realizes gains that it can reduce by those losses; or (ii) the Fund recognizes its share of those losses (so as to offset distributions of net income or capital gains from other Underlying Funds) when it disposes of shares of the Underlying Fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying Fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying Fund).

In addition, in certain circumstances, the “wash sale” rules may apply to sales of Underlying Fund shares. A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund (or substantially identical securities) 30 days before or after the date of the sale. The wash sale rules could defer losses of the Fund on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends received deduction) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds.

Depending on the percentage ownership of the Fund in an Underlying Fund before and after a redemption of Underlying Fund shares, the redemption of shares by the Fund of such Underlying Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving a capital gain or loss on the shares of the Underlying Fund. This could be the case where the Fund holds a significant interest in an Underlying Fund that is not “publicly offered” (as defined in the Code) and redeems only a small portion of such interest. Dividend treatment of such a redemption would affect the amount and character of income required to be distributed by both the Fund and the Underlying Fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income;” otherwise, it would be taxable as ordinary income and could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held shares of the Underlying Funds directly.

If the Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as “qualified dividend income” as described below, then the Fund is permitted, in turn, to report (generally on an IRS Form 1099) a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund. If the Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible for the dividends received deduction, then the Fund is permitted, in turn, to report (generally on an IRS Form 1099) a portion of its distributions as eligible for the dividends received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

For taxable years beginning after December 22, 2010, if the Fund is a “qualified fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year), it will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any interest received on tax-exempt obligations in which it directly invests or any exempt-interest dividends it receives from Underlying Funds in which it invests. Further, for taxable years beginning after December 22, 2010, if the Fund is a qualified fund of funds, it will be able to elect to pass through to its shareholders any foreign income and other similar taxes paid by the Fund or paid by an Underlying Fund in which the Fund invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund qualifies to make the election for any year, it may determine not to do so.

Options, Hedging Transactions and Certain Financial Instruments

The taxation of equity options (including options on narrow-based stock indices) and OTC Options on debt securities is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, with respect to a put or call option that is purchased by an Underlying Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which an Underlyin Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses (as discussed herein) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by an Underlying Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by an Underlying Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by an Underlying Fund. In addition, losses realized by an Underlying Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Furthermore, certain carrying charges (inlcuding interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to an Underlying Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by an Underlying Fund which is taxed as ordinary income when distributed to shareholders.

An Underlying Fund may make one or more of the elections available under the Code which are applicable to straddles. If an Underlying Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, an Underlying Fund may recognize gain (but not loss) from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, an Underlying Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Underlying Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Underlying Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the sixty (60) day period beginning on the day such transaction was closed, if the Underlying Fund’s risk of loss is not reduced during that sixty (60) day period.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for an Underlying Fund to qualify as a RIC may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to “qualified dividend income” to instead be taxed at the rate of tax applicable to ordinary income.

Requirements relating to an Underlying Fund’s tax status as a RIC may limit the extent to which an Underlying Fund will be able to engage in transactions in options and foreign currency forward contracts.

Original Issue Discount and Market Discount

Certain debt securities acquired by an Underlying Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by an Underlying Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

If an Underlying Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by an Underlying Fund in each taxable year in which the Underlying Fund owns an interest in such debt security and receives a principal payment on it. In particular, an Underlying Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of: (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by an Underlying Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Underlying Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Other Investment Companies

It is possible that by investing in other investment companies, the Fund or an Underlying Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Fund may limit the extent to which the Fund will be able to invest in other investment companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses.

Passive Foreign Investment Companies

An Underlying Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income (including dividends, interest, royalties, rents, and certain other types of investment income). In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. An Underlying Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Underlying Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Underlying Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

An Underlying Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, an Underlying Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Undelrying Fund’s PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Underlying Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividend income.”

Sale or Other Disposition of Shares

Upon the redemption, sale or exchange of his shares, a shareholder will recognize a taxable gain or loss depending upon his/her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates (for shareholders who are individuals), depending on the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund)

within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of an Underlying Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where: (i) the shareholder incurs a sales charge in acquiring the stock of a RIC; (ii) the stock is disposed of before the 91st day after the date on which it was acquired; (iii) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares of stock; and (iv) the subsequently purchased shares are acquired no later than January 31st of the following calendar year. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Short Sales Against the Box

If an Underlying Fund sells short against the box, unless certain constructive sale rules (discussed herein) apply, it also will recognize a capital gain or loss upon the purchase of securities to close the short sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Underlying Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by an Underlying Fund, thereby requiring current recognition of gain, as described more fully under “Options and Hedging Transactions” above. Similarly, if an Underlying Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future U.S. Treasury Regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

DISTRIBUTOR

Shares of the Fund are distributed by the Distributor pursuant to an underwriting agreement between the Company on behalf of the Fund and the Distributor (“Underwriting Agreement”). The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the direction of the Distributor, all sales charges may, at times, be re-allowed to an authorized dealer (“Authorized Dealer”). If 90% or more of the sales commission is re-allowed, such Authorized Dealer may be deemed to be an “underwriter” as that term is defined under the 1933 Act. After an initial term of two (2)

years, the Underwriting Agreement will remain in effect from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectuses for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions re-allowed to selling dealers are not an expense of the Fund and have no effect on the NAV of the Fund. The Distributor’s address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is a Delaware corporation and is an affiliate of the Adviser and an indirect wholly-owned subsidiary of ING Groep.

During the fiscal years ended October 31, 2011, 2010, and 2009, the Distributor received the following amounts in sales charges in connection with the sale of shares:

Global Target Payment Fund	Class A Sales Charges Before Dealer Re-Allowance	Class A Sales Charges After Dealer Re-Allowance	Class C Deferred Sales Charges
2011	$88,049	$632	$606
2010	$47,437	N/A	$3,239
2009	$40,518	N/A	$1,577

During the fiscal years ended October 31, 2011, 2010, and 2009, underwriting fees were paid to the Distributor as follows:

Fund	Total Underwriting Fees
	2011	2010	2009
Global Target Payment	$240,037	$113,782	$67,772

The following table shows all commissions and other compensation received by each principal underwriter who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly during the Fund’s most recent fiscal year.

Fund	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Global Target Payment	ING Investments Distributor	$87,778	$1,238	$0	$0

CALCULATION OF PERFORMANCE DATA

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund’s shares and assume that any income dividends and/or distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five-, and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund’s operations, or on a year-by-year basis).

Average Annual Total Return Quotation

The Fund may, from time to time, include “total return” in advertisements or reports to shareholders or prospective investors.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five (5), and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P (1 + T)[n] = ERV

Where:	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return,

	n	=	the number of years, and

	ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends and/or distributions are reinvested when paid.

Average Annual Total Return (After Taxes on Distributions) Quotation

The Fund may, from time to time, include “total return after taxes on distributions” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five (5), and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P (1 + T) [n] = ATVD

Where:	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return (after taxes on distributions),

	n	=	the number of years, and

	ATVD	=

ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends and/or distributions are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

The Fund may, from time to time, include “total return after taxes on distributions and redemption” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one (1), five (5), and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P (1 + T)[n] = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return (after taxes on distributions),

	n	=	the number of years, and

	ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions and redemption.

All total return figures assume that all dividends and/or distributions are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

Dividend Yield

The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectuses. The current distribution rate for the Fund is the annualization of the Fund’s distribution per share divided by the maximum offering price per share of the Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against the Fund’s income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the affect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons

In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class C, Class I, and Class W shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money, and The Wall Street Journal. If the Fund compares its performance to other funds or to relevant indices, the Fund’s performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges which, if reflected, would reduce performance results.

The average annual total returns, including sales charges, for each class of shares of the Fund for the one-, five-, and ten-year periods ended October 31, 2011 and for classes that have not been in operation for ten (10) years, the average annual total return for the period from commencement of operations to the latest fiscal year end, is as follows:

Total Return Quotations as of October 31, 2011:

Fund		1 Year	5 Years	10 Years	Since Inception	Inception Date
ING Global Target Payment
Class A	%	(5.41)	N/A	N/A	(0.65)	07/01/2008
Class A (after taxes on distributions)%		(6.49)	N/A	N/A	(2.26)
Class A (after taxes on distributions and sale of Fund shares)%		(2.53)	N/A	N/A	(1.56)
Class C (assuming payment of CDSC)%		(1.22)	N/A	N/A	1.11	08/29/2008
Class I	%	0.79	N/A	N/A	1.43	07/01/2008
Class R	%	N/A	N/A	N/A	0.30	08/05/2011
Class W	%	0.67	N/A	N/A	1.37	07/01/2008

FINANCIAL STATEMENTS

The Financial Statements and the independent registered public accounting firm’s report thereon, appearing in the Fund’s annual shareholder report, for the fiscal year ended October 31, 2011 are incorporated herein by reference. The Fund’s annual and unaudited semi-annual shareholder reports may be obtained without charge by contacting ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 or by calling (800) 992-0180.

APPENDIX A – PROXY VOTING PROCEDURES AND GUIDELINES

A-1

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 29, 2003

Revision Date: December 15, 2011

I.	INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.	DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the “Adviser”) the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or

[1]	Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.
[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser’s proxy voting procedures (the “Adviser Procedures”).

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

III.	APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 3. The Board hereby approves such procedures.

Any material changes to the Adviser Procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.	VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes. In the event the recommendations of the Proxy Group, and where applicable, any Investment Professional participating in the voting process, differ, the Investment Professional’s recommendation shall supersede that of the Proxy Group, solely with respect to the particular Fund(s) under the investment scope of the Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process described under Section IV.B.3. below.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), as described in Section IV.B. above and Section V. below.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as Exhibit 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy Within Guidelines, either as directed by the Guidelines or in accordance with the recommendation of the Agent, as applicable, except that it shall also be permissible for Counsel to direct the Proxy Group to take no action on the matter, either abstaining on a specific proposal or not voting the entire proxy. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist, except that, upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group or where applicable, the Investment Professional.

V.	CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent’s recommendation on a matter, no action shall be taken on such matter (i.e., a “Non-Vote”). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report when so required, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote Within Guidelines or to take no action on the matter, so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest.

VI.	REPORTING AND RECORD RETENTION

A.	Reporting by the Funds

Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

B.	Reporting to the Boards

At each regularly scheduled meeting, the Board will receive a report from the Adviser’s Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; and (2) for which the Proxy Group, or an Investment Professional, as applicable, initially recommended a vote Out-of-Guidelines, but which was ultimately voted Within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING BALANCED PORTFOLIO, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING SERIES FUND, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

FORM OF CONFLICTS REPORT

FORM OF CONFLICT OF INTEREST REPORT – PROXY GROUP MEMBERS

PROXY VOTING OF THE ING FUNDS

Issuer:
Meeting Date:

1.	To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal? This does not include former business relationships with which you have had no communication for at least one year and have no expectation of future or ongoing communication.
	Explanation:	YES ☐	NO ☐

2.	To your knowledge, (1) does any ING Entity have a Material Business Relationship with the Issuer or (2) is any ING Entity actively seeking to have a Material Business Relationship with the Issuer?
	Explanation:	YES ☐	NO ☐

3.	Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include communications between Issuers and Investment Professionals or Investment Professionals and the Proxy Coordinator or Proxy Group or routine communications from proxy solicitors.
	Explanation:	YES ☐	NO ☐

4.	Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
	Explanation:	YES ☐	NO ☐
Name:		Date:
Certification: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

Definitions:

Affiliate means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the Issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the Issuer; (D) any officer, director, partner, copartner, or employee of the Issuer; (E) if the Issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the Issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING Entity means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC, ING Investments Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services LLC and ING Financial Advisers, LLC.

Issuer includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control, but does not include entities associated with the Issuer solely through the provision of consulting, advisory or other professional services.

Material Business Relationship means, but, subject to review by Counsel, may not be limited to, a relationship which you know to constitute (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 20% of the outstanding securities of the Issuer (“20% Issuer”) (except that an Issuer’s affiliation with a 20% Issuer shall not constitute a de facto conflict of interest for ING with the first Issuer).

Any other defined term used herein shall have the meaning assigned to it in the Proxy Voting Procedures and Guidelines of the ING Funds, which incorporate the Proxy Voting Procedures of the ING Funds’ Advisers.

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.	INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	ROLES AND RESPONSIBILITIES

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group, or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board. The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.	VOTING PROCEDURES

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an

Investment Professional. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.	The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.	ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two years in the Advisers’ office.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Vice President and Senior Counsel, ING Funds

Effective as of January 1, 2010

EXHIBIT 4

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.	INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered case-by-case.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving case-by-case consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to any proposal being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a case-by-case basis when which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

PROPOSAL	Guidelines
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have

PROPOSAL	Guidelines
no material connection to the company other than the board seat. Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service. Withholding support from a nominee shall be effected by withholding support from, or voting against, the candidate, pursuant to the applicable election standard.

Voting on director nominees in uncontested elections not subject to specific policies described herein	Case-by-Case

Where applicable and except as otherwise provided for herein, voting in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.	For

Support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. Support from a nominee if two-year attendance cannot be ascertained from available disclosure. Do not withhold support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.	Withhold

Unless a company has implemented a policy that should reasonably prevent abuse of its poison pill, support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, withhold support from all continuing directors.	Withhold

Voting on any nominee whom the Agent cites as having failed to implement	Case-by-Case

PROPOSAL	Guidelines
a majority-approved shareholder proposal. Vote for if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. Withhold support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed its reasoning for not implementing the proposal.

Voting on board nominees who have not acted upon negative votes (withhold or against, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting	Case-by-Case

Such board nominees when

(1)    The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)    The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

For

If the above provisions have not been satisfied, generally withhold support from the chair of the nominating committee, or if not standing for election, consider case-by-case.

Support from inside directors or affiliated outside directors who sit on the audit committee	Withhold

Inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.	For

Inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee or has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).	For

PROPOSAL	Guidelines
Compensation Practices

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Generally:

(1)    Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote against the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a case-by-case basis.

Against

(2)    Tenure. Where applicable and except as otherwise provided for herein, nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

For

(3)    Pay for performance. Support for nominees receiving an adverse recommendation from the Agent when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote for nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated, or when the increased compensation relates solely to a practice or practices (such as an increase in option awards or base salary) not deemed inherently problematic by the Agent. Generally withhold support from nominees for structuring equity compensation such that pay is unreasonably insulated from performance conditions.

Case-by-Case

(4) Pay disparity. If the Agent recommends withholding support from director nominees solely due to internal pay disparity, but consider pay magnitude concerns on a case-by-case basis.	For

(5)    Change in control provisions. If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger when mitigating provisions or board actions (e.g., clawbacks) are present. Generally withhold support if they are not present.

For

PROPOSAL	Guidelines
If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments:

• If the amount appears reasonable and no material governance concerns exist	For

• If the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill	Withhold

(6)    Repricing. If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace, buy back or exchange options, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

Withhold

(7)    Tax benefits. If the Agent recommends withholding support from nominees that have approved compensation ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA) without providing adequate rationale or disclosure, and the plan at issue is not being put to shareholder vote at the same meeting. If the relevant plan itself is up for vote, generally vote for the nominee(s), as the provisions under EXECUTIVE AND DIRECTOR COMPENSATION, OBRA-Related Compensation Proposals, shall apply.

Withhold

(8)    Director perquisites. If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, when the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties and the company’s line of business.

For

(9) Incentive plans. Support for nominees in connection with:

•     Long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered case-by-case in connection with executives already holding significant equity positions.

Withhold

•     Short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, withholding support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Case-by-Case

PROPOSAL	Guidelines

(10) Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors.

Case-by-Case

(11) Independence from management. Support for nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.	Withhold

(12) Multiple concerns. If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, severance or termination arrangements, votes on such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Consider on a case-by-case basis compensation packages representing a combination of the above provisions and deemed by the Agent to be excessive. Generally vote for if the total compensation appears reasonable.

For

(13) Commitments. Nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

For

(14) Other. Nominees if the Agent has raised other considerations regarding “poor compensation practices.	Case-by-Case

Accounting Practices

(1) Independent outside director nominees serving on the audit committee.	For

(2)    Where applicable and except as otherwise provided for herein, nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

For

(3)    If the Agent has raised concerns regarding poor accounting practices, consideration of the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee. Generally vote for nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has

Case-by-Case

PROPOSAL	Guidelines
not yet had a full year to remediate the concerns since the time they were identified.

(4) If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under AUDITORS below shall apply.

Board Independence

It shall generally be the policy of the Funds that a board should be majority independent. Inside director or affiliated outside director nominees when the full board is not majority independent.	Case-by-Case

(1)    Support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

Withhold

(2)    Support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

Withhold

(3)    Except as provided above, support for non-independent nominees in the role of CEO, and when appropriate, founder or chairman. Determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

For

(4) Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)    When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Nominees without regard to “over-boarding” issues raised by the Agent, unless other concerns requiring case-by-case consideration have been raised	For

Consideration of nominees when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against	Case-by-Case

PROPOSAL	Guidelines
shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote for the nominee if the issuer has provided adequate rationale regarding the board’s process for determining the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

•     Support on nominees failing the Agent’s performance test, which includes market-based and operating performance measures, provided that input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Case-by-Case

Support for nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)    Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)    Maintains a dual class capital structure, imposes a supermajority vote requirement or has authority to issue blank check preferred stock.

Withhold

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices	Case-by-Case

Proposals Regarding Board Composition or Board Service

•     Except as otherwise provided for herein, shareholder proposals to impose new board structures or policies, including those requiring that the positions of Chairman and CEO be held separately, but vote for proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a case-by-case basis if the board is not majority independent or corporate governance concerns have been identified.

Against

•     Management proposals to adopt or amend board structures or policies, except consider such proposals on a case-by-case basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a

For

PROPOSAL	Guidelines
material reduction in shareholders’ rights.

• Shareholder proposals seeking more than a simple majority of independent directors	Against

• Shareholder proposals asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange	Against

• Shareholder proposals to limit the number of public company boards on which a director may serve	Against

• Shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director)	Against

• Shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein	Against

•     Shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

For

•     Shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote for management proposals in this regard.

Against

Shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board	Against

Director and Officer Indemnification and Liability Protection	Case-by-Case

• Limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care	Against

• Proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness	Against

•     Proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)    The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)    Only if the director’s legal expenses would be covered

For

PROPOSAL	Guidelines
PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for director nominees in contested elections	Case-by-Case

Reimburse proxy solicitation expenses	Case-by-Case

• If associated nominees are also supported	For

AUDITORS

Management proposals to ratify auditors, except in cases of poor accounting practices or high non-audit fees. Consider management proposals to ratify auditors on a case-by-case basis if the Agent cites poor accounting practices.	For

Non-Audit Services

•     Approval of auditors when fees for non-audit services exceed 50 percent of total auditor fees as described below. Vote against management proposals to ratify auditors only when concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote for shareholder proposals asking the issuer to present its auditor annually for ratification.

Case-by-Case

Auditor Independence

• Shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or capping the level of non-audit services	Case-by-Case

Audit Firm Rotation

• Shareholder proposals asking for mandatory audit firm rotation	Against

PROXY CONTEST DEFENSES

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote for one and against the other.

Board Structure: Staggered vs. Annual Elections

• Proposals to classify or otherwise restrict shareholders’ ability to vote upon directors	Against

PROPOSAL	Guidelines
• Proposals to repeal classified boards and to elect all directors annually	For

Shareholder Ability to Remove Directors

• Proposals that provide that directors may be removed only for cause	Against

• Proposals to restore shareholder ability to remove directors with or without cause	For

• Proposals that provide that only continuing directors may elect replacement to fill board vacancies	Against

• Proposals that permit shareholders to elect directors to fill board vacancies	For

Cumulative Voting

•     Management proposals to eliminate cumulative voting, when the company is controlled or maintains a classified board of directors, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard

Against

• Shareholder proposals to restore or permit cumulative voting, when the company maintains a classified board of directors	For

Time-Phased Voting

• Proposals to implement time-phased or other forms of voting that do not promote a one share, one vote standard	Against

• Proposals to eliminate such forms of voting	For

Shareholder Ability to Call Special Meetings

• Management or shareholder proposals that provide shareholders with the ability to call special meetings	For

Shareholder Ability to Act by Written Consent

•     Shareholder proposals that seek the right to act by written consent if the issuer:

(1)    Permits shareholders to call special meetings;

(2)    Does not impose supermajority vote requirements; and

(3)    Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals)

Against

• Management proposals that seek to eliminate the right to act by written consent, generally voting for if the above conditions are present	Case-by-Case

PROPOSAL	Guidelines
• Shareholder proposals that seek the right to act by written consent if the above conditions are not present	For

Shareholder Ability to Alter the Size of the Board

• Proposals that seek to fix the size of the board or designate a range for its size	For

• Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval	Against

TENDER OFFER DEFENSES

Poison Pills

• Proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:	For

(1)   Shareholders have approved adoption of the plan;

(2)   A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or

(3)   The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate

Against

• Shareholder proposals to redeem a company’s poison pill	Case-by-Case

•     Management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer.

Case-by-Case

• Management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards	Against

Fair Price Provisions

• Proposals to adopt fair price provisions	Case-by-Case

• Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares	Against

PROPOSAL	Guidelines
Greenmail

• Proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments	For

• Anti-greenmail proposals when they are bundled with other charter or bylaw amendments	Case-by-Case

Pale Greenmail	Case-by-Case

Unequal Voting Rights

• Dual-class exchange offers	Against

• Dual-class recapitalizations	Against

Supermajority Shareholder Vote Requirement

• Proposals to require a supermajority shareholder vote	Against

•     Management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests

For

White Squire Replacements	For

MISCELLANEOUS

Amendments to Corporate Documents

•     Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by:

(1)    Adding restrictive provisions;

(2)    Removing article provisions or moving them to portions of the charter not requiring shareholder approval; or

(3)    In corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends against because a similar reduction in shareholder rights is requested.

Against
• Proposals for charter amendments that support board entrenchment

PROPOSAL	Guidelines
or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified	Against

• Proposals seeking charter or bylaw amendments to remove anti-takeover provisions	For

• Proposals seeking charter or bylaw amendments not addressed under these Guidelines	Case-by-Case

Shareholder proposals to adopt confidential voting, use independent tabulators, and use independent inspectors of election	For

Management proposals to adopt confidential voting	For

Proxy Access

• Shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board	Case-by-Case

Majority Voting Standard

•     Proposals, provided they contain a plurality carve-out for contested elections, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority voting standard, and provided such standard does not conflict with state law in which the company is incorporated. (See also MUTUAL FUND PROXIES.)

For

• Proposals opposed by the Agent (e.g., if the existence of a controlling shareholder could cause majority voting to pose a negative impact on minority shareholder rights)	Case-by-Case

Bundled or “Conditioned” Proxy Proposals	Case-by-Case

• Proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact	Against

Shareholder Advisory Committees	Case-by-Case

Reimburse Shareholder for Expenses Incurred

• Proposals to reimburse expenses incurred in connection with shareholder proposals	Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S. issuers, except in connection with a proxy contest in which a Fund is not voting in support of management	For

PROPOSAL	Guidelines
Proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding	Case-by-Case

Advance Notice for Shareholder Proposals

•     Management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer

For

Multiple Proposals

•     Multiple proposals of a similar nature presented as options to the course of action favored by management, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines

For

CAPITAL STRUCTURE

Common Stock Authorization

•     Proposals to increase the number of shares of common stock, taking into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders’ proportionate interest. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Case-by-Case

¡     Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards. Consider on a case-by-case basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

For

¡     Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a case-by-case basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

For

¡ Proposals to authorize capital increases exceeding the Agent’s	For

PROPOSAL	Guidelines
thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

¡ Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.	Against

¡ Nonspecific proposals authorizing excessive discretion to a board.	Against

¡     Management proposals to make changes to the capital structure not otherwise addressed under these Guidelines, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Case-by-Case

Dual Class Capital Structures

•     Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider case-by-case if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional

Against

•     Management proposals to create or perpetuate dual class capital structures with unequal voting rights when the relevant Fund owns the class with inferior voting rights (except consider case-by-case if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s)), but generally vote for such proposals if the relevant Fund owns the class with superior voting rights

Against

•     Shareholder proposals to eliminate dual class capital structures with unequal voting rights when the relevant Fund owns the class with inferior voting rights, but generally vote against such proposals if the relevant Fund owns the class with superior voting rights, and consider case-by-case if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional

For

•     Management proposals to eliminate or make changes to dual class capital structures, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and

Case-by-Case

PROPOSAL	Guidelines

is to be utilized

Stock Distributions: Splits and Dividends

•     Management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a case-by-case basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized

For

Reverse Stock Splits

• Management proposals to implement a reverse stock split when the number of shares authorized for issue is proportionately reduced	For

• Proposals to implement a reverse stock split that do not proportionately reduce the number of shares of authorized for issue	Case-by-Case

¡    Requests that do not proportionately reduce the number of shares authorized and effectively exceed the Agent’s allowable threshold for capital increase, considering management’s rationale or disclosure

For

¡ Additional requests for capital increases on the same agenda	Against

Preferred Stock

Proposals to increase the number of shares of preferred stock authorized for issuance. Except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Case-by-Case

•     Proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote for if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal

Against

•     Proposals to issue or create blank check preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense. Generally vote against in cases where the company expressly states that, or fails to disclose whether, the stock

For

PROPOSAL	Guidelines

may be used as a takeover defense, but vote for if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition proposal

•     Proposals to issue or authorize preferred stock in cases where the company specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

For

•     Proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry performance in terms of shareholder returns

Case-by-Case

Shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification	For

Management Proposals to Reduce the Par Value of Common Stock	For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals that Seek to Eliminate Them	Case-by-Case

Debt Restructuring	Case-by-Case

Share Repurchase Programs

• Proposals for open-market share repurchase plans in which all shareholders may participate on equal terms	For

• Proposals for programs with terms favoring selected parties	Against

• Proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market	Against

• Shareholder proposals seeking share repurchase programs, with input from the Investment Professional(s) for a given Fund to be given primary consideration	Case-by-Case

Management Proposals to Cancel Repurchased Shares	For

Tracking Stock	Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, except as otherwise provided for herein, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.	Case-by-Case

PROPOSAL	Guidelines

•     Generally vote in accordance with the Agent’s recommendations for equity-based plans with costs within such cap and against those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger

•     Proposals seeking approval of plans for which the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered case-by-case, voted for if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole

Against

•     Proposals for plans with costs within the cap if the primary considerations raised by the Agent pertain to burn rate thresholds set by the Agent or matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s)

For

• Proposals for plans administered by potential grant recipients	Against

•     Proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes

Against

•     Proposals for long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered case-by-case in connection with executives already holding significant equity positions

Against

• Proposals for plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control)	Against

• Proposals for plans for which the Agent raises other considerations not otherwise provided for herein	Case-by-Case

Restricted Stock or Stock Option Plans

•     Proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Proposals for plans that do not meet the Agent’s criteria in this regard may be supported, but vote against if no disclosure is provided regarding either vesting or performance requirements.

Case-by-Case

PROPOSAL	Guidelines
Management Proposals Seeking Approval to Reprice, Replace or Exchange Options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms	Case-by-Case

•     Proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support

For

•     Management proposals seeking approval of compensation plans that:

(1)    Permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval;

(2)    Include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above); or

(3)    Give the board sole discretion to approve option repricing, replacement or exchange programs

Against

Director Compensation, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold. Do not vote against plans for which burn rate is the sole consideration raised by the Agent.	Case-by-Case

Employee Stock Purchase Plans, and capital issuances in support of such plans, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed case-by-case, voted for if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.	Case-by-Case

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.

• Unless the issuer has provided a compelling rationale, plans that deliver excessive compensation that fails to qualify for favorable tax treatment and are not supported by the Agent	Against

PROPOSAL	Guidelines
• Amendments that Place a Cap on Annual Grants or Amend Administrative Features	For

• Amendments to Add Performance-Based Goals	For

• Amendments to Increase Shares and Retain Tax Deductions Under OBRA, generally voting for such plans that do not raise any negative concerns under these Guidelines	Case-by-Case

• Approval of Cash or Cash-and-Stock Bonus Plan, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation	For

Shareholder Proposals Regarding Executive and Director Pay

•     Regarding the remuneration of individuals other than senior executives and directors, proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice, or proposals seeking disclosure of executive and director compensation if providing it would be out of step with market practice and disruptive to the business

Against

• Proposals that seek to impose new compensation structures or policies, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein	Against

Severance and Termination Payments

•     Shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events), and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

For

• Shareholder proposals seeking double triggers on change in control awards	For

•     Shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals do not specify change-in-control events; Supplemental Executive Retirement Plans; or deferred executive compensation plans; or if ratification is required by the listing exchange

For

•     All proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote for such compensation arrangements if:

Case-by-Case

PROPOSAL	Guidelines

(1)    The primary considerations raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee members(s);

(2)    The issuer has provided adequate rationale and/or disclosure; or

(3)    Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

•     Vote in accordance with the Agent’s recommendations on new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Against

Employee Stock Ownership Plans (ESOPs)	For

401(k) Employee Benefit Plans	For

Shareholder proposals requiring mandatory periods for officers and directors to hold company stock	Against

Advisory Votes on Executive Compensation (Say on Pay)

•     Management proposals seeking ratification of the company’s compensation program, unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent

For

•     Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines, factoring in whether the issuer has made improvements to its overall compensation program and generally voting for if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration

Case-by-Case

• Proposals not supported by the Agent and referencing incentive plan concerns:

¡     Long-term incentive plans: Proposals citing long-term incentive plans that are inadequately aligned with shareholders because they are cash-based or lack an appropriate equity component, except that such cases will be considered case-by-case in connection with executives already holding significant equity positions.

Against

PROPOSAL	Guidelines

¡     Short-term incentive plans: Proposals citing short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, voting against if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains)

Case-by-Case

• Proposals when named executives have material input into setting their own compensation	Against

•      Proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking

Against

Frequency of Advisory Votes on Executive Compensation

• Proposals seeking an annual say on pay	For

• Proposals seeking a less frequent say on pay	Against

STATE OF INCORPORATION

Voting on State Takeover Statutes	Case-by-Case

Voting on Reincorporation Proposals, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change	Case-by-Case

• Management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported	For

• Shareholder reincorporation proposals not also supported by the company	Against

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Proposals not typically supported under these Guidelines, if a key proposal, such as a merger transaction, is contingent upon its support and a vote for is accordingly recommended by the Agent or an Investment Professional	For

Mergers and Acquisitions	Case-by-Case

Corporate Restructuring, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, with voting decisions generally based on the Agent’s approach to	Case-by-Case

PROPOSAL	Guidelines
evaluating such proposals

Appraisal Rights	For

Changing Corporate Name	For

Adjournment of Meeting

• Proposals to adjourn a meeting when the primary proposal is also voted for	For

MUTUAL FUND PROXIES

Election of Directors	Case-by-Case

Converting Closed-end Fund to Open-end Fund	Case-by-Case

Proxy Contests	Case-by-Case

Investment Advisory Agreements	Case-by-Case

Approving New Classes or Series of Shares	For

Preferred Stock Proposals	Case-by-Case

1940 Act Policies	Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction	Case-by-Case

Change Fundamental Investment Objective to Nonfundamental	Case-by-Case

Name Rule Proposals	Case-by-Case

Disposition of Assets/Termination/Liquidation	Case-by-Case

Changes to the Charter Document	Case-by-Case

Changing the Domicile of a Fund	Case-by-Case

Change in Fund’s Subclassification	Case-by-Case

Authorizing the Board to Hire and Terminate Sub-advisors Without Shareholder Approval	For

Distribution Agreements	Case-by-Case

Master-Feeder Structure	For

Mergers	Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement	Against

Reimburse Shareholder for Expenses Incurred	Case-by-Case

Terminate the Investment Advisor	Case-by-Case

PROPOSAL	Guidelines
Majority Voting Proposals	Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines or penalties in connection with the relevant issue.	Case-by-Case

Shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.	Against

PROPOSAL	Guidelines
GLOBAL PROXIES

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals when the Agent recommends voting against such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein. For purposes of these global Guidelines, “against” shall mean withholding of support for a proposal, resulting in submission of a vote of against or abstain, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.	Against

Proposals for which the Agent recommends support of practices described herein as associated with a firm against vote:	Case-by-Case

(1)    As the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes); or

(2)    As the more favorable choice when shareholders must choose between alternate proposals

Routine Management Proposals	For

• The opening of the shareholder meeting	For

• That the meeting has been convened under local regulatory requirements	For

• The presence of quorum	For

• The agenda for the shareholder meeting	For

• The election of the chair of the meeting	For

• The appointment of shareholders to co-sign the minutes of the meeting	For

• Regulatory filings (e.g., to effect approved share issuances)	For

• The designation of inspector or shareholder representative(s) of minutes of meeting	For

• The designation of two shareholders to approve and sign minutes of meeting	For

PROPOSAL	Guidelines
• The allowance of questions	For

• The publication of minutes	For

• The closing of the shareholder meeting	For

• Other similar routine management proposals	For

Proposals seeking authority to call shareholder meetings on less than 21 days’ notice, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.	Case-by-Case

Discharge of Management/Supervisory Board Members

•     Management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends against due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

For

Director Elections

•     Votes on director nominees in uncontested elections not otherwise subject to policies described herein. Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.

Case-by-Case

• Votes in contested elections, with primary consideration given to input from the Investment Professional(s) for a given Fund	Case-by-Case

• For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, non-independent directors when the full board serves as the audit committee, or the	Against

PROPOSAL	Guidelines
company does not have an audit committee

•     For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, non-independent nominees to the audit committee, or, if the slate of nominees is bundled, the slate. However, if the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote for if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted against if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Against

•     Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting against when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

Case-by-Case

•     Non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange

For

• Non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange	For

•     Individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a case-by-case basis

Against

•     For issuers in tax haven markets, votes on bundled slates of nominees if the board is non-majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Against

• For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections. Including:

PROPOSAL	Guidelines

¡        At listed subsidiary companies with controlling shareholders, reelection of top executives if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards.

Against

¡        At companies with a three-committee structure, outside director nominees not deemed independent under the Agent’s standards. However, generally vote for affiliated outsiders if the board after the shareholder meeting is majority independent.

Against

•     Nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

¡         Bundled slates of nominees (e.g., France, Hong Kong or Spain);

¡        Simultaneous reappointment of retiring directors (e.g., South Africa);

¡        In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a case-by-case basis); or

¡         Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision

•     Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Against

•     Nominees in connection with which a recommendation has been made that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring case-by-case consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

For

•     When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

• Nominees for whom the Agent has raised concerns regarding scandals or internal controls	Case-by-Case

PROPOSAL	Guidelines

¡        Nominees or slates of nominees when (1) the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered; (2) culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function); and (3) the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Against

• Non-independent nominees not supported by the Agent when concerns have been raised regarding diminished shareholder value as evidenced by a significant drop in share price and	Case-by-Case

(1)    Few, if any, outside directors are present on the board; and

(2)    The founding family has retained undue influence over the company despite a history of scandal or problematic controls; the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or evidence exists regarding compliance or accounting shortfalls.

Against

• If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect such issues shall apply.

•     Nominees serving on the remuneration committee if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

Case-by-Case

•     For issuers in markets in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.

¡         The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies.

¡        For issuers in Canada, a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Against

•     Self-nominated director candidates, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Case-by-Case

PROPOSAL	Guidelines
• Nominees for whom “over-boarding” issues have been raised by the Agent, unless other concerns require case-by-case consideration	For

•     In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support from the legal entity and vote on the physical person.

• Nominees not supported by the Agent because support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).	Against

• Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

• Proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations	For

• Proposed article amendments in this regard, with voting decisions generally based on the Agent’s approach to evaluating such proposals	Case-by-Case

Director and Officer Indemnification and Liability Protection, voting in accordance with the Agent’s standards	Case-by-Case

• Proposals seeking approval of overly broad provisions	Against

Independent Statutory Auditors

•     With respect to Japanese companies that have not adopted the three-committee structure, any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote against all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Against

• Incumbent nominees at companies implicated in scandals or exhibiting poor internal controls	Against

PROPOSAL	Guidelines
Key Committees

•     Except where market practice otherwise dictates, proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a case-by-case basis.

Against

Director and Statutory Auditor Remuneration, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided	Case-by-Case

•     Proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange or market standards for independence.

For

•     For European issuers, non-executive director remuneration if:

(1)    The advance general meeting documents do not specify fees paid to non-executive directors;

(2)    The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

(3)    It provides for granting of stock options or similarly structured equity-based compensation.

Against

• For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies:

• Follow the Agent’s guidelines on retirement and annual bonus payment proposals if all payments are for directors or auditors who have served as executives of the company	For

• Proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed	Against

•     In all markets, if issues have been raised regarding a scandal or internal controls, bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting against the nominee under

Against

PROPOSAL	Guidelines
criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of retirees a Fund is voting for

Stock Option Plans for Independent Internal Statutory Auditors

• With respect to Japanese companies, proposals regarding option grants to independent internal statutory auditors or other outside parties, following the Agent’s guidelines	Against

Amendment Procedures for Equity Compensation Plans and ESPPs

•     For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

•     Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards there under, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a case-by-case basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

• Plans that:	Against

¡       Exceed the Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

¡      Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

¡       Are administered with discretion by potential grant recipients,

PROPOSAL	Guidelines

unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

¡        Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

¡         Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

¡        For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

¡         Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

¡         Provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

¡         Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

¡        Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

¡        Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

¡         Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that:

(1)    Performance targets are adequately increased in proportion to the additional time available;

(2)    Retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice; or

(3)    The issuer has committed to cease retesting within a reasonable period of time.

• Such plans/awards or the related issuance of shares that: (1) Do not suffer from the defects noted above; or	For

PROPOSAL	Guidelines

(2)    Otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if:

(1)    The company has provided adequate disclosure and/or a reasonable rationale in support of the relevant plan/award, practice or participation;

(2)    The recipient’s overall compensation appears reasonable;

(3)    Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)    The board and/or responsible committee meets exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

• Proposals in connection with such plans or the related issuance of shares in other instances	Case-by-Case

Remuneration Reports (Advisory Votes on Executive Compensation)

•     Reports/proposals that include compensation plans that:

(1)    Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)    Permit retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)    Cite long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)    Cite equity award valuation triggering a negative recommendation from the Agent;

(5)    Include components, metrics or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)    For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

Against

PROPOSAL	Guidelines

(7)    Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted for if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report)

• Reports receiving the Agent’s support and not triggering the concerns cited above	For

•     Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/ termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines, generally voted for if:

(1)    The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)    The recipient’s overall compensation appears reasonable; and

(3)    The board and/or responsible committee meets exchange or market standards for independence.

Reports with typically unsupported features may be voted for when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Case-by-Case

Shareholder Proposals Regarding Executive and Director Pay

• The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

•     Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

For

• Specific issuance requests, based on the proposed use and the	Case-by-Case

PROPOSAL	Guidelines
company’s rationale

•     Proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval

Against

• Nonspecific proposals authorizing excessive discretion to a board	Against

Increases in Authorized Capital

• Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach.

•     Nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding

For

• Specific proposals to increase authorized capital, unless:	For

¡         The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

¡         The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Against

• Proposals to adopt unlimited capital authorizations	Against

• The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

• Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach.

•     Creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

For

• Creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests	For

PROPOSAL	Guidelines

•     Creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid

Against

Poison Pills/Protective Preference Shares

•     Management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee.

Against

• Director remuneration in connection with poison pill considerations raised by the Agent.	Do Not Vote Against

Waiver on Tender-Bid Requirement

•     Proposals seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting for when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request

Case-by-Case

Approval of Financial Statements and Director and Auditor Reports

•     Management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors

For

•     Board-issued reports receiving a negative recommendation from the Agent due to concerns regarding severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange or market standards for independence

For

•     Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/ termination payments not otherwise supported by these Guidelines, factoring in the merits of the rationale or disclosure provided and generally voted for if the overall compensation package and/or program at issue appears reasonable

Case-by-Case

• Board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the	Against

PROPOSAL	Guidelines
presence of non-independent directors on the audit committee

• Such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board	Do Not Vote Against

Remuneration of Auditors

• Proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company	For

Indemnification of Auditors	Against

Ratification of Auditors and Approval of Auditors’ Fees

• For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

• For other markets, generally follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees:

¡ Such proposals if the level of disclosure and independence meet the Agent’s standards	For

¡ In other cases, such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence	For

¡        If fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, voting for ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence

Case-by-Case

Audit Commission

• Nominees to the audit commission, with voting decisions generally based on the Agent’s approach to evaluating such candidates	Case-by-Case

Allocation of Income and Dividends

•     With respect to Japanese companies, management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, generally voting with the Agent’s recommendations to support such proposals unless:

¡        The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

¡        The payout is excessive given the company’s financial position.

Case-by-Case

• Such proposals by issuers in other markets.	For

PROPOSAL	Guidelines

•     In any market, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives	For

• Stock (scrip) dividend proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value	Against

Debt Instruments

• Proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper)	Against

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Case-by-Case

• Debt issuances for companies when the gearing level is between zero and 100 percent	For

•     Proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests

Case-by-Case

Financing Plans

• Adoption of financing plans if they are in the best economic interests of shareholders	For

Related Party Transactions	Case-by-Case

•     Approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high risk terms (e.g., deposits without security interest or guaranty)

For

Approval of Donations

• Proposals for which adequate, prior disclosure of amounts is not provided	Against

PROPOSAL	Guidelines
• Proposals seeking single- or multi-year authorities for which adequate, prior disclosure of amounts is provided	For

Capitalization of Reserves

• Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares	For

Investment of Company Reserves, with primary consideration for such proposals given to input from the Investment Professional(s) for a given Fund	Case-by-Case

Amendments to Articles of Association	Case-by-Case

• That are editorial in nature	For

• Where shareholder rights are protected	For

• Where there is negligible or positive impact on shareholder value	For

• For which management provides adequate reasons for the amendments or the Agent otherwise supports management’s position	For

• That seek to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type	For

• Which the company is required to do so by law (if applicable)	For

• That remove or lower quorum requirements for board or shareholder meetings below levels recommended by the Agent	Against

• That reduce relevant disclosure to shareholders	Against

• That seek to align the articles with provisions of another proposal not supported by these Guidelines	Against

• That are not supported under these Guidelines, are presented within a bundled proposal, and for which the negative impact, on balance, outweighs any positive impact	Against

•     That impose a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights

Against

• With respect to article amendments for Japanese companies:

PROPOSAL	Guidelines
• Management proposals to amend a company’s articles to expand its business lines	For

•     Management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns

For

•     If anti-takeover concerns exist, management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense

Against

•     Management proposals regarding amendments to authorize share repurchases at the board’s discretion, unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest (generally following the Agent’s guidelines)

Against

Other Business

• Management proposals in connection with global proxies, voting in accordance with the Agent’s market-specific recommendations	Against

ING Series Fund, Inc.

(“Registrant”)

PART C:

OTHER INFORMATION

ITEM 28.		EXHIBITS

(a)	(1)

Articles of Amendment and Restatement dated February 21, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on July 24, 2002 and incorporated herein by reference.

	(2)

Articles of Amendment dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on July 24, 2002 and incorporated herein by reference.

	(3)

Articles of Amendment dated September 2, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant’s Form N-1A Registration Statement on September 30, 2003 and incorporated herein by reference.

	(4)

Articles of Amendment dated October 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

	(5)

Articles of Amendment effective February 17, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

	(6)

Articles of Amendment effective March 1, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

	(7)

Articles of Amendment effective August 14, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on July 21, 2005 and incorporated herein by reference.

	(8)

Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund, effective October 6, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant’s Form N-1A Registration Statement filed on February 25, 2005 and incorporated herein by reference.

	(9)

Plan of Liquidation and Dissolution of Series with respect to ING Class Principal Protection Fund II, effective December 20, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant’s Form N-1A Registration Statement filed on February 25, 2005 and incorporated herein by reference.

	(10)

Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund III, effective June 1, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement on July 14, 2005 and incorporated herein by reference.

	(11)

Plan of Liquidation and Dissolution of Series with respect to ING Classic Principal Protection Fund IV, effective September 7, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant’s Form N-1A Registration Statement on February 27, 2006 and incorporated herein by reference.

(12)

Articles of Amendment regarding name change of ING Index Plus Protection Fund, effective December 1, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant’s Form N-1A Registration Statement on February 27, 2006 and incorporated herein by reference.

(13)

Articles Supplementary regarding ING 130/30 Large Cap Equity Fund (ING 130/30 Fundamental Research Fund) dated March 13, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(14)

Articles of Amendment regarding name change of ING 130/30 Large Cap Equity Fund to ING 130/30 Fundamental Research Fund, effective March 30, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(15)

Plan of Liquidation and Dissolution of Series for ING Classic Index Plus Fund, effective April 3, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(16)

Articles of Amendment regarding name change of ING Strategic Allocation Balanced Fund to ING Strategic Allocation Moderate Fund and ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund, effective April 28, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(17)

Articles of Amendment regarding dissolution of ING Classic Index Plus Fund, effective June 13, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 90 to the Registrant’s Form N-1A Registration Statement on July 28, 2006 and incorporated herein by reference.

(18)

Articles of Amendment regarding name change of ING Equity Income Fund to ING Growth and Income Fund, effective August 14, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(19)

Articles of Amendment regarding name change of ING Aeltus Money Market Fund to ING Money Market Fund, effective February 2, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(20)

Articles of Amendment regarding name change of ING International Growth Fund to ING International Equity Fund, effective February 28, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(21)

Articles of Amendment regarding dissolution of ING Growth Fund and ING International Equity Fund, effective January 7, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on February 22, 2008 and incorporated herein by reference.

(22)

Articles Supplementary regarding creation of ING Global Income Builder Fund and ING Tactical Asset Allocation Fund dated February 15, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on March 4, 2008 and incorporated herein by reference.

(23)

Articles Supplementary regarding creation of ING Corporate Leaders 100 Fund dated May 20, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

(24)

Articles of Amendment regarding name change of ING Global Income Builder Fund to ING Global Target Payment Fund, effective June 11, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Form N-1A Registration Statement on August 21, 2008 and incorporated herein by reference.

(25)

Articles Supplementary regarding creation of ING Alternative Beta Fund dated September 16, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A Registration Statement on October 21, 2008 and incorporated herein by reference.

(26)

Articles of Amendment regarding dissolution of ING Classic Principal Protection Fund I, effective October 13, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A Registration Statement on October 21, 2008 and incorporated herein by reference.

(27)

Articles of Amendment regarding dissolution of ING Classic Principal Protection Fund II, effective December 31, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A Registration Statement on October 21, 2008 and incorporated herein by reference.

(28)

Articles of Amendment regarding dissolution of ING Classic Principal Protection Fund III dated January 30, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A Registration Statement on October 21, 2008 and incorporated herein by reference.

(29)

Articles of Amendment regarding dissolution of ING Classic Principal Protection Fund IV dated January 31, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A Registration Statement on October 21, 2008 and incorporated herein by reference.

(30)

Articles Supplementary regarding creation of ING U.S. Government Money Market Fund dated October 15, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant’s Form N-1A Registration Statement on October 30, 2008 and incorporated herein by reference.

(31)

Plan of Liquidation and Dissolution of Series for ING 130/30 Fundamental Research Fund, effective February 9, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(32)

Articles of Amendment regarding dissolution of ING Global Science and Technology Fund dated March 2, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(33)

Articles of Amendment regarding dissolution of 130/30 Fundamental Research Fund dated April 20, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(34)

Articles Supplementary regarding designation and classification of Class W shares of ING Growth and Income Fund and ING Small Company Fund dated June 3, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(35)

Articles of Amendment regarding name change of ING Growth and Income Fund to ING Core Equity Research Fund, effective April 30, 2010 – Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 26, 2010 and incorporated herein by reference.

(36)

Articles of Amendment regarding name change of ING Strategic Allocation Conservative Fund to ING Capital Allocation Fund, effective August 21, 2010 – Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 24, 2010 and incorporated herein by reference.

(37)

Articles of Amendment regarding dissolution of ING Balanced Fund, ING Strategic Growth Fund, and ING Strategic Allocation Moderate Fund dated September 8, 2010 – Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 24, 2010 and incorporated herein by reference.

(38)

Articles of Amendment regarding dissolution of ING U.S. Government Money Market Fund dated January 6, 2011 – Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 24, 2011 and incorporated herein by reference.

(39)

Plan of Liquidation and Dissolution of Series with respect to Brokerage Cash Reserves effective January 25, 2011 – Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(40)

Articles of Amendment regarding re-designating Class C shares to Class L shares for ING Money Market Fund dated July 11, 2011 – Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(41)

Articles Supplementary regarding designation and classification of Class C shares of ING Money Market Fund; Class R shares of ING Alternative Beta Fund, ING Capital Allocation Fund, ING Core Equity Research Fund, ING Corporate Leaders 100 Fund, ING Global Target Payment Fund, ING Money Market Fund, and ING Small Company Fund; and Class W shares of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, and ING Money Market Fund dated July 11, 2011 – Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(42)

Articles Supplementary regarding designation and classification of Class W shares of ING Capital Allocation Fund dated July 29, 2011 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on September 29, 2011 and incorporated herein by reference.

(43)

Plan of Liquidation and Dissolution of Series with respect to ING Tactical Asset Allocation Fund, effective December 15, 2011 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(44)

Articles Supplementary regarding the creation of ING Large Cap Growth Fund dated January 20, 2012 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(b)	(1)

Second Amended and Restated By-Laws dated March 30, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

		(i)

Amendment dated March 11, 2010 to the Second Amended and Restated By-Laws dated March 30, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 26, 2010 and incorporated herein by reference.

(c)	Form of Instruments Defining Rights of Holders (set forth in the Articles of Amendment and Restatement) – Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant’s Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(d)	(1)

Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

		(i)

Amendment dated January 1, 2007 to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

		(ii)

Second Amendment, effective April 4, 2008, to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on April 4, 2008 and incorporated herein by reference.

		(iii)

Amended and Restated Schedule A dated February 29, 2012 to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

	(2)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly, Aeltus Investment Management, Inc.) dated March 1, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

		(i)

First Amendment, effective July 29, 2003, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(ii)

Second Amendment, effective January 1, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly, Aeltus Investment Management) dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration Statement on May 24, 2007 and incorporated herein by reference.

(iii)

Third Amendment, effective October 1, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly, Aeltus Investment Management, Inc.) dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on April 4, 2008 and incorporated herein by reference.

(iv)

Fourth Amendment, effective April 4, 2008, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on April 14, 2008 and incorporated herein by reference.

(v)

Amended and Restated Schedule A dated February 29, 2012 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(3)	Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated October 22, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on December 17, 2008 and incorporated herein by reference.

(4)	Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. as restated August 1, 2003 and amended and restated April 1, 2005, effective March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 76 to the Registrant’s Form N-1A Registration Statement filed on July 14, 2005 and incorporated herein by reference.

(i)

First Amendment, effective September 30, 2010, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 24, 2011 and incorporated herein by reference.

(ii)

Amended Schedule A dated February 29, 2012 to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Series Fund, Inc. dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(iii)

Side Letter Agreement with respect to ING Capital Allocation Fund between ING Investments, LLC and ING Series Fund, Inc. dated April 4, 2011 – Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(iv)

Side Letter Agreement with respect to ING Core Equity Research Fund and ING Small Company Fund between ING Investments, LLC and ING Series Fund, Inc. dated September 30, 2010 – Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 24, 2010 and incorporated herein by reference.

(v)

Side Letter Agreement with respect to ING Core Equity Research Fund and ING Small Company Fund between ING Investments, LLC and ING Series Fund, Inc. dated October 1, 2011– Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

		(vi)

Side Letter Agreement with respect to ING Large Cap Growth Fund between ING Investments, LLC and ING Series, Inc. dated February 29, 2012– Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

	(5)

Money Market Fund Expense Limitation Agreement with regard to ING Money Market Fund between ING Investment, LLC, ING Fund Distributor, LLC, and ING Series Fund, Inc. dated December 15, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 130 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

		(i)

First Amendment, effective April 1, 2010, to the Money Market Fund Expense Limitation Agreement between ING Investment, LLC, ING Fund Distributor, LLC, and ING Series Fund, Inc. dated December 15, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 26, 2010 and incorporated herein by reference.

		(ii)

Amended Schedule A dated August 1, 2011 to the Money Market Fund Expense Limitation Agreement between ING Investment, LLC, ING Fund Distributor, LLC, and ING Series Fund, Inc. dated December 15, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(e)	(1)

Underwriting Agreement between ING Series Fund, Inc. and ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) dated January 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)

Amended Schedule of Approvals dated February 29, 2012 to the Underwriting Agreement between ING Series Fund, Inc. and ING Investments Distributor, LLC dated January 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

		(ii)

Substitution Agreement dated October 8, 2002 to the Underwriting Agreement between ING Series Fund, Inc. and ING Investments Distributor, LLC dated January 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

	(2)	Master Selling Dealer Agreement – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Form N-1A Registration Statement on December 15, 2000 and incorporated herein by reference.

(f)	Deferred Compensation Plan for Independent Directors, as amended November 22, 2010, effective September 15, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A on September 29, 2011 and incorporated herein by reference.

(g)	(1)

Custody Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)

Amended Exhibit A dated February 29, 2012 to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(2)

Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Schedule 2 dated June 4, 2008 to the Foreign Custody Manager Agreement between ING Series Fund, Inc. and The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(ii)

Amended Exhibit A dated February 29, 2012 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(3)

Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated February 29, 2012 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(h)	(1)

Amended and Restated Administration Agreement with respect to ING Money Market Fund between ING Funds Services, LLC and ING Series Fund, Inc. dated April 1, 2002 as amended and restated December 31, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(i)

Amended Schedule A dated February 2009 to the Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated April 1, 2002 as amended and restated December 31, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(2)

Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated May 1, 2002 as amended and restated December 31, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(i)

Amended Schedule A dated February 29, 2012 to the Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Series Fund, Inc. dated May 1, 2002 as amended and restated December 31, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(3)

Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC, and MBIA Insurance Corporation dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(i)

First Amendment dated November 12, 2002 to Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC, and MBIA Insurance Corporation dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(ii)

Second Amendment dated September 26, 2003 to Amended and Restated Financial Guaranty Agreement among ING Series Fund, Inc., Aeltus Investment Management, Inc., ING Investments, LLC, and MBIA Insurance Corporation March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(4)	Custodian Service and Monitoring Agreement among ING Series Fund, Inc., MBIA Insurance Corporation, and The Bank of New York dated June 2, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amendment dated September 30, 2003 to the Custodian Service and Monitoring Agreement among ING Series Fund, Inc., MBIA Insurance Corporation, and The Bank of New York dated June 2, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(ii)

Amended Schedule B dated September 2003 to the Custodian Service and Monitoring Agreement among ING Series Fund, Inc., MBIA Insurance Corporation, and The Bank of New York dated June 2, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(5)	Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated February 29, 2012 to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(6)	Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(i)

Amended Schedule A dated April 2007 to the Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 97 to the Registrant’s Form N-1A Registration Statement on July 30, 2007 and incorporated herein by reference.

(7)	Allocation Agreement (Directors & Officers Liability) dated September 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(i)

Amended Schedule A dated April 2007 to the Allocation Agreement (Directors & Officers Liability) dated September 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(8)

Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York Mellon dated March 13, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(i)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York Mellon dated June 2, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(ii)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York Mellon dated June 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(iii)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York Mellon dated November 3, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(iv)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement with Goldman, Sachs & Co. and The Bank of New York Mellon dated June 7, 2006 – Filed as Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on March 4, 2008 and incorporated by reference.

(9)

Amended and Restated Custodial Undertaking in Connection with Master Repurchase Agreement dated February 21, 2005 with Deutsche Bank Securities Inc. and The Bank of New York Mellon dated November 21, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(i)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated April 28, 2006 with Deutsche Bank Securities Inc. and The Bank of New York Mellon dated November 21, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(ii)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated June 15, 2007 with Deutsche Bank Securities Inc. and The Bank of New York Mellon dated November 21, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 126 to the Registrant’s Form N-1A Registration Statement filed on February 26, 2009 and incorporated herein by reference.

(iii)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated November 10, 2007 with Deutsche Bank Securities Inc. and The Bank of New York Mellon dated November 21, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(10)

Amended and Restated Custodial Undertaking in Connection with Master Repurchase Agreement with Morgan Stanley & Co. Incorporated and The Bank of New York Mellon dated November 8, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(i)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated July 7, 2005 with Morgan Stanley & Co. Incorporated and The Bank of New York Mellon dated November 8, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on September 29, 2011 and incorporated herein by reference.

(ii)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated April 28, 2006 with Morgan Stanley & Co. Incorporated and The Bank of New York Mellon dated November 8, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on September 29, 2011 and incorporated herein by reference.

(iii)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated June 15, 2007 with Morgan Stanley & Co. Incorporated and The Bank of New York Mellon dated November 8, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 145 to the Registrant’s Form N-1A Registration Statement on September 29, 2011 and incorporated herein by reference.

(iv)

Amended Custodial Undertaking in Connection with Master Repurchase Agreement dated November 10, 2007 with Morgan Stanley & Co. Incorporated and The Bank of New York Mellon dated November 8, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(11)

Sub-custodial Undertaking in Connection with Master Repurchase Agreement with Morgan Stanley & Co. Incorporated, State Street Bank and Trust Company and The Bank of New York Mellon dated January 30, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(12)

Fund Participation Agreement dated January 30, 1998 between Aetna Life Insurance and Annuity Company, ING Series Fund, Inc. (formerly, Aetna Series Fund, Inc.), and ING Investment Management Co. LLC dated January 30, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(i)

First Amendment dated September 29, 2000 to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, ING Series Fund, Inc., and ING Investment Management Co. LLC dated January 30, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement filed on May 25, 2004 and incorporated herein by reference.

(13)

Participation Agreement between Fidelity Rutland Square Trust and ING Series Fund, Inc. dated September 11, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(i)

Amendment No. 1 dated February 27, 2009 to the Participation Agreement between Fidelity Rutland Square Trust and ING Series Fund, Inc. dated September 11, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(ii)

Amendment No. 2 dated October 19, 2010 to the Participation Agreement between Fidelity Rutland Square Trust and ING Series Fund, Inc. dated September 11, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement filed on August 4, 2011 and incorporated herein by reference.

(14)

Transfer Agency Services Agreement between BNY Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and ING Series Fund, Inc. dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 130 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

(i)

Form of Amendment to Transfer Agency Services Agreement, effective February 8, 2011, between BNY Mellon Investment Servicing (U.S.) Inc. and ING Series Fund, Inc. dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(ii)

Amended Exhibit A dated February 29, 2012 to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (U.S.) Inc. and ING Series Fund, Inc. dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(i)	(1)

Opinion and consent of counsel regarding the legality of securities being registered dated August 29, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 50 to the Registrant’s Form N-1A Registration Statement filed on August 29, 2001 and incorporated herein by reference.

(2)

Opinion and consent of counsel regarding the legality of securities being registered with respect to Aetna Series Fund, Inc. dated September 27, 2000 – Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant's Form N-1A Registration Statement filed on September 27, 2000 and incorporated herein by reference.

(3)

Opinion and consent of counsel regarding the legality of securities being registered dated February 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant's Form N-1A Registration Statement filed on February 27, 2002 and incorporated herein by reference.

(4)

Opinion and consent of counsel regarding the legality of securities being registered with respect to Class R shares of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, and ING Index Plus SmallCap Fund dated September 25, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 61 to the Registrant’s Form N-1A Registration Statement filed on September 30, 2003 and incorporated herein by reference.

(5)

Opinion and consent of counsel regarding the legality of securities being registered with respect to Class O shares of ING Balanced Fund – Filed as an Exhibit to Post-Effective Amendment No 71 to the Registrant’s Form N-1A Registration Statement filed on August 18, 2004 and incorporated herein by reference.

(6)

Opinion and consent counsel regarding the legality of securities being registered with respect to ING Classic Index Plus Fund – Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Form N-1A Registration Statement Filed on November 30, 2005 and incorporated herein by reference.

(7)

Opinion and consent of counsel regarding the legality of securities being registered with respect to ING 130/30 Fundamental Research Fund – Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(8)

Opinion and consent of counsel regarding the legality of securities being registered with respect to ING Tactical Asset Allocation Fund and ING Global Target Payment Fund (formerly known as ING Global Income Builder) – Filed as Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on March 4, 2008 and incorporated by reference.

(9)

Opinion and consent of counsel regarding the legality of securities being registered with respect to Class O Shares of ING Small Company Fund – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

(10)

Opinion and consent of counsel regarding the legality of securities being registered with respect to ING Corporate Leaders 100 Fund – Filed as an Exhibit to Post-Effective Amendment No. 113 to the Registrant’s Form N-1A Registration Statement on June 10, 2008 and incorporated herein by reference.

(11)

Opinion and consent of counsel regarding the legality of securities being registered with respect to ING Alternative Beta Fund – Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A Registration Statement on October 21, 2008 and incorporated herein by reference.

(12)

Opinion and consent of counsel regarding the legality of securities being registered with respect to ING U.S. Government Money Market Fund – Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant’s Form N-1A Registration Statement on October 30, 2008 and incorporated herein by reference.

(13)

Opinion and consent of counsel regarding the legality of securities being registered with respect to Class O shares of ING Growth and Income Fund. – Filed as an Exhibit to Post-Effective Amendment No. 125 to the Registrant’s Form N-1A Registration Statement on February 2, 2009 and incorporated herein by reference.

(14)

Opinion and consent of counsel regarding the legality of securities being registered with respect to Class W shares for ING Growth and Income Fund and ING Small Company Fund – Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on June 11, 2009 and incorporated herein by reference.

(15)

Opinion and consent of counsel regarding the legality of securities being registered with respect to Class C shares and Class W shares for ING Money Market Fund – Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

(16)

Opinion and consent of counsel regarding the legality of securities being registered with respect to Class R shares for ING Core Equity Research Fund and ING Global Target Payment Fund; and Class W shares for ING Capital Allocation Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, and ING Index Plus SmallCap Fund – Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement filed on August 4, 2011 and incorporated herein by reference.

	(17)

Opinion and consent of counsel regarding the legality of securities being registered with respect to ING Large Cap Growth Fund – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(j)	(1)	Consent of Goodwin Procter LLP – Filed herein.

	(2)	Consent of KPMG LLP – Filed herein.

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)

Amended and Restated Distribution and Shareholder Services Plan (Class A) effective March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)

Amended Schedule 1 dated February 29, 2012 to the Amended and Restated Distribution and Shareholder Services Plan (Class A shares) dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

	(2)

Amended and Restated Distribution and Shareholder Services Plan (Class B shares) effective March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)

Amended Schedule 1 dated December 15, 2011 to the Amended and Restated Distribution and Shareholder Services Plan (Class B shares) dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

	(3)

Amended and Restated Distribution and Shareholder Services Plan (Class C shares) effective March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)

Amended Schedule 1 dated February 29, 2012 to the Amended and Restated Distribution and Shareholder Services Plan (Class C shares) dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

		(ii)

Amended Schedule 2, effective December 19, 2007, to the Amended and Restated Distribution and Shareholder Services Plan (Class C shares) dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

	(4)

Amended and Restated Shareholder Services Plan (Class O shares), effective March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)

Amended Schedule 1 dated December 15, 2011 to the Amended and Restated Shareholder Services Plan (Class O shares), effective March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

		(ii)

Waiver Letter dated August 1, 2011 of fee payable with respect to ING Money Market Fund under the Amended and Restated Shareholder Services Plan (Class O shares) dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

	(5)

Shareholder Service and Distribution Plan (Class R shares) approved June 25, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)

Amended Schedule A dated February 29, 2012 to the Shareholder Service and Distribution Plan (Class R shares) dated June 25, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

	(6)

Shareholder Services Agreement (Class O shares) between ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) and ING Direct Securities, Inc. dated September 10, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

	(7)

Shareholder Services Agreement (Class O shares) between (ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) and ShareBuilder Securities Corporation dated June 4, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(n)	(1)

Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 approved June 15, 2011 – Filed as an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

		(i)

Amended Schedule A dated February 29, 2012 to the Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 approved June 15, 2011 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

		(ii)

Amended Schedule B dated February 29, 2012 to the Third Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 approved June 15, 2011 – Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(o)	Not applicable.

(p)	(1)

ING Funds and Advisers Code of Ethics amended July 2011 – Filed has an Exhibit to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 26, 2011 and incorporated herein by reference.

	(2)

ING Investment Management Advisors B.V. Code of Ethics effective July 1, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A Registration Statement on October 21, 2008 and incorporated herein by reference.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ING Series Fund, Inc. is a Maryland corporation for which separate financial statements are filed. As of February 24, 2012, no affiliated insurance companies or affiliated companies owned more than 25% of the Company’s outstanding voting securities of the Fund.

A list of persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 to Post-Effective Amendment No. 18 to Registration Statement on Form N-4 (File No. 33-81216) as filed on April 9, 2001 and incorporated herein by reference.

ITEM 30.	INDEMNIFICATION

Article 12, Section (d) of the Registrant’s form of Articles of Amendment and Restatement, incorporated herein by reference to Exhibit (a) to Registrant’s Registration Statement on Form N-1A (File No. 33-41694), as filed herein, provides for indemnification of directors and officers. In addition, the Registrant’s officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company which expires October 1, 2012.

Section XI.B of the Administrative Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant’s Registration Statement on Form N-1A (File No. 33-41694), provides for indemnification of the Administrator.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that: (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any “improper personal benefit”; and (2) that a corporation must (unless otherwise provided in the corporation’s charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for “reasonable expenses.” The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF ADVISER

Information as to the directors and officers of ING Investments, LLC (formerly, ING Pilgrim Investments, LLC) together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years is included in its application for registration as a investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of ING Investment Management Co. LLC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of ING Investment Management Co. LLC in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of ING Investment Management Advisors B.V. together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of ING Investment Management Advisors B.V. in the last two years is included on its application for registration as an investment adviser on Form ADV (File No. 801-40494) filed under the Investment Adviser’s Act of 1940, as amended, and is incorporated by reference thereto.

ITEM 32.	PRINCIPAL UNDERWRITER

(a)

ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) is the principal underwriter for ING Mutual Funds; ING Mayflower Trust; ING Funds Trust; ING Equity Trust; ING Investors Trust; ING Prime Rate Trust; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Variable Products Trust; ING Variable Insurance Trust; ING Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING Intermediate Bond Portfolio; ING Money Market Portfolio; and ING Partners, Inc.; ING Strategic Allocation Portfolios, Inc.

(b)

Information as to the directors and officers of the Distributor, ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

(c)	Not applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of: (a) ING Series Fund, Inc., (b) the Investment Adviser, (c) the Distributor, (d) the Custodians, (e) the Transfer Agent, and (f) the Sub-Advisers. The address of each is as follows:

(a)	ING Series Fund, Inc.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

(b)	ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

(c)	ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

(d)	The Bank of New York Mellon

One Wall Street

New York, New York 10286

(e)	BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

(f)	ING Investment Management Co. LLC

230 Park Avenue

New York, New York 10169

(g)	ING Investment Management Advisors B.V.

Schenkkade 65, 2595 AS

The Hague, The Netherlands

ITEM 34.	MANAGEMENT SERVICES

Not applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 150 to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 150 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 27th day of February, 2012.

ING SERIES FUND, INC.

By:	/s/ Theresa K. Kelety
Theresa K. Kelety Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

Shaun P. Mathews*	President, Chief Executive Officer and Interested Director	February 27, 2012

Todd Modic*	Senior Vice President and Chief/Principal Financial Officer	February 27, 2012

Albert E. DePrince Jr.*	Director	February 27, 2012

Martin J. Gavin*	Director	February 27, 2012

Russell H. Jones*	Director	February 27, 2012

Sidney Koch*	Director	February 27, 2012

Joseph E. Obermeyer*	Director	February 27, 2012

*By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Attorney-in-Fact**

**

Powers of attorney for Todd Modic and each Director (except Martin J. Gavin) were attached to Post-Effective Amendment No. 138 to the Registrant’s Form N-1A Registration Statement on December 17, 2010 and are incorporated herein by reference. The Power of Attorney for Martin J. Gavin was attached to Post-Effective Amendment No. 141 to the Registrant’s Form N-1A Registration Statement on July 29, 2011 and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
(j)(1)	Consent of Goodwin Procter LLP
(j)(2)	Consent of KPMG LLP